                                                                    EXHIBIT 10.h

                                                                  CONFORMED COPY




================================================================================




                          EL PASO NATURAL GAS COMPANY



                    ----------------------------------------


                                  $400,000,000
                        REVOLVING CREDIT AND COMPETITIVE
                           ADVANCE FACILITY AGREEMENT


                            DATED AS OF MAY 31, 1996


                    ----------------------------------------


                                 CHEMICAL BANK,
                            AS ADMINISTRATIVE AGENT
                             AND CAF ADVANCE AGENT




================================================================================

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                   ARTICLE I

                                       DEFINITIONS AND ACCOUNTING TERMS   . . . . . . . . . . . . . . . .    1
         SECTION 1.1  Certain Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 1.2  Computation of Time Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 1.3  Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 1.4  References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                  ARTICLE II

                                       AMOUNTS AND TERMS OF THE ADVANCES  . . . . . . . . . . . . . . . .   16
         SECTION 2.1  The Revolving Credit Advances . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         SECTION 2.2  Revolving Credit Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         SECTION 2.3  Making the Revolving Credit Advances  . . . . . . . . . . . . . . . . . . . . . . .   17
         SECTION 2.4  CAF Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         SECTION 2.5  Procedure for CAF Advance Borrowings  . . . . . . . . . . . . . . . . . . . . . . .   19
         SECTION 2.6  CAF Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SECTION 2.7  CAF Advance Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         SECTION 2.8  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         SECTION 2.9  Reduction of the Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 2.10 Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 2.11 Interest on Revolving Credit Advances . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 2.12 Additional Interest on Eurodollar Rate Advances . . . . . . . . . . . . . . . . . .   25
         SECTION 2.13 Interest Rate Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         SECTION 2.14 Voluntary Conversion of Advances  . . . . . . . . . . . . . . . . . . . . . . . . .   27
         SECTION 2.15 Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         SECTION 2.16 Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         SECTION 2.17 Increased Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         SECTION 2.18 Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         SECTION 2.19 Payments and Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         SECTION 2.20 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         SECTION 2.21 Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         SECTION 2.22 Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

                                                  ARTICLE III

                                    CONDITIONS OF EFFECTIVENESS AND LENDING . . . . . . . . . . . . . . .   35
         SECTION 3.1  Conditions Precedent to Effectiveness of this Agreement . . . . . . . . . . . . . .   35
         SECTION 3.2  Conditions Precedent to Initial Advances
                        to Any Borrowing Subsidiary or Holding  . . . . . . . . . . . . . . . . . . . . .   36
         SECTION 3.3  Conditions Precedent to Each Borrowing  . . . . . . . . . . . . . . . . . . . . . .   37

                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . .   38
         SECTION 4.1  Representations and Warranties of the Borrowers . . . . . . . . . . . . . . . . . .   38

                                                   ARTICLE V

                                          COVENANTS OF THE BORROWERS  . . . . . . . . . . . . . . . . . .   41
         SECTION 5.1  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         SECTION 5.2  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
         SECTION 5.3  Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         SECTION 5.4  Restrictions on Material Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .   49

                                                  ARTICLE VI

                                                   GUARANTEE  . . . . . . . . . . . . . . . . . . . . . .   49
         SECTION 6.1  Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         SECTION 6.2  No Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         SECTION 6.3  Amendments, etc. with respect to the Obligations; Waiver of Rights  . . . . . . . .   51
         SECTION 6.4  Guarantee Absolute and Unconditional  . . . . . . . . . . . . . . . . . . . . . . .   51
         SECTION 6.5  Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

                                                  ARTICLE VII

                                               EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . .   53
         SECTION 7.1  Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

                                                 ARTICLE VIII

                              THE ADMINISTRATIVE AGENT AND THE CAF ADVANCE AGENT  . . . . . . . . . . . .   56
         SECTION 8.1  Authorization and Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         SECTION 8.2  Administrative Agent's and CAF Advance Agent's Reliance, Etc. . . . . . . . . . . .   57
         SECTION 8.3  Chemical and Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         SECTION 8.4  Lender Credit Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         SECTION 8.5  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         SECTION 8.6  Successor Administrative Agent and CAF Advance Agent  . . . . . . . . . . . . . . .   58

                                                  ARTICLE IX

                                                 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .   59
         SECTION 9.1  Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         SECTION 9.2  Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         SECTION 9.3  No Waiver; Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         SECTION 9.4  Costs and Expenses; Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         SECTION 9.5  Right of Set-Off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         SECTION 9.6  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         SECTION 9.7  Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         SECTION 9.8  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         SECTION 9.9  Consent to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         SECTION 9.10 GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         SECTION 9.11 Rate of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         SECTION 9.12 Effect on Outstanding CAF Advances  . . . . . . . . . . . . . . . . . . . . . . . .   67
         SECTION 9.13 Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68

                                    SCHEDULE

Schedule I       Commitments, Addresses, Etc.


                                    EXHIBITS

Exhibit A        Form of Revolving Credit Note
Exhibit B        Form of Notice of Borrowing
Exhibit C        Form of CAF Advance Note
Exhibit D        Form of CAF Advance Request
Exhibit E        Form of CAF Advance Offer
Exhibit F        Form of CAF Advance Confirmation
Exhibit G        Form of Assignment and Acceptance
Exhibit H        Form of Opinion of [Associate] General Counsel
                   of the Company
Exhibit I        Form of Opinion of New York Counsel to the Company
Exhibit J        Form of Process Agent Letter
Exhibit K        Form of Joinder Agreement
Exhibit L        Form of Opinion of [Associate] General Counsel of
                   the Company
Exhibit M        Form of Opinion of New York Counsel to the Company

             $400,000,000 REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT, dated as of May 31, 1996, among EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), CHEMICAL BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as CAF Advance Agent (in such capacity, the "CAF Advance Agent") for the Lenders hereunder.

             The parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                 SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Administrative Agent" shall have the meaning assigned to such term in the preamble hereof.

                 "Advance" means an advance by a Lender to any Borrower pursuant to Article II, and refers to a Base Rate Advance, a Eurodollar Rate Advance or a CAF Advance.

                 "Affiliate" means as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. The term "control" (including the terms "controlled by" or "under common control with") means, with respect to any Person, the possession, direct or indirect, of the power to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

                 "Agreement" means this $400,000,000 Revolving Credit and Competitive Advance Facility, as amended, supplemented or otherwise modified from time to time.

                 "Alternate Program" means any other program providing for the sale or other disposition of trade or other receivables entered into by the Company or a Principal Subsidiary (or for purposes of Section 5.2(a) only, any Restricted Affiliate) which is in addition to or in replacement of the program evidenced by the Receivables Purchase and Sale Agreement, provided that such program is on terms (a) substantially similar to the Receivables Purchase and Sale Agreement or (b) customary for similar transactions as reasonably determined by the Administrative Agent.

                 "Applicable LIBO Rate" means in respect of any CAF Advance requested pursuant to a LIBO Rate CAF Advance Request, the London interbank offered rate for deposits in Dollars for the period commencing on the date of such CAF Advance and ending on the maturity date thereof which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the beginning of such period.

                 "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit G hereto.

                 "Base CD Rate" means the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate.

                 "Base Rate" means for any day, a rate per annum (adjusted to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, rounded upwards to the next highest 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1/2 of 1% and (c) the Effective Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Effective Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Effective Federal Funds Rate, respectively.

                 "Base Rate Advance" means an Advance which bears interest as provided in Section 2.11(a)(i).

                 "Borrowers" means the collective reference to EPNGC, each Borrowing Subsidiary and Holding once Holding executes and delivers a Joinder Agreement; each, a "Borrower".

                 "Borrowing" means a borrowing consisting of Advances of the same Type made on the same day by the Lenders, it being understood that there may be more than one Borrowing on a particular day.

                 "Borrowing Subsidiary" means each domestic Principal Subsidiary of the Company which has been designated by the Company as a "Borrowing Subsidiary" by written notice to the Administrative Agent; collectively, the "Borrowing Subsidiaries".

                 "Burlington" means Burlington Resources Inc., a Delaware corporation.

                 "Business Day" means a day of the year on which banks are not required or authorized to close in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances or LIBO Rate CAF Advances, on which dealings are carried on in the London interbank market.

                 "CAF Advance" means an Advance made pursuant to Sections 2.4 and 2.5.

                 "CAF Advance Agent" shall have the meaning assigned to such term in the preamble hereof.

                 "CAF Advance Availability Period" means the period from and including the Closing Date until the earlier of (a) the date which is 14 days prior to the Stated Termination Date and (b) the Termination Date.

                 "CAF Advance Confirmation" means each confirmation by the applicable Borrower of its acceptance of CAF Advance Offers, which CAF Advance Confirmation shall be substantially in the form of Exhibit F and shall be delivered to the CAF Advance Agent by telecopy.

                 "CAF Advance Interest Payment Date" means as to each CAF Advance, each interest payment date specified by the applicable Borrower for such CAF Advance in the related CAF Advance Request.

                 "CAF Advance Lenders" means Lenders from time to time designated by the Company, in consultation with the CAF Advance Agent, as CAF Advance Lenders as provided in Section 2.4.

                 "CAF Advance Maturity Date" means as to any CAF Advance, the date specified by the applicable Borrower pursuant to Section 2.5(d)(ii) in its acceptance of the related CAF Advance Offer.

                 "CAF Advance Note" shall have the meaning assigned to such term in Section 2.7 (collectively, the "CAF Advance Notes").

                 "CAF Advance Offer" means each offer by a CAF Advance Lender to make CAF Advances pursuant to a CAF Advance Request, which CAF Advance Offer shall contain the information specified in Exhibit E and shall be delivered to the CAF Advance Agent by telephone, immediately confirmed by telecopy.

                 "CAF Advance Request" means each request by the applicable Borrower for CAF Advance Lenders to submit bids to make CAF Advances, which request shall contain the information in respect of such requested CAF Advances specified in Exhibit D and shall be delivered to the CAF Advance Agent in writing, by telecopy, or by telephone, immediately confirmed by telecopy.

                 "Capitalization" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties entered into by such Person and its consolidated Subsidiaries, plus
         (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries.

                 "C/D Assessment Rate" means for any day as applied to any Base Rate Advance, the annual assessment rate determined by Chemical to be payable on such day to the Federal Deposit Insurance Corporation (the "FDIC") for the FDIC's (or any successor's) insuring time deposits at offices of Chemical in the United States.

                 "C/D Reserve Percentage" means for any day as applied to any Base Rate Advance, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the then current reserve requirement for the Administrative Agent in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                 "Chemical" means Chemical Bank.

                 "Closing Date" means the date on which the conditions precedent set forth in Section 3.1 have been satisfied (or compliance therewith shall have been waived by the Lenders).

                 "Commitment" means as to any Lender, the obligation of such Lender to make Revolving Credit Advances to the Borrowers hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (as such Schedule I is amended from time to time pursuant to Section 9.7(c)), as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                 "Commitment Percentage" means as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Advances then outstanding constitutes of the aggregate principal amount of the Advances then outstanding).

                 "Company" means (a) at all times prior to Holding becoming a Borrower, EPNGC, and (b) thereafter, Holding.

                 "Contingent Guaranty" shall have the meaning assigned to such term in the definition of the term "Guaranty" contained in this
         Section 1.1.

                 "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.13, 2.14 or 2.18.

                 "Debt" means, as to any Person, all Indebtedness of such Person other than (a) any Project Financing of such Person and (b) in the case of the Company or a Principal Subsidiary, any liabilities of the Company or such Principal Subsidiary, as the case may be, under any Alternate Program, or any document executed by the Company or such Principal Subsidiary, as the case may be, in connection therewith; provided, however, that for purposes of Article V hereof "Debt" shall not include up to an aggregate amount of $100,000,000 of (i) the amount of optional payments in lieu of asset repurchase or other payments to similar effect, including extension or renewal payments, on off balance sheet leases and (ii) the amount of the purchase price for optional acquisition of such asset (in either case, calculated at the lower amount payable in respect of such asset under clause (i) or
         (ii) above.

                 "Dollars" and "$" means dollars in lawful currency of the United States of America.

                 "Effective Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                 "Eligible Assignee" means, with respect to any particular assignment under Section 9.7, any bank or other financial institution approved in writing by the Company expressly with respect to such assignment and, except as to such an assignment by Chemical so long as Chemical is the Administrative Agent hereunder, the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided that neither the Administrative Agent's nor the Company's approval shall be unreasonably withheld.

                 "EPNGC" shall have the meaning assigned to such term in the preamble hereof.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

                 "ERISA Affiliate" means any Person who is a member of the Company's controlled group within the meaning of Section
         4001(a)(14)(A) of ERISA.

                 "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered by the principal office of each of the Reference Lenders in London, England, to prime banks in the London interbank market at 11:00 A.M. (London, England time) two Business Days before the first day of such Interest Period (if applicable or appropriate, in an amount comparable to the amount of such Borrowing) and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Lenders two Business Days before the first day of such Interest Period, subject, however, to the provisions of
         Section 2.13.

                 "Eurodollar Rate Advance" means an Advance which bears interest determined by reference to the Eurodollar Rate, as provided in Section 2.11(a)(ii).

                 "Eurodollar Rate Margin" means for each day and each Eurodollar Rate Advance, the rate per annum set forth below opposite the applicable S&P Bond Rating and Moody's Bond Rating:

               Bond Rating                                         Eurodollar
             (S&P/Moody's)               Level                    Rate Margin
         ---------------------           -----                    -----------
         A-/A3 or higher                      I                        .200%
         BBB+/Baa1                           II                        .205%
         BBB/Baa2                           III                        .250%
         BBB-/Baa3 or lower                  IV                        .300%;

         provided that if the ratings of such rating agencies do not fall within the same Level, the Eurodollar Rate Margin applicable to such day will be the lower Eurodollar Rate Margin and provided, further, that in the event a rating is not available from either rating agency, such rating agency will be deemed to have assigned its lowest rating.

                          "Eurodollar Reserve Percentage" for any Lender for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                 "Events of Default" shall have the meaning assigned to such term in Section 7.1.

                 "Excluded Acquisition Debt" means (a) Debt, Guaranties or reimbursement obligations of any corporation acquired by the Company or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such corporation is not a Subsidiary of the Company) or (b) Debt, Guaranties or reimbursement obligations in respect of any asset acquired by the Company or its Subsidiaries and which Debt, Guaranties or reimbursement obligations exists immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such asset is not an asset of the Company or any of its Subsidiaries).

                 "Existing Facility" shall have the meaning assigned to such term in Section 3.1(g).

                 "FERC" means the Federal Energy Regulatory Commission, or any agency or authority of the United States from time to time succeeding to its function.

                 "Fixed Rate CAF Advance" means any CAF Advance made pursuant to a Fixed Rate CAF Advance Request.

                 "Fixed Rate CAF Advance Request" means any CAF Advance Request requesting the CAF Advance Lenders to offer to make CAF Advances at a fixed rate (as opposed to a rate composed of the Applicable LIBO Rate plus (or minus) a margin).

                 "Guaranty", "Guaranteed" and "Guaranteeing" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than the Company or any of its consolidated Subsidiaries (excluding
         (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of the Company, any of its consolidated Subsidiaries or any Restricted Affiliate, including, without limitation, obligations under any conditional sales agreement, equipment trust financing or equipment lease and any liability of any Restricted Affiliate in respect of obligations of EPNGC or its consolidated Subsidiaries and (c) any such act in connection with a Project Financing that either (i) guarantees performance of the completion of the project which is financed by such Project Financing, until such time, if any, that such guaranty becomes a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "Contingent Guaranty"); provided, however, that for purposes of this definition the liability of the Company or any of its Subsidiaries with respect to any obligation as to which a third party or parties are jointly, or jointly and severally, liable as a guarantor or otherwise as contemplated hereby and have not defaulted on its or their portions thereof, shall be only its pro rata portion of such obligation.

                 "Holding" means any domestic parent holding company of EPNGC which directly or indirectly owns 100% of EPNGC's common stock; provided, however, that immediately after Holding becomes EPNGC's parent holding company, not less than 80% of the shareholders of common stock of Holding are the same shareholders of common stock of EPNGC immediately prior to Holding becoming EPNGC's parent holding company.

                 "Holding Guaranty" shall have the meaning assigned to such term in Section 5.1(g).

                 "Indebtedness" of any Person means, without duplication (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and (c) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

                 "Indemnified Party" means any or all of the Lenders, the Administrative Agent and the CAF Advance Agent.

                 "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period beginning on the date of such Advance or the date of the Conversion of any Advance into such an Advance and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, or, subject to availability to each Lender, nine or twelve months, in each case as the applicable Borrower may, upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period with respect to Eurodollar Rate Advances, select; provided, however, that:

                          (a) the duration of any Interest Period which commences before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

                          (b) if the last day of such Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except if such extension would cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day; and

                          (c) Interest Periods commencing on the same date for Advances comprising the same Borrowing shall be of the same duration.

                 "Joinder Agreement" means a Joinder Agreement, substantially in the form of Exhibit K hereto, duly executed and delivered by the Company and the Borrowing Subsidiary party thereto or Holding, as the case may be.

                 "Lenders" shall have the meaning assigned to such term in the preamble hereof.

                 "LIBO Rate CAF Advance" means any CAF Advance made pursuant to a LIBO Rate CAF Advance Request.

                 "LIBO Rate CAF Advance Request" means any CAF Advance Request requesting the CAF Advance Lenders to offer to make CAF Advances at an interest rate equal to the Applicable LIBO Rate plus (or minus) a margin.

                 "Lien" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Indebtedness or any Guaranty of any Person.

                 "Majority Lenders" means Lenders the Commitment Percentages of which aggregate at least 51%.

                 "Margin Stock" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Material Adverse Effect" means a material adverse effect on the financial condition or operations of the Company and its consolidated Subsidiaries on a consolidated basis.

                 "Material Subsidiary" means any Subsidiary of Holding (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand-alone basis) owns in excess of 10% of the consolidated net property, plant and equipment of Holding and its consolidated Subsidiaries.

                 "Mojave" means Mojave Pipeline Company.

                 "Moody's Bond Rating" means for any day, the rating of EPNGC's (so long as it is the Company) or Holding's (so long as it is the Company), as the case may be, senior long-term unsecured debt by Moody's Investors Service, Inc. in effect at 11:00 A.M., New York City time, on such day.

                 "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which the Company or an

         ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

                 "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                 "Net Worth" means with respect to the Company, as of any date of determination, the sum of the preferred stock and stockholders' equity of the Company as shown on the most recent consolidated balance sheet of the Company delivered pursuant to Section 5.3.

                 "Note" means any Revolving Credit Note or CAF Advance Note (collectively, the "Notes").

                 "Notice of Borrowing" has the meaning specified in Section 2.3(a).

                 "Obligations" means the collective reference to the unpaid principal of and interest on the Notes and all other financial liabilities of the Borrowers to the Administrative Agent, the CAF Advance Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Advances and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or the Notes, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the CAF Advance Agent or to the Lenders that are required to be paid by any Borrower pursuant to this Agreement).

                 "Other Taxes" shall have the meaning assigned to such term in
         Section 2.20(b).

                 "Party" shall have the meaning assigned to such term in
         Section 9.8.

                 "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                 "Permitted Claims" shall have the meaning assigned to such term in Section 9.9(a).

                 "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

                 "Plan" means a Single Employer Plan or a Multiple Employer
         Plan.

                 "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chemical as its prime rate in effect at its principal office in New York City. The Prime Rate is not intended to be the lowest rate of interest charged by Chemical in connection with extensions of credit to debtors.

                 "Principal Subsidiary" means, at any time, any Subsidiary of the Company (other than a Project Financing Subsidiary) having assets at such time greater than or equal to 5% of the consolidated assets of the Company and its consolidated Subsidiaries at such time.

                 "Process Agent" has the meaning specified in Section 9.9(a).

                 "Project Financing" means any Indebtedness incurred to finance a project, other than any portion of such Indebtedness permitting or providing for recourse against the Company or any of its Subsidiaries (or for purposes of Section 5.2(a) only, any Restricted Affiliate) other than (a) recourse to the stock or assets of the Project Financing Subsidiary, if any, incurring or Guaranteeing such Indebtedness, and (b) such recourse as exists under any Contingent Guaranty.

                 "Project Financing Subsidiary" means any Subsidiary of the Company (or for purposes of Section 5.2(a) only, any Restricted Affiliate) whose principal purpose is to incur Project Financing, or to become a partner in a partnership so created, and substantially all the assets of which Subsidiary or partnership are limited to those assets being financed (or to be financed) in whole or in part by a Project Financing.

                 "Receivables Purchase and Sale Agreement" means the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNGC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation and Citicorp North America, Inc., as agent, as such Agreement may be amended, supplemented, restated or otherwise modified from time to time which amendment, supplement, restatement or modification will not extend the purchase of receivables and other assets thereunder to receivables and assets other than present and future gas purchase contract take-or-pay buyout and buydown receivables, the collateral and other support therefor and the collections therefrom.

                 "Reference Lenders" means Chemical, Morgan Guaranty Trust Company of New York and Union Bank of Switzerland.

                 "Register" has the meaning specified in Section 9.7(c).

                 "Restricted Affiliate" means any Affiliate of EPNGC (other than a Subsidiary of EPNGC) designated by EPNGC as a "Restricted Affiliate" by written notice to the Administrative Agent; provided that such Affiliate shall not become a Restricted Affiliate until such time that (a) such Affiliate executes and delivers a guaranty (in form and substance reasonably satisfactory to the Administrative Agent) (each a "Restricted Affiliate Guaranty") in favor of the Administrative Agent, for the ratable benefit of the Lenders, guaranteeing the prompt and complete payment by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such Borrower and (b) the Administrative Agent receives legal opinions from the General Counsel or Associate General Counsel of Holding and from New York counsel to Holding reasonably acceptable to the Administrative Agent, which legal opinions shall be in form and substance satisfactory to the Administrative Agent; provided, further, that after such time as such Affiliate becomes a Restricted Affiliate, EPNGC may terminate the designation of such Affiliate as a Restricted Affiliate by written notice to the Administrative Agent at which time the aforementioned guaranty of such Affiliate shall also terminate.

                 "Restricted Affiliate Guaranty" shall have the meaning assigned to such term in the definition of Restricted Affiliate.

                 "Revolving Credit Advances" shall have the meaning assigned to such term in Section 2.1.

                 "Revolving Credit Note" shall have the meaning assigned to such term in Section 2.3 (collectively, the "Revolving Credit Notes").

                 "S&P Bond Rating" means for any day, the rating of EPNGC's (so long as it is the Company) or Holding's (so long as it is the Company), as the case may be, senior long-term unsecured debt by Standard & Poor's Ratings Group in effect at 11:00 A.M., New York City time, on such day.

                 "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or an ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                 "Stated Termination Date" means May 30, 2001.

                 "Subsidiary" means, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly beneficially owned or controlled by such Person or one or more of its Subsidiaries or such Person and one or more of the Subsidiaries of such Person.

                 "Taxes" shall have the meaning assigned to such term in
         Section 2.20(a).

                 "Termination Date" means the earlier of (a) the Stated Termination Date and (b) the date of termination in whole of the Commitments pursuant to Section 2.9 or 7.1.

                 "Termination Event" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsections .11, .12, .13, .14, .16, .18, .19 or .20 of PBGC
         Reg. Section 2615), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by the Company or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Company or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                 "Three-Month Secondary CD Rate" means, for any day, the secondary market rate (adjusted to the basis of a year of 365 or 366 days, as the case may be) for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it.

                 "Type" means (a) as to any Revolving Credit Advance, its nature as a Base Rate Advance or a Eurodollar Rate Advance and (b) as to any CAF Advance, its nature as a Fixed Rate CAF Advance or a LIBO Rate CAF Advance.

                 "Withdrawal Liability" shall have the meaning given such term under Part 1 of Subtitle E of Title IV of ERISA.

                 SECTION 1.2 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                 SECTION 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles either (a) consistent with those principles applied in the preparation of the financial statements referred to in Section 4.1(e) or (b) not materially inconsistent with such principles (so that no covenant contained in Section 5.1 or 5.2 would be calculated or construed in a materially different manner or with materially different results than if such covenant were calculated or construed in accordance with clause (a) of this
Section 1.3).

                 SECTION 1.4 References. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

                 SECTION 2.1 The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make revolving credit advances ("Revolving Credit Advances") to the Borrowers or any one or more of them from time to time on any Business Day during the period from the date hereof to and including the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided that the aggregate amount of the Advances outstanding shall not at any time exceed the aggregate amount of the Commitments. Each Borrowing shall be in an aggregate amount of $5,000,000 in the case of a Borrowing comprised of Base Rate Advances and $20,000,000 in the case of a Borrowing comprised of Eurodollar Rate Advances, or, in each case, an integral multiple of $1,000,000 in excess thereof (or, in the case of a Borrowing of Base Rate Advances, the aggregate unused Commitments, if less) and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, any Borrower may make more than one Borrowing on any Business Day and may borrow, repay pursuant to Section 2.10 or prepay pursuant to Section 2.15, and reborrow under this Section 2.1.

                 SECTION 2.2 Revolving Credit Notes. The Revolving Credit Advances to each Borrower made by each Lender shall be evidenced by a promissory note of such Borrower, substantially in the form of Exhibit A, with appropriate insertions as to maker, payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to the lesser of (a) the amount of the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Advances made to such Borrower by such Lender. Each Lender is hereby authorized to, and prior to any transfer thereof shall, record the date, Type and amount of each Revolving Credit Advance made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Rate Advances, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded;

provided, however, that the failure to make any such recordation shall not affect the obligations of such Borrower hereunder or any Revolving Credit Note. Each Revolving Credit Note shall (i) be dated (A) in the case of EPNGC, the Closing Date or (B) in each other case, the date the applicable Subsidiary Borrower or Holding, as the case may be, became a Borrower hereunder, (ii) be stated to mature on the Termination Date and (iii) provide for the payment of interest in accordance with this Agreement.

                 SECTION 2.3 Making the Revolving Credit Advances. (a) Each Borrowing of Revolving Credit Advances shall be made on notice by the Company to the Administrative Agent (a "Notice of Borrowing") received by the Administrative Agent, (i) in the case of a proposed Borrowing comprised of Base Rate Advances, not later than 10:00 A.M. (New York City time) on the Business Day of such proposed Borrowing and (ii) in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, not later than 12:00 noon (New York City time) on the third Business Day prior to the date of such proposed Borrowing. Each Notice of Borrowing shall be by telecopy or telephone (and if by telephone, confirmed promptly by telecopier), in substantially the form of Exhibit B, specifying therein the requested (A) Borrower, (B) date of such Borrowing, (C) Type of Revolving Credit Advances comprising such Borrowing, (D) aggregate amount of such Borrowing, and (E) in the case of a Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for each such Advance. Each Lender shall, before 1:00 P.M. (New York City time) on the date of such Borrowing, make available to the Administrative Agent at its address at 270 Park Avenue, New York, New York, 10017, Reference: El Paso Natural Gas Company, or at such other address designated by notice from the Administrative Agent to the Lenders pursuant to Section 9.2, in same day funds, such Lender's ratable portion of such Borrowing. Immediately after the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the applicable Borrower at Chemical, 270 Park Avenue, New York, New York, 10017, Account No. 323291503, Reference: El Paso Natural Gas Company, or at such other account of the applicable Borrower maintained by the Administrative Agent (or any successor Administrative Agent) designated by the applicable Borrower and agreed to by the Administrative Agent (or such successor Administrative Agent), in same day funds.

                 (b) Each Notice of Borrowing shall be irrevocable and binding on the applicable Borrower. In the case of any Borrowing which the related Notice of Borrowing specified is to be comprised of Eurodollar Rate Advances, if such Advances are not made as a result of any failure to fulfill on or before the date specified for such Borrowing the applicable conditions set forth in Article III, the applicable Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of such failure, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing.

                 (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.3 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent, at the Effective Federal Funds Rate for such day. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance to the applicable Borrower as part of such Borrowing for purposes of this Agreement.

                 (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                 SECTION 2.4 CAF Advances. Subject to the terms and conditions of this Agreement, the Borrowers or any one or more of them may borrow CAF Advances from time to time during the CAF Advance Availability Period on any Business Day. The Company shall, in consultation with the CAF Advance Agent, designate Lenders from time to time as CAF Advance Lenders by written notice to the CAF Advance Agent. The CAF Advance Agent shall transmit each such notice of designation promptly to each designated CAF Advance Lender. CAF Advances shall be borrowed in amounts such that the aggregate amount of Advances outstanding at any time shall not exceed the aggregate amount of the Commitments at such time. Any CAF Advance Lender may make CAF Advances in amounts which, individually and together with the aggregate amount of other Advances of such CAF Advance Lender, exceed such CAF Advance Lender's Commitment, and such CAF Advance Lender's CAF Advances shall not be deemed to utilize such CAF Advance Lender's Commitment. Within the limits and on the conditions hereinafter set forth with respect to CAF Advances, the Borrowers from time to time may borrow, repay and reborrow CAF Advances.

                 SECTION 2.5 Procedure for CAF Advance Borrowings. (a) A Borrower, or the Company on behalf of a Borrower, shall request CAF Advances by delivering a CAF Advance Request to the CAF Advance Agent, not later than 12:00 Noon (New York City time) four Business Days prior to the date of the proposed Borrowing (in the case of a LIBO Rate CAF Advance Request), and not later than 10:00 A.M. (New York City time) one Business Day prior to the date of the proposed Borrowing (in the case of a Fixed Rate CAF Advance Request). Each CAF Advance Request may solicit bids for CAF Advances in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and having not more than three alternative maturity dates. The maturity date for each CAF Advance shall be not less than 14 days nor more than 180 days after the date of the Borrowing therefor (and in any event shall be not later than the Stated Termination Date); provided that each LIBO Rate CAF Advance shall mature one, two, three or six months after the date of the Borrowing therefor. The CAF Advance Agent shall notify each CAF Advance Lender promptly by telecopy of the contents of each CAF Advance Request received by the CAF Advance Agent.

                 (b) In the case of a LIBO Rate CAF Advance Request, upon receipt of notice from the CAF Advance Agent of the contents of such CAF Advance Request, each CAF Advance Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at the Applicable LIBO Rate plus (or minus) a margin determined by such CAF Advance Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the CAF Advance Agent, before 10:30 A.M. (New York City time) on the day that is three Business Days before the date of the proposed Borrowing, setting forth:

                 (i) the maximum amount of CAF Advances for each maturity date and the aggregate maximum amount of CAF Advances for all maturity dates which such CAF Advance Lender would be willing to make (which amounts may, subject to Section 2.4, exceed such CAF Advance Lender's Commitment); and

                 (ii) the margin above or below the Applicable LIBO Rate at which such CAF Advance Lender is willing to make each such CAF Advance.

The CAF Advance Agent shall advise the Company and the applicable Borrower before 11:00 A.M. (New York City time) on the date which is three Business Days before the proposed date of the Borrowing of the contents of each such CAF Advance Offer received by it. If the CAF Advance Agent, in its capacity as a CAF Advance Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Company and the applicable Borrower of the contents of its CAF Advance Offer before 10:15 A.M. (New York City time) on the date which is three Business Days before the proposed date of the Borrowing.

                 (c) In the case of a Fixed Rate CAF Advance Request, upon receipt of notice from the CAF Advance Agent of the contents of such CAF Advance Request, each CAF Advance Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at a rate of interest determined by such CAF Advance Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the CAF Advance Agent before 9:30 A.M. (New York City time) on the proposed date of the Borrowing, setting forth:

                 (i) the maximum amount of CAF Advances for each maturity date, and the aggregate maximum amount for all maturity dates, which such CAF Advance Lender would be willing to make (which amounts may, subject to Section 2.4, exceed such CAF Advance Lender's Commitment); and

                 (ii) the rate of interest at which such CAF Advance Lender is willing to make each such CAF Advance.

The CAF Advance Agent shall advise the Company and the applicable Borrower before 10:00 A.M. (New York City time) on the proposed date of the Borrowing of the contents of each such CAF Advance Offer received by it. If the CAF Advance Agent, in its capacity as a CAF Advance Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Company and the applicable Borrower of the contents of its CAF Advance Offer before 9:15 A.M. (New York City time) on the proposed date of the Borrowing.

                 (d) Before 11:30 A.M. (New York City time) three Business Days before the proposed date of the Borrowing (in the case of CAF Advances requested by a LIBO Rate CAF Advance Request) and before 10:30 A.M. (New York City time) on the proposed date of the Borrowing (in the case of CAF Advances requested by a Fixed Rate CAF Advance Request), the Company, in its absolute discretion, shall:

                 (i) cancel such CAF Advance Request by giving the CAF Advance Agent telephone notice to that effect, or

                 (ii) by giving telephone notice to the CAF Advance Agent (immediately confirmed by delivery to the CAF Advance Agent of a CAF Advance Confirmation in writing or by telecopy) (A) subject to the provisions of Section 2.5(e), accept one or more of the offers made by any CAF Advance Lender or CAF Advance Lenders pursuant to Section 2.5(b) or Section 2.5(c), as the case may be, of the amount of CAF Advances for each relevant maturity date and (B) reject any remaining offers made by CAF Advance Lenders pursuant to Section 2.5(b) or
        Section 2.5(c), as the case may be.

                 (e) The Company's acceptance of CAF Advances in response to any CAF Advance Request shall be subject to the following limitations:

                 (i) the amount of CAF Advances accepted for each maturity date specified by any CAF Advance Lender in its CAF Advance Offer shall not exceed the maximum amount for such maturity date specified in such CAF Advance Offer;

                 (ii) the aggregate amount of CAF Advances accepted for all maturity dates specified by any CAF Advance Lender in its CAF Advance Offer shall not exceed the aggregate maximum amount specified in such CAF Advance Offer for all such maturity dates;

                 (iii) the Company may not accept offers for CAF Advances for any maturity date in an aggregate principal amount in excess of the maximum principal amount requested in the related CAF Advance Request; and

                 (iv) if the Company accepts any of such offers, it must accept offers based solely upon pricing for such relevant maturity date and upon no other criteria whatsoever and if two or more CAF Advance Lenders submit offers for any maturity date at identical pricing and the Company accepts any of such offers but does not wish to (or by reason of the limitations set forth in Section 2.4 or in Section 2.5(e)(iii), cannot) borrow the total amount offered by such CAF Advance Lenders with such identical pricing, the Company shall accept offers from all of such CAF Advance Lenders in amounts allocated among them pro rata according to the amounts offered by such CAF Advance Lenders (or as nearly pro rata as shall be practicable after giving effect to the requirement that CAF Advances made by a CAF Advance Lender on a date of the Borrowing for each relevant maturity date shall be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof; provided that if the number of CAF Advance Lenders that submit offers for any maturity date at identical pricing is such that, after the Company accepts such offers pro rata in accordance with the foregoing, the CAF Advance to be made by such CAF Advance Lenders would be less than $5,000,000 principal amount, the number of such CAF Advance Lenders shall be reduced by the CAF Advance Agent by lot until the CAF Advances to be made by such remaining CAF Advance Lenders would be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof).

                 (f) If the Company notifies the CAF Advance Agent that a CAF Advance Request is cancelled pursuant to Section 2.5(d)(i), the CAF Advance Agent shall give prompt telephone notice thereof to the CAF Advance Lenders.

                 (g) If the Company accepts pursuant to Section 2.5(d)(ii) one or more of the offers made by any CAF Advance Lender or CAF Advance Lenders, the CAF Advance Agent promptly shall notify each CAF Advance Lender which has made such a CAF Advance Offer of (i) the aggregate amount of such CAF Advances to be made on such Borrowing Date for each maturity date and (ii) the acceptance or rejection of any offers to make such CAF Advances made by such CAF Advance Lender. Before 1:00 P.M. (New York City time) on the date of the Borrowing specified in the applicable CAF Advance Request, each CAF Advance Lender whose CAF Advance Offer has been accepted shall make available to the Administrative Agent at its office set forth in Section 9.2 the amount of CAF Advances to be made by such CAF Advance Lender, in same day funds. The Administrative Agent will make such funds available to the applicable Borrower as soon as practicable on such date at the Administrative Agent's aforesaid address. As soon as practicable after each Borrowing Date, the CAF Advance Agent shall notify each Lender of the aggregate amount of CAF Advances advanced on such Borrowing Date and the respective maturity dates thereof.

                 (h) The failure of any CAF Advance Lender to make the CAF Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its CAF Advance on the date of such Borrowing, but no CAF Lender shall be responsible for the failure of any other CAF Advance Lender to make the CAF Advance to be made by such CAF Advance Lender on the date of any Borrowing.

                 SECTION 2.6 CAF Advance Payments. (a) The applicable Borrower shall repay to the Administrative Agent, for the account of each CAF Advance Lender which has made a CAF Advance to it, on the applicable CAF Advance Maturity Date the then unpaid principal amount of such CAF Advance. The Borrowers shall not have the right to prepay any principal amount of any CAF Advance.

                 (b) The applicable Borrower shall pay interest on the unpaid principal amount of each CAF Advance to it from the date of the Borrowing to the applicable CAF Advance Maturity Date at the rate of interest specified in the CAF Advance Offer accepted by the applicable Borrower in connection with such CAF Advance (calculated on the basis of a 360-day year for actual days elapsed), payable on each applicable CAF Advance Interest Payment Date.

                 (c) If all or a portion of the principal amount of any CAF Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall, without limiting any rights of any Lender under this Agreement, bear interest from the date on which such payment was due at a rate per annum which is 1% above the rate which would otherwise be applicable pursuant to the CAF Advance Note evidencing such CAF Advance until the stated maturity date of such CAF Advance, and for each day thereafter at a rate per annum which is 2% above the Base Rate, in each case until paid in full (as well after as before judgment). Interest accruing pursuant to this paragraph (c) shall be payable from time to time on demand.

                 SECTION 2.7 CAF Advance Notes. The CAF Advances made by each CAF Advance Lender to each Borrower shall be evidenced by a promissory note of such Borrower, substantially in the form of Exhibit C with appropriate insertions (a "CAF Advance Note"), payable to the order of such CAF Advance Lender and representing the obligation of such Borrower to pay the unpaid principal amount of all CAF Advances made to it by such CAF Advance Lender, with interest on the unpaid principal amount from time to time outstanding of each CAF Advance evidenced thereby as prescribed in Section 2.6(b). Each CAF Advance Lender is hereby authorized to, and prior to any transfer thereof shall, record the date and amount of each CAF Advance made to it by such CAF Advance Lender, the maturity date thereof, the date and amount of each payment of principal thereof and the interest rate with respect thereto on the schedule attached to and constituting part of its CAF Advance Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of such Borrower hereunder or under any CAF Advance Note. Each CAF Advance Note shall be dated (a) in the case of EPNGC, the Closing Date or (b) in each other case, the date the applicable Subsidiary Borrower or Holding, as the case may be, became a Borrower hereunder, and each CAF Advance evidenced thereby shall bear interest for the period from and including the Borrowing Date of such CAF Advance on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and such interest shall be payable as specified in, Section 2.6(b).

                 SECTION 2.8 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee for the period from and including the date hereof to the Termination Date, computed at a variable rate per annum on the average daily amount of the Commitment of such Lender during the period for which payment is made, which rate will vary according to the S&P Bond Rating of the Company and the Moody's Bond Rating of the Company as follows:

        Bond Rating                                        Facility
       (S&P/Moody's)             Level                     Fee Rate
   ---------------------         -----                     --------
   A-/A3 or higher                 I                         .100%
   BBB+/Baa1                      II                         .120%
   BBB/Baa2                      III                         .150%
   BBB-/Baa3 or lower             IV                         .200%;

provided that if the ratings of such rating agencies do not fall within the same Level, the rate applicable to such day will be the lower facility fee rate and provided, further, that in the event a rating is not available from either rating agency, such rating agency will be deemed to have assigned its lowest rating. Such facility fees shall be payable quarterly in arrears on the last day of each March, June, September and December on the Termination Date or such earlier date on which the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                 (b) The Company agrees to pay to Chase Securities Inc., the Administrative Agent and the CAF Advance Agent the fees set forth in the letter, dated May 7, 1996, from Chase Securities Inc. and Chemical to EPNGC.

                 SECTION 2.9 Reduction of the Commitments. The Company shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof.

                 SECTION 2.10 Repayment. The Borrowers shall repay to each Lender on the Termination Date the aggregate principal amount of the Advances then owing to such Lender.

                 SECTION 2.11 Interest on Revolving Credit Advances. (a) Ordinary Interest. The Borrowers shall pay interest on the unpaid principal amount of each Revolving Credit Advance owing to each Lender from the date of such Advance until such principal amount is due (whether at stated maturity, by acceleration or otherwise), at the following rates:

                 (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or due (whether at stated maturity, by acceleration or otherwise).

                 (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, at a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin (in the case of Eurodollar Rate Advances to EPNGC and its Subsidiaries, based on the Moody's Bond Rating and S&P Bond Rating of EPNGC, and, in the case of all other Borrowers, based on the Moody's Bond Rating and S&P Bond Rating of Holding) in effect from time to time, payable on the last day of each such Interest Period and, if any such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

                 (b) Default Interest. The applicable Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance to it that is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times (i) from such due date to the last day of the then existing Interest Period in the case of each Eurodollar Rate Advance, to 1% per annum above the interest rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due, and (ii) from and after the last day of the then existing Interest Period, and at all times in the case of any Base Rate Advance, to 1% per annum above the Base Rate in effect from time to time.

                 SECTION 2.12 Additional Interest on Eurodollar Rate Advances. If any Lender shall determine in good faith that reserves under regulations of the Board of Governors of the Federal Reserve System are required to be maintained by it in respect of, or a portion of its costs of maintaining reserves under such regulations is properly attributable to, one or more of its Eurodollar Rate Advances, the applicable Borrower shall pay to such Lender additional interest on the unpaid principal amount of each such Eurodollar Rate Advance to it (other than any such additional interest accruing to a particular Lender in respect of periods prior to the 30th day preceding the date notice of such interest is given by such Lender as provided in this Section 2.12), payable on the same day or days on which interest is payable on such Advance, at an interest rate per annum equal at all times during each Interest Period for such Advance to the excess of (i) the rate obtained by dividing the Eurodollar Rate for such Interest Period by a percentage equal to 100% minus the Eurodollar Reserve Percentage, if any, for such Lender for such Interest Period over (ii) the Eurodollar Rate for such Interest Period. The amount of such additional interest (if any) shall be determined by each Lender, and such Lender shall furnish written notice of the amount of such additional interest to the Company and the Administrative Agent, which notice shall be conclusive and binding for all purposes, absent manifest error.

                 SECTION 2.13 Interest Rate Determination. (a) Each Reference Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining the Eurodollar Rate. If any one or more of the Reference Lenders shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Lenders.

                 (b) The Administrative Agent shall give prompt notice to the Company and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.11(a)(i) or (ii), and the applicable rate, if any, furnished by each Reference Lender for the purpose of determining the applicable interest rate under Section 2.11(a)(ii).

                 (c) If fewer than two Reference Lenders furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

                 (i) the Administrative Agent shall give the Company and each Lender prompt notice thereof by telephone (confirmed in writing) that the interest rate cannot be determined for such Eurodollar Rate Advances,

                 (ii) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                 (iii) the obligations of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

                 (d) If, with respect to any Eurodollar Rate Advances, the Majority Lenders determine and give notice to the Administrative Agent that, as a result of conditions in or generally affecting the London interbank eurodollar market, the rates of interest determined on the basis of the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Company and the Lenders, whereupon,

                 (i) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

                 (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

                 (e) If the applicable Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.1, the Administrative Agent will forthwith so notify the applicable Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                 (f) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Eurodollar Rate Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the applicable Borrower to Convert such Advances into Eurodollar Rate Advances shall terminate; provided, however, that if and so long as each such Eurodollar Rate Advance shall have the same Interest Period as Eurodollar Rate Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Eurodollar Rate Advances shall equal or exceed $20,000,000, the applicable Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into Eurodollar Rate Advances having the same Interest Period.

                 (g) If any Reference Lender shall for any reason no longer have a Commitment or any Revolving Credit Advances, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

                 SECTION 2.14 Voluntary Conversion of Advances. Any Borrower may on any Business Day, upon notice given to the Administrative Agent, not later than 10:00 A.M. (New York City time) on the Business Day of the proposed Conversion of Eurodollar Rate Advances to Base Rate Advances and not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion in the case of a Conversion of Base Rate Advances to Eurodollar Rate Advances, and subject to the provisions of Sections 2.13, 2.16 and 2.18, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate Advances into Base Rate Advances made on any day other than the last day of an Interest Period for such Eurodollar Rate Advances shall be subject to the provisions of Section 9.4(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (a) the date of such Conversion, (b) the Advances to be Converted, and (c) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Advance.

                 SECTION 2.15 Prepayments. Any Borrower may upon (a) in the case of Eurodollar Rate Advances, at least two Business Days' notice and (b) in the case of Base Rate Advances, telephonic notice not later than 12:00 noon (New York City time) on the date of prepayment, to the Administrative Agent which specifies the proposed date and aggregate principal amount of the prepayment and the Type of Advances to be prepaid, and if such notice is given such Borrower shall, prepay the outstanding principal amounts of the Advances comprising the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) in the event of any such prepayment of Eurodollar Rate Advances on any day other than the last day of an Interest Period for such Eurodollar Rate Advances, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to, and to the extent required by, Section 9.4(b); provided, further, however, that such Borrower will use its best efforts to give notice to the Administrative Agent of the proposed prepayment of Base Rate Advances on the Business Day prior to the date of such proposed prepayment.

                 SECTION 2.16 Increased Costs. (a) If, due to either (i) the introduction after the date of this Agreement of or any change after the date of this Agreement (including any change by way of imposition or increase of reserve requirements or assessments other than those referred to in the definition of "Eurodollar Reserve Percentage," "C/D Reserve Percentage" or "C/D Assessment Rate" contained in Section 1.1) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request issued or made after the date of this Agreement from or by any central bank or other governmental authority (whether or not having the force of law), in each case above other than those referred to in Section 2.17, there shall be any increase in the cost to any Lender of agreeing to make, fund or maintain, or of making, funding or maintaining, Eurodollar Rate Advances funded in the interbank Eurodollar market, then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to reimburse such Lender for all such increased costs (except those costs incurred more than 60 days prior to the date of such demand; for the purposes hereof any cost or expense allocable to a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Company of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.16(a) (except as otherwise expressly provided above in this Section 2.16(a)). A certificate as to the amount of such increased cost, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. After one or more Lenders have notified the Company of any increased costs pursuant to this
Section 2.16, the Company may specify by notice to the Administrative Agent and the affected Lenders that, after the date of such notice whenever the election of Eurodollar Rate Advances by the applicable Borrower for an Interest Period or portion thereof would give rise to such increased costs, such election shall not apply to the Revolving Credit Advances of such Lenders during such Interest Period or portion thereof, and, in lieu thereof, such Revolving Credit Advances shall during such

Interest Period or portion thereof be Base Rate Advances. Each Lender agrees to use its best efforts (including, without limitation, a reasonable effort to change its lending office or to transfer its affected Advances to an affiliate of such Lender) to avoid, or minimize the amount of, any demand for payment from the Borrowers under this Section 2.16.

                 (b) In the event that any Lender shall change its lending office and such change results (at the time of such change) in increased costs to such Lender, the Borrowers shall not be liable to such Lender for such increased costs incurred by such Lender to the extent, but only to the extent, that such increased costs shall exceed the increased costs which such Lender would have incurred if the lending office of such Lender had not been so changed, but, subject to subsection (a) above and to Section 2.18, nothing herein shall require any Lender to change its lending office for any reason.

                 SECTION 2.17 Increased Capital. If either (a) the introduction of or any change in or in the interpretation of any law or regulation or (b) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, within ten days after demand, and delivery to the Company of the certificate referred to in the last sentence of this Section 2.17 by such Lender (with a copy of such demand to the Administrative Agent), the applicable Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder (except any such increase in capital incurred more than, or compensation attributable to the period before, 90 days prior to the date of such demand; for the purposes hereof any increase in capital allocable to, or compensation attributable to, a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Company of any event referred to in clause (a) or (b) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.17 (except as otherwise expressly provided above in this Section 2.17). A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Company by such Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

                 SECTION 2.18 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its lending office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain such Advances hereunder, such Lender may, by notice to the Company and the Administrative Agent, suspend the right of the Borrowers to elect Eurodollar Rate Advances from such Lender and, if necessary in the reasonable opinion of such Lender to comply with such law or regulation, Convert all such Eurodollar Rate Advances of such Lender to Base Rate Advances at the latest time permitted by the applicable law or regulation, and such suspension and, if applicable, such Conversion shall continue until such Lender notifies the Company and the Administrative Agent that the circumstances making it unlawful for such Lender to perform such obligations no longer exist (which such Lender shall promptly do when such circumstances no longer exist). So long as the obligation of any Lender to make Eurodollar Rate Advances has been suspended under this Section 2.18, all Notices of Borrowing specifying Advances of such Type shall be deemed, as to such Lender, to be requests for Base Rate Advances. Each Lender agrees to use its best efforts (including, without limitation, a reasonable effort to change its lending office or to transfer its affected Advances to an affiliate) to avoid any such illegality.

                 SECTION 2.19 Payments and Computations. (a) The Borrowers shall make each payment hereunder (including, without limitation, under Section 2.8, 2.10 or 2.11) and under the Notes, whether the amount so paid is owing to any or all of the Lenders or to the Administrative Agent, not later than 12:00 noon (New York City time) without setoff, counterclaim, or any other deduction whatsoever, on the day when due in Dollars to the Administrative Agent at its address at 270 Park Avenue, New York, New York 10017, Reference: El Paso Natural Gas Company, or at such other location designated by notice to the Company from the Administrative Agent and agreed to by the Company, in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.12, 2.16, 2.17, 2.18 or 2.20) according to the respective amounts of such principal, interest or facility fees then due and owing to the Lenders, and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.7(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                 (b) All computations of interest based on the Base Rate and of facility fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Effective Federal Funds Rate shall be made by the Administrative Agent, and all computations of interest pursuant to
Section 2.12 shall be made by each Lender with respect to its own Advances, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.12, 2.16, 2.17, 2.18 or 2.20, by each Lender with respect to its own Advances) of an interest rate or an increased cost or increased capital or of illegality hereunder shall be conclusive and binding for all purposes if made reasonably and in good faith.

                 (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                 (d) Unless the Administrative Agent shall have received notice from the Company or any other applicable Borrower prior to the date on which any payment is due to the Lenders hereunder that the applicable Borrower will not make such payment in full, the Administrative Agent may assume that the applicable Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at a rate equal to the Effective Federal Funds Rate for such day.

                 SECTION 2.20 Taxes. (a) Any and all payments by the Borrowers hereunder or under the Notes to each Indemnified Party shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, imposed by the jurisdiction under the laws of which such Indemnified Party is organized, domiciled, resident or doing business, or any political subdivision thereof or by any jurisdiction in which such Indemnified Party holds any interest in connection with this Agreement or any Note (including, without limitation, in the case of each Lender, the jurisdiction of such Lender's lending office) or any political subdivision thereof, other than by any jurisdiction with which the Indemnified Party's connection arises solely from having executed, delivered or performed obligations or received a payment under, or enforced, this Agreement or any Note (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Indemnified Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make or cause to be made such deductions and (iii) such Borrower shall pay or cause to be paid the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, provided that the Borrowers shall not be required to pay any additional amount (and shall be relieved of any liability with respect thereto) pursuant to this subsection (a) to any Indemnified Party that either (A) on the date such Lender became an Indemnified Party hereunder, (y) was not entitled to submit a U.S. Internal Revenue Service form 1001 (relating to such Indemnified Party, and entitling it to a complete exemption from United States withholding taxes on all amounts to be received by such Indemnified Party pursuant to this Agreement) and a U.S. Internal Revenue Service form 4224 (relating to all amounts to be received by such Indemnified Party pursuant to this Agreement) and (z) was not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) or (B) has failed to submit any form or certificate that it was required to file or provide pursuant to subsection (d) of this Section 2.20 and is entitled to file or give, as applicable, under applicable law, provided, further, that should an Indemnified Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Indemnified Party shall reasonably request to assist such Indemnified Party to recover such Taxes, and provided further that each Indemnified Party, with respect to itself, agrees to indemnify and hold harmless the Borrowers from any taxes, penalties, interest and other expenses, costs and losses incurred or payable by the Borrowers as a result of the failure of any of the Borrowers to comply with its obligations under clause
(ii) or (iii) above in reliance on any form or certificate provided to it by such Indemnified Party pursuant to this Section 2.20. If any Indemnified Party receives a net credit or refund in respect of such Taxes or amounts so paid by the Borrowers, it shall promptly notify the Company of such net credit or refund and shall promptly pay such net credit or refund to the applicable Borrower, provided that the applicable Borrower agrees to return such net credit or refund if the Indemnified Party to which such net credit or refund is applicable is required to repay it.

                 (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by such Borrower hereunder or under the Notes or from the execution, delivery or performance of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                 (c) Each Borrower will indemnify each Indemnified Party and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.20) paid by such Indemnified Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence (which shall in any event include the failure of such Indemnified Party to provide to the Borrowers any form or certificate that it was required to provide pursuant to subsection (d) below) or willful misconduct of such Indemnified Party, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor.

                 (d) On or prior to the date on which each Indemnified Party organized under the laws of a jurisdiction outside the United States becomes an Indemnified Party hereunder, such Indemnified Party shall provide the Company with U.S. Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the U.S. Internal Revenue Service, certifying that such Indemnified Party is fully exempt from United States withholding taxes with respect to all payments to be made to such Indemnified Party hereunder, or other documents satisfactory to the Company indicating that all payments to be made to such Indemnified Party hereunder are fully exempt from such taxes. Thereafter and from time to time (but only so long as such Indemnified Party remains lawfully able to do so), each such Indemnified Party shall submit to the Company such additional duly completed and signed copies of one or the other of such Forms (or such successor Forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) notified by any Borrower to such Indemnified Party and (ii) required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Indemnified Party pursuant to this Agreement or the Notes. Upon the request of any Borrower from time to time, each Indemnified Party that is a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue
Code) shall submit to the Company a certificate to the effect that it is such a United States person. If any Indemnified Party determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company any form or certificate that such Indemnified Party is obligated to submit pursuant to this subsection (d), or that such Indemnified Party is required to withdraw or cancel any such form or certificate previously submitted, such Indemnified
Party shall promptly notify the Company of such fact.

                 (e) Any Indemnified Party claiming any additional amounts payable pursuant to this Section 2.20 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Indemnified Party, be otherwise disadvantageous to such Indemnified Party.

                 (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers and each Indemnified Party contained in this Section 2.20 shall survive the payment in full of principal and interest hereunder and under the Notes.

                 (g) Any other provision of this Agreement to the contrary notwithstanding, any amounts which are payable by any Borrower under this
Section 2.20 shall not be payable under Section 2.16.

                 SECTION 2.21 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.12, 2.16, 2.17, 2.18 or 2.20) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                 SECTION 2.22 Use of Proceeds. Proceeds of the Advances may be used for general corporate purposes of the Company and its Subsidiaries, including, without limitation, for acquisitions and for payment of commercial paper issued by the Company and to refinance the loans under EPNGC's Revolving Credit and Competitive Advance Facility Agreement, dated as of August 10, 1994.

                                  ARTICLE III

                    CONDITIONS OF EFFECTIVENESS AND LENDING

                 SECTION 3.1 Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective when (i) it shall have been executed by EPNGC, the Administrative Agent and the CAF Advance Agent, (ii) the Administrative Agent and EPNGC either shall have been notified by each Lender that such Lender has executed it or shall have received a counterpart of this Agreement executed by such Lender, and (iii) the Administrative Agent shall, on or before June 30, 1996, have received the following, each (except in the case of the letter referred to in Section 3.1(f)) dated the Closing Date, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender:

                 (a) The Notes made by EPNGC, to the order of the Lenders, respectively.

                 (b) Certified copies of the resolutions of the Board of Directors of EPNGC approving the borrowings contemplated hereby and authorizing the execution of this Agreement and the Notes, and of all documents evidencing other necessary corporate action of EPNGC and governmental approvals to EPNGC, if any, with respect to this Agreement and the Notes.

                 (c) A certificate of the Secretary or an Assistant Secretary of EPNGC certifying the names and true signatures of the officers of EPNGC authorized to sign this Agreement and the other documents to be delivered by it hereunder.

                 (d) A favorable opinion of the General Counsel of EPNGC, or the Associate General Counsel of EPNGC, in substantially the form of Exhibit H hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                 (e) A favorable opinion of Jones, Day, Reavis & Pogue, New York counsel to EPNGC, in substantially the form of

        Exhibit I hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                 (f) A letter from the Process Agent, in substantially the form of Exhibit J hereto, agreeing to act as Process Agent for EPNGC and to forward forthwith all process received by it to EPNGC.

                 (g) Evidence satisfactory to the Administrative Agent that all advances, accrued interest and other fees and any other amounts owing to the lenders and the agents under the Revolving Credit and Competitive Advance Facility Agreement, dated as of August 10, 1994 (the "Existing Facility"), among EPNGC, the several financial institutions from time to time parties thereto, and Chemical, as Administrative Agent and CAF Advance Agent, shall have been paid in full, and the commitments to make advances thereunder shall have been cancelled.

Anything in this Agreement to the contrary notwithstanding, if all of the conditions to effectiveness of this Agreement specified in this Section 3.1 shall not have been fulfilled on or before June 30, 1996, this Agreement, and all of the obligations of EPNGC, the Lenders, the Administrative Agent and the CAF Advance Agent hereunder, shall be terminated on and as of 5:00 P.M. (New York City time) on June 30, 1996; provided, however, that as soon as the Administrative Agent determines that all of the conditions to effectiveness of this Agreement specified in this Section 3.1 shall have been fulfilled on or before June 30, 1996, the Administrative Agent shall furnish written notice to EPNGC and the Lenders to the effect that it has so determined, and such notice by the Administrative Agent shall constitute conclusive evidence that this Agreement shall have become effective for all purposes.

                 SECTION 3.2 Conditions Precedent to Initial Advances to Any Borrowing Subsidiary or Holding. The agreement of each Lender to make the initial Advances to be made by it to any Borrowing Subsidiary or Holding is subject to the Administrative Agent receiving the following, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender (provided that no Subsidiary of Holding which is not a Subsidiary of EPNGC may become a Borrower hereunder unless Holding is a Borrower hereunder):

                 (a) A Joinder Agreement executed and delivered by such Borrowing Subsidiary or Holding, as the case may be, conforming to the requirements hereof.

                 (b) The Notes, dated the date such Borrowing Subsidiary or Holding, as the case may be, executes and delivers its Joinder Agreement, made by such Borrowing Subsidiary or Holding, as the case may be, to the order of the Lenders, respectively.

                 (c) A certificate of the Secretary or an Assistant Secretary of such Borrowing Subsidiary or Holding, as the case may be, certifying the names and true signature of the officers of such Borrowing Subsidiary or Holding, as the case may be, authorized to sign the Joinder Agreement and the other documents to be delivered by it hereunder.

                 (d) A favorable opinion of the General Counsel or Associate General Counsel of the Company, given upon the express instructions of the Company, in substantially the form of Exhibit L hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request, with such assumptions, qualifications and exceptions as the Administrative Agent may approve.

                 (e) A favorable opinion of Jones, Day, Reavis & Pogue or other New York counsel to the Company reasonably satisfactory to the Administrative Agent, in substantially the form of Exhibit M hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request, with such assumptions, qualifications and exceptions as the Administrative Agent may approve.

                 (f) A letter from the Process Agent, in substantially the form of Exhibit J hereto, agreeing to act as Process Agent for such Borrowing Subsidiary or Holding, as the case may be, and to forward forthwith all process received by it to such Borrowing Subsidiary or Holding, as the case may be.

                 SECTION 3.3 Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance (including the initial Advance) on the occasion of any Borrowing shall be subject to the conditions precedent that on the date of such Borrowing this Agreement shall have become effective pursuant to Section 3.1 and, before and immediately after giving effect to such Borrowing and to the application of the proceeds therefrom, the following statements shall be true and correct, and the giving by the applicable Borrower or the Company on such Borrower's behalf of the applicable Notice of Borrowing and the acceptance by the applicable Borrower of the proceeds of such Borrowing shall constitute its representation and warranty that on and as of the date of such Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom, the following statements are true and correct:
                 (i)     Each representation and warranty contained in Section
        4.1 is correct in all material respects as though made on and as of such date; and

                 (ii) No event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 4.1 Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

                 (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Principal Subsidiary and each Restricted Affiliate is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation. The Company, each Principal Subsidiary and each Restricted Affiliate possess all corporate powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                 (b) The execution, delivery and performance by (i) each Borrower of this Agreement, each Joinder Agreement, if any, to which it is a party and its Notes (as applicable) and (ii) each Restricted Affiliate of its Restricted Affiliate Guaranty are within such Borrower's or Restricted Affiliate's, as the case may be, corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (A) such Borrower's or Restricted Affiliate's, as the case may be, charter or by-laws or (B) law or any contractual restriction binding on or affecting such Borrower or Restricted Affiliate, as the case may be.

                 (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by (i) such Borrower of this Agreement, each Joinder Agreement, if any, to which it is a party or its Notes (as applicable) or (ii) any Restricted Affiliate of its Restricted Affiliate Guaranty, except filings necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with ongoing obligations of such Borrower under Section 5.1(a) and (b).

                 (d) This Agreement constitutes, its Notes and each Joinder Agreement, if any, to which it is a party (as applicable) when delivered hereunder shall constitute and its Restricted Affiliate Guaranty when delivered hereunder shall constitute, the legal, valid and binding obligations of each Borrower or Restricted Affiliate, as the case may be, enforceable against such Borrower or Restricted Affiliate, as the case may be, in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                 (e) The consolidated balance sheet of EPNGC and its consolidated Subsidiaries as at December 31, 1995, and the related consolidated statements of income and cash flows of EPNGC and its consolidated Subsidiaries for the fiscal year then ended, reported on by Coopers & Lybrand LLP, independent public accountants, copies of which have been furnished to the Administrative Agent and the Lenders prior to the date hereof, fairly present the consolidated financial condition of EPNGC and its consolidated Subsidiaries as at such date and the consolidated results of the operations of EPNGC and its consolidated Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1995, there has been no material adverse change in such condition or operations. The unaudited consolidated balance sheet of EPNGC and its consolidated Subsidiaries as of March 31, 1996, and the related consolidated statements of income and cash flows of EPNGC and its consolidated Subsidiaries for the three months then ended, certified by the chief financial officer of EPNGC, copies of which have been furnished to the Administrative Agent and the Lenders prior to the date hereof, fairly present the consolidated results of operations of EPNGC and its consolidated Subsidiaries for the three months then ended, all in accordance with generally accepted accounting principles consistently applied (except as approved by the chief financial officer of EPNGC and as disclosed therein) and subject to normal year-end audit adjustments.

                 (f) There is no action, suit or proceeding pending, or to the knowledge of any Borrower threatened, against or involving the Company, any Principal Subsidiary or any Restricted Affiliate in any court, or before any arbitrator of any kind, or before or by any governmental body, which in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforcement of this Agreement or the Notes.

                 (g) The Company, each Principal Subsidiary and each Restricted Affiliate have duly filed all tax returns required to be filed, and have duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to pay which would have a Material Adverse Effect, unless and to the extent only that the same are being contested in good faith and by appropriate proceedings by the Company, the appropriate Subsidiary or the appropriate Restricted Affiliate.

                 (h) The Company, each Principal Subsidiary and each Restricted Affiliate have good title to their respective properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of the Company, such Subsidiary or such Restricted Affiliate as presently conducted or which are permitted by Section 5.2(a), and except that no representation or warranty is being made with respect to Margin Stock.

                 (i) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under Section 7.1(g).

                 (j) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of the Company.

                 (k) The statement of assets and liabilities of each Plan and the statements of changes in fund balance and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, copies of which report have been furnished to the Administrative Agent, fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                 (l) Neither the Company nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of the Company.

                 (m) Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, insolvent or to be terminated within the meaning of Title IV of ERISA the effect of which reorganization, insolvency or termination would be the occurrence of an Event of Default under
        Section 7.1(i).

                 (n) The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying

        Margin Stock, and no proceeds of any Advance will be used to extend credit to others (other than to any Subsidiary of the Company) for the purpose of purchasing or carrying Margin Stock.

                 (o) No Borrower is an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (p) No Borrower is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

All representations and warranties made by the Borrowers herein or made in any certificate delivered pursuant hereto shall survive the making of the Advances and the execution and delivery to the Lenders of this Agreement and the Notes.


                                   ARTICLE V

                           COVENANTS OF THE BORROWERS

                 SECTION 5.1 Affirmative Covenants. So long as any of the Notes or other amount payable by any Borrower hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                 (a) Preservation of Corporate Existence, Etc. Preserve and maintain, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to preserve and maintain, its corporate existence, rights (charter and statutory) and material franchises, except as otherwise permitted by Section 5.2(d) or 5.2(e).

                 (b) Compliance with Laws, Etc. Comply, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all environmental laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

                 (c) Visitation Rights. At any reasonable time and from time to time, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company, any of its Subsidiaries and any Restricted Affiliate, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries and any Restricted

        Affiliate with any of their officers and with their independent certified public accountants.

                 (d) Books and Records. Keep, and, in the case of the Company, cause each of its Subsidiaries and each Restricted Affiliate to keep, proper books of record and account, in which full and correct entries shall be made of all its respective financial transactions and the assets and business of the Company, each of its Subsidiaries and each Restricted Affiliate, as applicable, in accordance with generally accepted accounting principles either (i) consistently applied or (ii) applied in a changed manner provided such change shall have been disclosed to the Administrative Agent and shall have been consented to by the accountants which (as required by Section 5.3(b)) report on the financial statements of the Company and its consolidated Subsidiaries for the fiscal year in which such change shall have occurred.

                 (e) Maintenance of Properties, Etc. Maintain and preserve, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to maintain and preserve, all of its properties which are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                 (f) Maintenance of Insurance. Maintain, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company, such Subsidiary or such Restricted Affiliate operates.

                 (g) Holding Guaranty. Once Holding is formed, cause (i) Holding to execute and deliver a guaranty (in form and substance reasonably satisfactory to the Administrative Agent) (the "Holding Guaranty") in favor of the Administrative Agent, for the ratable benefit of the Lenders, guaranteeing the prompt and complete payment by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such Borrower and (ii) the delivery to the Administrative Agent of legal opinions from the General Counsel or the Associate General Counsel of Holding and from New York counsel to Holding reasonably acceptable to the Administrative Agent, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

                 SECTION 5.2 Negative Covenants. So long as any of the Notes or other amount payable by the Borrowers hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will not, unless the Majority Lenders shall otherwise consent in writing:

                 (a) Liens, Etc. (i) Create, assume or suffer to exist, or, in the case of the Company, permit any Principal Subsidiary to create, assume or suffer to exist, any Liens upon or with respect to any of the capital stock of any Principal Subsidiary, whether now owned or hereafter acquired, or (ii) create or assume, or, in the case of the Company, permit any Principal Subsidiary or any Restricted Affiliate to create or assume, any Liens upon or with respect to any other assets material to the consolidated operations of the Company and its consolidated Subsidiaries taken as a whole securing the payment of Indebtedness and Guaranties in an aggregate amount (determined without duplication of amount (so that the amount of a Guarantee will be excluded to the extent the Indebtedness Guaranteed thereby is included in computing such aggregate amount)) exceeding $100,000,000; provided, however, that this subsection (a) shall not apply to:

                         (A) Liens on the stock or assets of any Project Financing Subsidiary or any Restricted Affiliate (or any partnership interest in or assets of any partnership of which the Project Financing Subsidiary is a partner) securing the payment of a Project Financing and related obligations;

                         (B) Liens on assets acquired by the Company, any of its Subsidiaries or any Restricted Affiliate after February 11, 1992 to the extent that such Liens existed at the time of such acquisition and were not placed thereon by or with the consent of the Company in contemplation of such acquisition;

                         (C) Liens created by any Alternate Program or any document executed by any Borrower or any Restricted Affiliate in connection therewith;

                         (D)      Liens on Margin Stock; and

                         (E) Liens for taxes, assessments or governmental charges or levies not yet overdue.

                 (b)     Consolidated Debt and Guarantees to Capitalization.
        (i) Permit the ratio of (A) the sum of (1) the aggregate amount of consolidated Debt of EPNGC and its consolidated Subsidiaries and all Restricted Affiliates and their consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) plus (2) the aggregate amount of consolidated Guaranties of EPNGC and its consolidated Subsidiaries and all Restricted Affiliates and their consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) to (B) Capitalization of EPNGC and all Restricted Affiliates (without duplication and determined as to all of the foregoing entities on a consolidated basis) to exceed .7 to 1; and (ii) from and after the date that Holding becomes a Borrower hereunder, permit the ratio of (A) the sum of (1) the aggregate amount of consolidated Debt of Holding and its consolidated Subsidiaries plus (2) the aggregate amount of consolidated Guaranties of Holding and its consolidated Subsidiaries to (B) Capitalization of Holding to exceed .7 to 1.

                 (c) Debt, Etc. In the case of the Company, permit any of its consolidated Subsidiaries to create or suffer to exist any Debt, any Guaranty or any reimbursement obligation with respect to any letter of credit (other than any Project Financing), if, immediately after giving effect to such Debt, Guaranty or reimbursement obligation and the receipt and application of any proceeds thereof or value received in connection therewith, the aggregate amount (determined without duplication of amount) of Debt, Guaranties and letter of credit reimbursement obligations of the Company's consolidated Subsidiaries (other than any Project Financing) determined on a consolidated basis would exceed $75,000,000; provided, however, that the following Debt, Guaranties or reimbursement obligations shall be excluded from the application of, and calculation set forth in, this paragraph (c): (A) Debt, Guaranties or reimbursement obligations incurred by (x) Mojave or
        (y) so long as it is a Borrower, EPNGC, (B) Debt, Guaranties or reimbursement obligations arising under this Agreement, (C) Debt, Guaranties or reimbursement obligations incurred by El Paso Field Services Company up to an amount not to exceed at any time outstanding the tangible net worth of El Paso Field Services Company, provided that such Debt may be guaranteed by the Company, (D) Excluded Acquisition Debt and (E) successive extensions, refinancings or replacements of Debt, Guaranties or reimbursement obligations referred to in clauses
        (A) and (D) above and in an amount not in excess of the amounts so extended, refinanced or replaced.

                 (d) Sale, Etc. of Assets. Sell, lease or otherwise transfer, or, in the case of the Company, permit any Principal Subsidiary to sell, lease or otherwise transfer, (in either case, whether in one transaction or in a series of transactions) assets constituting a material portion of the consolidated assets of the Company and its Principal Subsidiaries taken as a whole, provided that provisions of this subsection (d) shall not apply to:

                         (i) any sale of the San Juan Basin Gathering System and related facilities in accordance with the procedures set forth in the Master Separation Agreement dated as of January 15, 1992 between EPNGC, Meridian Oil Holding Inc., a Delaware corporation, and Burlington;

                         (ii) any sale of receivables and related rights pursuant to any Alternate Program;

                         (iii) any Project Financing Subsidiary and the assets thereof;

                         (iv) sales, leases or other transfers of assets or capital stock of any Subsidiary of the Company other than any Principal Subsidiary;

                         (v)        any sale of Margin Stock;

                         (vi) any sale of up to 20% of the equity of El Paso Field Services Company in an initial public offering of such corporation's equity securities;

                         (vii) any sale, lease or other transfer to the Company or any Principal Subsidiary, or to any corporation which after giving effect to such transfer will become and be either (A) a Principal Subsidiary in which the Company's direct or indirect equity interest will be at least as great as its direct or indirect equity interest in the transferor immediately prior thereto or (B) a directly or indirectly wholly-owned Principal Subsidiary;

                         (viii)     any transfer permitted by Section 5.2(e);
                 and

                         (ix) any transfer to Holding or any of its Subsidiaries of any stock or assets other than FERC regulated assets (or stock or any other equity interest in an entity owning FERC regulated assets) used in the mainline gas transmission business; provided that (A) no Default or Event of Default shall have occurred and be continuing before and after giving effect to such transfer and (B) no Borrower may be so transferred unless Holding is also a Borrower.

                 (e) Mergers, Etc. Merge or consolidate with any person, or permit any of its Principal Subsidiaries to merge or consolidate with any Person, except that (i) any Principal Subsidiary may merge or consolidate with (or liquidate into) any other Subsidiary (other than a Project Financing Subsidiary, unless the successor corporation is not treated as a Project Financing Subsidiary under this Agreement) or may merge or consolidate with (or liquidate into) the Company, provided that (A) if such Principal Subsidiary merges or consolidates with (or liquidates into) the Company, the Company shall be the continuing or surviving corporation and (B) if any such Principal Subsidiary merges or consolidates with (or liquidates into) any other Subsidiary of the Company, one of such Subsidiaries is the surviving corporation and, if either such Subsidiary is not wholly-owned by the Company, such merger or consolidation is on an arm's length basis, and (ii) the Company or any Principal Subsidiary may merge or consolidate with any other corporation (that is, in addition to the Company or any Principal Subsidiary of the Company), provided that (A) if the Company merges or consolidates with any such other corporation, the Company is the surviving corporation, (B) if any Principal Subsidiary merges or consolidates with any such other corporation, the surviving corporation is a wholly-owned Principal Subsidiary of the Company, and (C) if either the Company or any Principal Subsidiary merges or consolidates with any such other corporation, after giving effect to such merger or consolidation no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing.

                 SECTION 5.3 Reporting Requirements. So long as any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will furnish to each Lender in such reasonable quantities as shall from time to time be requested by such Lender:

                 (a) as soon as publicly available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each of EPNGC and, following its formation, Holding, a consolidated balance sheet of each of EPNGC and, following its formation, Holding and its respective consolidated subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of each of EPNGC and, following its formation, Holding and its respective consolidated subsidiaries each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments) as being fairly stated in all material respects by the chief financial officer, controller or treasurer of the Company and accompanied by a certificate of such officer stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Company is in compliance with the requirements set forth in subsections (b) and (c) of Section 5.2, and (iii) a listing of all Principal Subsidiaries and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                 (b) as soon as publicly available and in any event within 120 days after the end of each fiscal year of each of EPNGC and, following its formation, Holding, a copy of the annual report for such year for each of EPNGC and, following its formation, Holding and its respective consolidated Subsidiaries containing financial statements for such year reported by nationally recognized independent public accountants acceptable to the Lenders, accompanied by (i) a report signed by said accountants stating that such financial statements have been prepared in accordance with generally accepted accounting principles and (ii) a letter from such accountants stating that in making the investigations necessary for such report they obtained no knowledge, except as specifically stated therein, of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default;

                 (c) within 120 days after the close of each of the Company's fiscal years, a certificate of the chief financial officer, controller or treasurer of the Company stating (i) whether or not he has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Company is in compliance with the requirements set forth in subsections (b) and (c) of Section
        5.2 and (iii) a listing of all Principal Subsidiaries and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                 (d) promptly after the sending or filing thereof, copies of all publicly available reports which the Company, any Principal Subsidiary or any Restricted Affiliate sends to any of its security holders and copies of all publicly available reports and registration statements which the Company, any Principal Subsidiary or any Restricted Affiliate files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders;

                 (e) within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by the Company to or with the FERC with respect to each fiscal year of the Company;

                 (f) promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving the Company, any Principal Subsidiary or any Restricted Affiliate, except any litigation or proceeding which in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Company and its consolidated Subsidiaries taken as a whole;

                 (g) within three Business Days after an executive officer of the Company obtains knowledge of the occurrence of any Event of Default which is continuing or of any event not theretofore remedied which with notice or lapse of time, or both, would constitute an Event of Default, notice of such occurrence together with a detailed statement by a responsible officer of the Company of the steps being taken by the Company or the appropriate Subsidiary to cure the effect of such event;

                 (h) as soon as practicable and in any event (i) within 30 days after the Company or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 days after the Company or any ERISA Affiliate knows or has reason to know that any other Termination Event has occurred, a statement of the chief financial officer or treasurer of the Company describing such Termination Event and the action, if any, which the Company or such ERISA Affiliate proposes to take with respect thereto;

                 (i) promptly and in any event within two Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of each notice received by the Company or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                 (j) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan;

                 (k) promptly and in any event within five Business Days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (i) the imposition of Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization or insolvent within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (iv) the amount of liability incurred, or expected to be incurred, by the Company or any ERISA Affiliate in connection with any event described in clause (i),
        (ii) or (iii) above; and

                 (l) as soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of the Company or any Subsidiary of the Company as any Lender through the Administrative Agent may from time to time reasonably request.

                 Each balance sheet and other financial statement furnished pursuant to subsections (a) and (b) of this Section 5.3 shall contain comparative financial information which conforms to the presentation required in Form 10-Q and 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended.

                 SECTION 5.4 Restrictions on Material Subsidiaries. Upon Holding becoming a Borrower hereunder, Holding will not, and will not permit any Material Subsidiary, to enter into any agreement or understanding pursuant to which (a) any claim Holding may have against any Material Subsidiary would be subordinate in any manner to the payment of any other obligation of such Material Subsidiary or (b) by its terms limits or restricts the ability of such Material Subsidiary to make funds available to Holding (whether by dividend or other distribution, by replacement of any inter-company advance or otherwise) if, in any such case referred to in this clause (b), there is, at the time any such agreement is entered into, a reasonable likelihood that all such agreements and understandings, considered together, would materially and adversely affect the ability of Holding to meet its obligations as they become due.


                                   ARTICLE VI

                                   GUARANTEES

                 SECTION 6.1  Guarantees.  (a)  Subject to the provisions of
Section 6.1(b), each Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by each other Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such other Borrower.

                 (b) Anything in this Article VI to the contrary notwithstanding, the maximum liability of each Borrower (other than a Borrower which is guaranteeing the Obligations of its Subsidiaries) under this Article VI shall in no event exceed the amount which can be guaranteed by such Borrowing Subsidiary under applicable federal and state laws relating to the insolvency of debtors.

                 (c) Each Borrower agrees that the Obligations owing by any other Borrower may at any time and from time to time exceed the amount of the liability of such other Borrower under this Article VI without impairing the guarantee of such Borrower under this Article VI or affecting the rights and remedies of the Administrative Agent or any Lender under this Article VI.

                 (d) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrowers under this
Article VI which shall, notwithstanding any such payment or payments, continue until the Obligations are paid in full and the Commitments are terminated.

                 (e) Each Borrower agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this Article VI, it will notify the Administrative Agent in writing that such payment is made under this Article VI for such purpose.

                 SECTION 6.2 No Subrogation. Notwithstanding any payment or payments made by any Borrower under this Article VI or any set-off or application of funds of such Borrower by the Administrative Agent or any Lender, such Borrower shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any other Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall such Borrower seek or be entitled to seek any contribution or reimbursement from any other Borrower in respect of payments made by such Borrower hereunder, until all amounts owing to the Administrative Agent and the Lenders by the other Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Borrower on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Borrower in trust for the Administrative Agent and the Lenders, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to the Administrative Agent in the exact form received by such Borrower (duly indorsed by such Borrower to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                 SECTION 6.3 Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Borrower shall remain obligated under this Article VI notwithstanding that, without any reservation of rights against such Borrower, and without notice to or further assent by such Borrower, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and this Agreement, any Notes and any other documents executed and delivered in connection herewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Borrower, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the applicable Borrowing Subsidiaries or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the other Borrowers or any such other guarantor or any release of the other Borrowers or such other guarantor shall not relieve such Borrower of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against such Borrower for the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                 SECTION 6.4 Guarantee Absolute and Unconditional. Each Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between any Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the other Borrowers with respect to the Obligations. The guarantee contained in this Article VI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of this Agreement, any Note, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Borrowers under this Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Borrower, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from other Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any other Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Borrower of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Borrower. The guarantees contained in this Article VI shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Borrower and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Borrowers under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

                 SECTION 6.5 Reinstatement. The provisions of this Article VI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

                                  ARTICLE VII

                               EVENTS OF DEFAULT

                 SECTION 7.1 Event of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                 (a) Any Borrower shall fail to pay any installment of principal of any of its Notes when due, or any interest on any of its Notes or any other amount payable by it hereunder within five Business Days after the same shall be due; or

                 (b) Any representation or warranty made or deemed made by any Borrower herein or by any Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                 (c) Any Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Borrower by the Administrative Agent or by any Lender with a copy to the Administrative Agent; or

                 (d) The Company, any Principal Subsidiary or any Restricted Affiliate shall fail to pay any Debt or Guaranty (excluding Debt incurred pursuant hereto) of the Company, such Subsidiary or such Restricted Affiliate (as the case may be) in an aggregate principal amount of $25,000,000 or more, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt or (ii) the occurrence of any other event the effect of which would otherwise accelerate or to permit the acceleration of the maturity of such Debt; provided that, notwithstanding any provision contained in this subsection (d) to the contrary, to the extent that pursuant to the terms of any agreement or instrument relating to any Debt or Guaranty referred to in this subsection (d) (or in the case of any such Guaranty, relating to any obligations Guaranteed thereby), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds of such sale, pledge or disposal, would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt or obligations extended pursuant thereto, or payment pursuant to any Guaranty, and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration or nonpayment under such Guaranty, or the provisions thereof relating thereto, this Agreement or any Advance hereunder would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration, or nonpayment under any Guaranty, shall not constitute a default or Event of Default under this subsection (d); or

                 (e)(i) The Company, any Principal Subsidiary or any Restricted Affiliate shall (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by the Company, any such Subsidiary or any such Restricted Affiliate seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against the Company, any such Subsidiary or any such Restricted Affiliate and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) the Company, any such Subsidiary or any such Restricted Affiliate shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                 (f) Any judgment or order of any court for the payment of money in excess of $25,000,000 shall be rendered against the Company, any Principal Subsidiary or any Restricted Affiliate and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or of enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                 (g) (i) Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Company by the Administrative Agent, such Termination Event shall still exist; or (ii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of the Company or any ERISA Affiliate that would exceed 10% of the Net Worth of the Company.

                 (h) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of EPNGC or Holding in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) other than Burlington, EPNGC or Holding, a Subsidiary of EPNGC or Holding or any employee benefit plan maintained for employees of EPNGC or Holding and/or any of their respective Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of EPNGC or Holding entitled to vote in elections for directors of EPNGC or Holding and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of EPNGC or Holding following the completion of such tender offer more than half of the directors of EPNGC or Holding consists of individuals who (1) were not directors before the completion of such tender offer and (2) were not appointed, elected or nominated by the Board of Directors in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                 (i) Any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of the Company or any Principal Subsidiary or Restricted Affiliate as the result of any change of control of the Company; or

                 (j)     Any of (i) the guarantees contained in Article VI,
        (ii) the Restricted Affiliate Guarantees or (iii) the Holding Guaranty shall cease, for any reason, to be in full force and effect or any Borrower, any Restricted Affiliate or Holding shall so assert;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, (i) declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that if an Event of Default under subsection (e) of this Section 7.1 (except under clause (i)(A) thereof) shall occur, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all interest thereon and all other amounts payable under this Agreement shall automatically become and be forthwith due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.


                                  ARTICLE VIII

               THE ADMINISTRATIVE AGENT AND THE CAF ADVANCE AGENT

                 SECTION 8.1 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent and the CAF Advance Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the CAF Advance Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of this Agreement or collection of the Notes), the Administrative Agent and the CAF Advance Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent and the CAF Advance Agent shall not be required to take any action which exposes the Administrative

Agent or the CAF Advance Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent and the CAF Advance Agent agree to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

                 SECTION 8.2 Administrative Agent's and CAF Advance Agent's Reliance, Etc. None of the Administrative Agent, the CAF Advance Agent or any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent and the CAF Advance Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 9.7; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;
(iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrowers or to inspect the property (including the books and records) of the Borrowers; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                 SECTION 8.3 Chemical and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, Chemical shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or the CAF Advance Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Chemical in its individual capacity. Chemical and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any of its Subsidiaries, all as if Chemical were not the Administrative Agent or the CAF Advance Agent and without any duty to account therefor to the other Lenders.

                 SECTION 8.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the CAF Advance Agent or any other Lender and based on the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the CAF Advance Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                 SECTION 8.5 Indemnification. The Lenders agree to indemnify the Administrative Agent and the CAF Advance Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons which are not Lenders, ratably according to the respective amounts of their aggregate Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the CAF Advance Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent or the CAF Advance Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the CAF Advance Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and the CAF Advance Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent or the CAF Advance Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent or the CAF Advance Agent is not reimbursed for such expenses by the Borrowers.

                 SECTION 8.6 Successor Administrative Agent and CAF Advance Agent. The Administrative Agent and the CAF Advance Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent or the CAF Advance Agent. If no successor Administrative Agent or CAF Advance Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or the CAF Advance Agent giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent or CAF Advance Agent, then such retiring Administrative Agent or CAF Advance Agent may, on behalf of the Lenders, appoint a successor Administrative Agent or CAF Advance Agent, which shall be a Lender and a commercial bank organized, or authorized to conduct a banking business, under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent or CAF Advance Agent hereunder by a successor Administrative Agent or CAF Advance Agent, such successor Administrative Agent or CAF Advance Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or CAF Advance Agent, and the retiring Administrative Agent or CAF Advance Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's or CAF Advance Agent's resignation or removal hereunder as Administrative Agent or CAF Advance Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or CAF Advance Agent under this Agreement.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.1 Amendments, Etc. An amendment or waiver of any provision of this Agreement or the Notes, or a consent to any departure by any Borrower therefrom, shall be effective against the Lenders and all holders of the Notes if, but only if, it shall be in writing and signed by the Majority Lenders, and then such a waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by all the Lenders, be effective to: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any facility fees hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any facility fees hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement, (f) amend this Section 9.1 or (g) amend, waive or consent to any departure of any provision in Article VI; provided, further, that no amendment,





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                                                                              60



waiver or consent shall, unless in writing and signed by the Administrative Agent and the CAF Advance Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent or the CAF Advance Agent under this Agreement or any Note.

                 SECTION 9.2  Notices, Etc.  Except as otherwise provided in
Section 2.3(a), 2.5(d) or 2.15(b), all notices and other communications provided for hereunder shall be in writing (including telecopier and other readable communication) and mailed by certified mail, return receipt requested, telecopied or otherwise transmitted or delivered, if to any Borrower, c/o the Company at 1 Paul Kayser Center, 100 North Stanton Street, El Paso, Texas 79901, Attention: Executive Vice President and Chief Financial Officer,
Telecopier: (915) 541-5008; if to any Lender, at its address set forth under its name on Schedule I; if to the Administrative Agent, at 270 Park Avenue, New York, New York 10017, Attention: John Gehebe, Telecopier: (212) 270-4892; and if to the CAF Advance Agent, at 140 East 45th Street, New York, New York 10017, Attention: Terri Reilly, Telecopier: (212) 622-0003, Telephone: (212) 622-8779; or, as to each party and each Borrowing Subsidiary, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, if so mailed, telecopied or otherwise transmitted, be effective when received, if mailed, or when the appropriate answerback or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively. A notice received by the Administrative Agent, the CAF Advance Agent or a Lender by telephone pursuant to Section 2.3(a), 2.5(d) or 2.15(b) shall be effective if the Administrative Agent or Lender believes in good faith that it was given by an authorized representative of the applicable Borrower and acts pursuant thereto, notwithstanding the absence of written confirmation or any contradictory provision thereof.

                 SECTION 9.3 No Waiver; Remedies. No failure on the part of any Lender, the Administrative Agent or the CAF Advance Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 SECTION 9.4 Costs and Expenses; Indemnity. (a) Each Borrower agrees to pay on demand (to the extent not reimbursed by any other Borrower) (i) all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, the Notes and the other documents to be delivered hereunder and the fulfillment or attempted fulfillment of conditions precedent hereunder,
(ii) all reasonable costs and expenses incurred by the Administrative Agent and its Affiliates in initially syndicating





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                                                                              61



all or any portion of the Commitments hereunder, including, without limitation, the related reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent or its Affiliates, travel expenses, duplication and printing costs and courier and postage fees, and excluding any syndication fees paid to other parties joining the syndicate and (iii) all out-of-pocket costs and expenses, if any, incurred by the Administrative Agent, the CAF Advance Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings in bankruptcy or insolvency proceedings, or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel.

                 (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or CAF Advance is made by any Borrower to or for the account of a Lender on any day other than the last day of the Interest Period for such Advance, as a result of a prepayment pursuant to Section 2.15 or a Conversion pursuant to Section 2.13(f) or Section 2.14 or due to acceleration of the maturity of the Notes pursuant to Section 7.1 or due to any other reason attributable to such Borrower, such Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                 (c) Each Borrower agrees to indemnify and hold harmless the Administrative Agent, the CAF Advance Agent and each Lender (to the extent not reimbursed by any other Borrower) from and against any and all claims, damages, liabilities and expenses (including, without limitation, fees and disbursements of counsel) which may be incurred by or asserted against the Administrative Agent, the CAF Advance Agent or such Lender in connection with or arising out of any investigation, litigation, or proceeding (whether or not the Administrative Agent, the CAF Advance Agent or such Lender is party thereto) related to any acquisition or proposed acquisition by the Company, or by any Subsidiary of the Company, of all or any portion of the stock or substantially all the assets of any Person or any use or proposed use of the Advances by any Borrower (excluding any claims, damages, liabilities or expenses incurred by reason of the gross negligence or willful misconduct of the party to be indemnified or its employees or agents, or by reason of any use or disclosure of information relating to any such acquisition or use or proposed use of the proceeds by the party to be indemnified or its employees or agents).

                 SECTION 9.5 Right of Set-Off. Upon the declaration of the Notes as due and payable pursuant to the provisions of Section 7.1, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the applicable Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and the Notes of such Borrower held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                 SECTION 9.6 Binding Effect. This Agreement shall become effective in accordance with the provisions of Section 3.1, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the CAF Advance Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

                 SECTION 9.7 Assignments and Participations. (a) Each Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $15,000,000 (or, if less, the entire Commitment of the assigning Lender) and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Notes subject to such assignment and a processing and recordation fee of $2,500, and shall send to the Company an executed counterpart of such Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment





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and Acceptance, have the rights and obligations of a Lender hereunder and (B)
the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                 (b) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of each Borrower or the performance or observance by each Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, the CAF Advance Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent and the CAF Advance Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the CAF Advance Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                 (c) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent, the CAF Advance Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the acceptance of any Assignment and Acceptance for recordation in the Register,
Schedule I hereto shall be deemed to be amended to reflect the revised Commitments of the Lenders parties to such Assignment and Acceptance as well as administrative information with respect to any new Lender as such information is recorded in the Register.

                 (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and as assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company; within five Business Days after its receipt of such notice and its receipt of an executed counterpart of such Assignment and Acceptance, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated (A) in the case of Notes made by EPNGC, the Closing Date and (B) in the case of Notes made by any other Borrower, the date such other Borrower executes and delivers its Joinder Agreement, and shall otherwise be in substantially the form of Exhibits A and C.

                 (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, and the Advances owing to it and the Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the CAF Advance Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) such Lender shall continue to be able to agree to any modification or amendment of this

Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers which (A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's Notes or any facility fees payable under this Agreement, or (B) increase the amount of such Lender's Commitment in a manner which would have the effect of increasing the amount of a participant's participation, or (C) reduce the interest rate payable under this Agreement and such Lender's Notes, or (D) consent to the assignment or the transfer by any Borrower of any of its rights and obligations under the Agreement, and (vi) except as contemplated by the immediately preceding clause
(v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

                 (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing for the benefit of the Borrowers to preserve the confidentiality of any confidential information relating to the Borrowers received by it from such Lender in a manner consistent with Section 9.8.

                 (g) Anything in this Agreement to the contrary notwithstanding, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it) and the Notes issued to it hereunder in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any successor regulation) and the applicable operating circular of such Federal Reserve Bank.

                 SECTION 9.8 Confidentiality. Each Lender, the Administrative Agent and the CAF Advance Agent (each, a "Party") agrees that it will use its best efforts not to disclose, without the prior consent of the Company (other than to its, or its Affiliate's, employees, auditors, accountants, counsel or other representatives, whether existing at the date of this Agreement or any subsequent time), any information with respect to the Borrowers which is furnished pursuant to this Agreement, provided that any Party may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such party or to the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors,
(iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or regulatory proceeding, (iv) in order to comply with any law, order, regulation or ruling applicable to such party, or (v) to any prospective assignee or participant in connection with any contemplated assignment of any rights or obligations hereunder, or any sale of any participation therein, by such Party pursuant to Section 9.7, if such prospective assignee or participant, as the case may be, executes an agreement with the Company containing provisions substantially similar to those contained in this Section 9.8; provided, however, that the Company acknowledges that the Administrative Agent has disclosed and may continue to disclose such information as the Administrative Agent in its sole discretion determines is appropriate to the Lenders from time to time.

                 SECTION 9.9 Consent to Jurisdiction. (a) Each Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by the Administrative Agent, the CAF Advance Agent, any Lender or the holder of any Note in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement or the Notes (such claims and causes of action, collectively, being "Permitted Claims"), and each Borrower hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Each Borrower hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent, any Lender or the holder of any Note in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Company's address specified pursuant to Section 9.2, and each Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                 (b) Nothing in this Section 9.9 (i) shall affect the right of any Lender, the holder of any Note or the Administrative Agent or the CAF Advance Agent to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Lender, the holder of any Note or the Administrative Agent or the CAF Advance Agent to bring any action or proceeding against any Borrower or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                 SECTION 9.10 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 9.11 Rate of Interest. It is the intention of the parties hereto that each Lender shall each conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it, then, in that event, notwithstanding anything to the contrary in this Agreement or in the Notes to the order of such Lender, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender hereunder, or under such Notes or otherwise, shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by such Lender on the principal amount of the sums owed to such Lender (or, if all amounts owing to such Lender shall have been paid in full, refunded by such Lender to the applicable Borrower); or (b) in the event that a prepayment of any Advances owed to any Lender is required, then such consideration that constitutes interest under law applicable to such Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for shall be cancelled automatically by such Lender as of the date of such prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of such prepayment obligation (or, if the principal amount of such prepayment obligation shall have been paid in full, refunded by such Lender to the applicable Borrower). To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Lender for the purpose of determining the maximum amount of interest allowed by applicable law, such Lender hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to such Lender's right subsequently to change such method in accordance with applicable law. In no event, however, shall Article 5069, Chapter 15, of the Texas Revised Civil Statutes apply to this Agreement or the Notes or the transactions contemplated hereby.

                 SECTION 9.12 Effect on Outstanding CAF Advances. The parties hereto acknowledge and agree that upon the effectiveness of this Agreement all "CAF Advances" under the Existing Facility immediately before the effectiveness of this Agreement will be converted to CAF Advances hereunder on terms and conditions set forth in this Agreement.

                 SECTION 9.13 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery to the Administrative Agent of a counterpart executed by a Lender shall constitute delivery of such counterpart to all of the Lenders. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                EL PASO NATURAL GAS COMPANY


                                                By  /s/ H. Brent Austin
                                                    ----------------------------
                                                Title: Executive Vice President


                                                CHEMICAL BANK, as Administrative
                                                  Agent, CAF Advance Agent and a
                                                  Lender


                                                By  /s/ Peter Ling
                                                    ----------------------------
                                                Title: Vice President


                                                THE BANK OF NEW YORK


                                                By  /s/ Raymond J. Palmer
                                                    ----------------------------
                                                Title: Vice President


                                                CITIBANK, N.A.


                                                By  /s/ Areezo Jafari
                                                    ----------------------------
                                                Title: Assistant Vice President


                                                CREDIT LYONNAIS NEW YORK BRANCH


                                                By  /s/ Pascal Poupelle
                                                    ----------------------------
                                                Title: Senior Vice President


                                                THE INDUSTRIAL BANK OF JAPAN,
                                                LIMITED, NEW YORK BRANCH


                                                By  /s/ A. Yoshino
                                                    ----------------------------
                                                Title: Executive Vice President
                                                       Houston Office

                                                KREDIETBANK N.V.,
                                                GRAND CAYMAN BRANCH


                                                By  /s/ Robert Snauffer
                                                    ----------------------------
                                                Title: Vice President


                                                By  /s/ Raymond F. Murray
                                                    ----------------------------
                                                Title: Vice President


                                                MELLON BANK, N.A.


                                                By  /s/ E. Marc Cuenod, Jr.
                                                    ----------------------------
                                                Title: First Vice President


                                                MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK


                                                By  /s/ John Kowalczuk
                                                    ----------------------------
                                                Title: Vice President


                                                NATIONSBANK OF TEXAS, N.A.


                                                By  /s/ Dale T. Wilson
                                                    ----------------------------
                                                Title: Vice President


                                                ROYAL BANK OF CANADA


                                                By  /s/ J.D. Frost
                                                    ----------------------------
                                                Title: Senior Manager


                                                SOCIETE GENERALE


                                                By  /s/ Richard A. Gould
                                                    ----------------------------
                                                Title: Vice President


                                                THE SUMITOMO BANK, LIMITED


                                                By  /s/ Harumitsu Seki
                                                    ----------------------------
                                                Title: General Manager

                                                TORONTO DOMINION (TEXAS), INC.


                                                By  /s/ Linda A. Lavin
                                                    ----------------------------
                                                Title: Director


                                                UNION BANK OF SWITZERLAND


                                                By  /s/ Evans Swann
                                                    ----------------------------
                                                Title: Managing Director


                                                By  /s/  Kelly Boots
                                                    ----------------------------
                                                Title: Assistant Treasurer

                                                                     SCHEDULE I


                          COMMITMENTS, ADDRESSES, ETC.





Name and Address of Lender                  Amount of Commitment
- --------------------------                  --------------------
 CHEMICAL BANK                                       $40,000,000
 270 Park Avenue
 New York, NY  10017
 Attention:  John Gehebe
 Telecopier: 212-270-4892

 THE BANK OF NEW YORK                                $34,400,000
 One Wall Street, 19th Floor
 New York, NY  10288
 Attention:   Raymond Palmer
 Telecopier:  212-835-7923

 CITIBANK, N.A.                                      $34,400,000
 One Court Square - 7th Floor
 Long Island City, NY  11102
 Attention:   Leena Caligiure
 Telecopier:  718-248-4844

 CREDIT LYONNAIS                                     $34,400,000
   NEW YORK BRANCH
 1000 Louisiana, Suite 5360
 Houston, TX  77002
 Attention:   Bernadette Archie
 Telecopier:  713-751-0307


 THE INDUSTRIAL BANK OF JAPAN,                       $16,000,000
   LIMITED, NEW YORK BRANCH
 245 Park Avenue, 23rd Floor
 New York, NY  10167
 Attention:   Atsushi Kawai
              Agnes Aberin
 Telecopier:  212-557-3581/949-0134

 with a copy to:
 Three Allen Center
 Suite 4850
 333 Clay Street
 Houston, TX  77002
 Attention:   Lynn Williford
 Telecopier:  713-651-9209

 Name and Address of Lender                  Amount of Commitment
 --------------------------                  --------------------

 KREDIETBANK N.V.,                                   $16,000,000
   GRAND CAYMAN BRANCH
 c/o Kredietbank N.V.,
 New York Branch
 125 West 55th Street
 New York, NY  100109
 Attention:   Lynda Resuma
              Mayra Ramirez
 Telecopier:  212-956-5580

 MELLON BANK, N.A.                                   $26,400,000
 Three Mellon Bank Center
 Room 2302
 Pittsburgh, PA  15258
 Attention:   Andrew Plonsky
 Telecopier:  412-234-5049

 with a copy to:
 1100 Louisiana, Suite 3600
 Houston, TX  77002
 Attention:   Janet O'N Jenkins
 Telecopier:  713-650-3409

 MORGAN GUARANTY TRUST COMPANY                       $34,400,000
   OF NEW YORK
 60 Wall Street
 New York, NY  10260-0060
 Attention:   Vernon M. Ford, Jr.
 Telecopier:  212-648-5023


 NATIONSBANK OF TEXAS, N.A.                          $34,400,000
 303 West Wall Street
 P.O. Box 1599
 Midland, TX  79702-1599
 Attention:   Dale T. Wilson
 Telecopier:  915-685-2009

 ROYAL BANK OF CANADA                                $26,400,000
 600 Wilshire Boulevard, Suite 800
 Los Angeles, CA  90017
 Attention:   J.D. Frost
 Telecopier:  213-955-5350

 Name and Address of Lender                  Amount of Commitment
 --------------------------                  --------------------
  SOCIETE GENERALE                                   $16,000,000
  2001 Ross Avenue, Suite 4800
  Dallas, TX  75201
  Attention:   Tequlla English
  Telecopier:  214-754-0171

  with a copy to:
  1111 Bagby, Suite 2020
  Houston, TX  77002
  Attention:  Richard A. Gould
  Telecopier:  713-650-0824

  THE SUMITOMO BANK, LIMITED                         $26,400,000
  700 Louisiana Street, Suite 1750
  Houston, TX  77002
  Attention:   William R. McKown
  Telecopier:  713-759-0020

  TORONTO DOMINION (TEXAS), INC.                     $26,400,000
  909 Fannin Street, 17th Floor
  Houston, TX  77010
  Attention:   Lisa Allison
  Telecopier:  713-951-9921

  UNION BANK OF SWITZERLAND                          $34,400,000
  1100 Louisana, Suite 4500
  Houston, TX  77005
  Attention:   Evans Swann
  Telecopier:  713-655-6555

  with a copy to:
  299 Park Avenue
  New York, NY  10171-0026
  Attention:   James Broadus
  Telecopier:  212-821-3259

                                                                  CONFORMED COPY





================================================================================




                          EL PASO NATURAL GAS COMPANY


                     _____________________________________


                                  $100,000,000
                        REVOLVING CREDIT AND COMPETITIVE
                           ADVANCE FACILITY AGREEMENT


                            DATED AS OF MAY 31, 1996


                     _____________________________________



                                 CHEMICAL BANK,
                            AS ADMINISTRATIVE AGENT
                             AND CAF ADVANCE AGENT





================================================================================

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                        ARTICLE I

                                       DEFINITIONS AND ACCOUNTING TERMS   . . . . . . . . . . . . . . . .    1
SECTION 1.1  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
SECTION 1.2  Computation of Time Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
SECTION 1.3  Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
SECTION 1.4  References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                        ARTICLE II

                                       AMOUNTS AND TERMS OF THE ADVANCES  . . . . . . . . . . . . . . . .   16
SECTION 2.1  The Revolving Credit Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
SECTION 2.2  Revolving Credit Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
SECTION 2.3  Making the Revolving Credit Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
SECTION 2.4  CAF Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
SECTION 2.5  Procedure for CAF Advance Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
SECTION 2.6  CAF Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
SECTION 2.7  CAF Advance Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
SECTION 2.8  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
SECTION 2.9  Reduction of the Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.10  Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.11  Interest on Revolving Credit Advances . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.12  Additional Interest on Eurodollar Rate
                      Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.13  Interest Rate Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.14  Voluntary Conversion of Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
SECTION 2.15  Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
SECTION 2.16  Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
SECTION 2.17  Increased Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
SECTION 2.18  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
SECTION 2.19  Payments and Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
SECTION 2.20  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
SECTION 2.21  Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
SECTION 2.22  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
SECTION 2.23  Extension of Stated Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

                                                       ARTICLE III

                                    CONDITIONS OF EFFECTIVENESS AND LENDING . . . . . . . . . . . . . . .   36
SECTION 3.1  Conditions Precedent to Effectiveness of
                      this Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
SECTION 3.2  Conditions Precedent to Initial Advances
                      to Any Borrowing Subsidiary or Holding  . . . . . . . . . . . . . . . . . . . . . .   37
SECTION 3.3  Conditions Precedent to Each Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

                                                        ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . .   39
SECTION 4.1  Representations and Warranties of the
                      Borrowers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

                                                        ARTICLE V

                                          COVENANTS OF THE BORROWERS  . . . . . . . . . . . . . . . . . .   42
SECTION 5.1  Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
SECTION 5.2  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
SECTION 5.3  Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
SECTION 5.4  Restrictions on Material Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

                                                        ARTICLE VI

                                                   GUARANTEE  . . . . . . . . . . . . . . . . . . . . . .   51
SECTION 6.1  Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
SECTION 6.2  No Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
SECTION 6.3  Amendments, etc. with respect to the
                      Obligations; Waiver of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
SECTION 6.4  Guarantee Absolute and Unconditional . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
SECTION 6.5  Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

                                                       ARTICLE VII

                                               EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . .   54
SECTION 7.1  Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

                                                       ARTICLE VIII

                              THE ADMINISTRATIVE AGENT AND THE CAF ADVANCE AGENT  . . . . . . . . . . . .   58
SECTION 8.1  Authorization and Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
SECTION 8.2  Administrative Agent's and CAF Advance
                      Agent's Reliance, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
SECTION 8.3  Chemical and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 8.4  Lender Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 8.5  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 8.6  Successor Administrative Agent and CAF
                      Advance Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60

                                                        ARTICLE IX

                                                 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .   61
SECTION 9.1  Amendments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 9.2  Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 9.3  No Waiver; Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 9.4  Costs and Expenses; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 9.5  Right of Set-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
SECTION 9.6  Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
SECTION 9.7  Assignments and Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
SECTION 9.8  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
SECTION 9.9  Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
SECTION 9.10  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
SECTION 9.11  Rate of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
SECTION 9.12  Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

                                   SCHEDULE

Schedule I       Commitments, Addresses, Etc.


                                   EXHIBITS

Exhibit A        Form of Revolving Credit Note
Exhibit B        Form of Notice of Borrowing
Exhibit C        Form of CAF Advance Note
Exhibit D        Form of CAF Advance Request
Exhibit E        Form of CAF Advance Offer
Exhibit F        Form of CAF Advance Confirmation
Exhibit G        Form of Assignment and Acceptance
Exhibit H        Form of Opinion of [Associate] General Counsel
                   of the Company
Exhibit I        Form of Opinion of New York Counsel to the
                   Company
Exhibit J        Form of Process Agent Letter
Exhibit K        Form of Joinder Agreement
Exhibit L        Form of Opinion of [Associate] General Counsel of
                   the Company
Exhibit M        Form of Opinion of New York Counsel to the Company
Exhibit N        Form of Extension Request

             $100,000,000 REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT, dated as of May 31, 1996, among EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), CHEMICAL BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as CAF Advance Agent (in such capacity, the "CAF Advance Agent") for the Lenders hereunder.

             The parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                 SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Administrative Agent" shall have the meaning assigned to such term in the preamble hereof.

                 "Advance" means an advance by a Lender to any Borrower pursuant to Article II, and refers to a Base Rate Advance, a Eurodollar Rate Advance or a CAF Advance.

                 "Affiliate" means as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. The term "control" (including the terms "controlled by" or "under common control with") means, with respect to any Person, the possession, direct or indirect, of the power to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

                 "Agreement" means this $100,000,000 Revolving Credit and Competitive Advance Facility, as amended, supplemented or otherwise modified from time to time.

                 "Alternate Program" means any other program providing for the sale or other disposition of trade or other receivables entered into by the Company or a Principal Subsidiary (or for purposes of Section 5.2(a) only, any Restricted Affiliate) which is in addition to or in replacement of the program evidenced by the Receivables Purchase and Sale Agreement, provided that such program is on terms (a) substantially similar to the Receivables Purchase and Sale Agreement or (b) customary for similar transactions as reasonably determined by the Administrative Agent.

                 "Applicable LIBO Rate" means in respect of any CAF Advance requested pursuant to a LIBO Rate CAF Advance Request, the London interbank offered rate for deposits in Dollars for the period commencing on the date of such CAF Advance and ending on the maturity date thereof which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the beginning of such period.

                 "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit G hereto.

                 "Base CD Rate" means the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate.

                 "Base Rate" means for any day, a rate per annum (adjusted to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, rounded upwards to the next highest 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1/2 of 1% and (c) the Effective Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Effective Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Effective Federal Funds Rate, respectively.

                 "Base Rate Advance" means an Advance which bears interest as provided in Section 2.11(a)(i).

                 "Borrowers" means the collective reference to EPNGC, each Borrowing Subsidiary and Holding once Holding executes and delivers a Joinder Agreement; each, a "Borrower".

                 "Borrowing" means a borrowing consisting of Advances of the same Type made on the same day by the Lenders, it being understood that there may be more than one Borrowing on a particular day.

                 "Borrowing Subsidiary" means each domestic Principal Subsidiary of the Company which has been designated by the Company as a "Borrowing Subsidiary" by written notice to the Administrative Agent; collectively, the "Borrowing Subsidiaries".

                 "Burlington" means Burlington Resources Inc., a Delaware corporation.

                 "Business Day" means a day of the year on which banks are not required or authorized to close in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances or LIBO Rate CAF Advances, on which dealings are carried on in the London interbank market.

                 "CAF Advance" means an Advance made pursuant to Sections 2.4 and 2.5.

                 "CAF Advance Agent" shall have the meaning assigned to such term in the preamble hereof.

                 "CAF Advance Availability Period" means the period from and including the Closing Date until the earlier of (a) the date which is 14 days prior to the Stated Termination Date and (b) the Termination Date.

                 "CAF Advance Confirmation" means each confirmation by the applicable Borrower of its acceptance of CAF Advance Offers, which CAF Advance Confirmation shall be substantially in the form of Exhibit F and shall be delivered to the CAF Advance Agent by telecopy.

                 "CAF Advance Interest Payment Date" means as to each CAF Advance, each interest payment date specified by the applicable Borrower for such CAF Advance in the related CAF Advance Request.

                 "CAF Advance Lenders" means Lenders from time to time designated by the Company, in consultation with the CAF Advance Agent, as CAF Advance Lenders as provided in Section 2.4.

                 "CAF Advance Maturity Date" means as to any CAF Advance, the date specified by the applicable Borrower pursuant to Section 2.5(d)(ii) in its acceptance of the related CAF Advance Offer.

                 "CAF Advance Note" shall have the meaning assigned to such term in Section 2.7 (collectively, the "CAF Advance Notes").

                 "CAF Advance Offer" means each offer by a CAF Advance Lender to make CAF Advances pursuant to a CAF Advance Request, which CAF Advance Offer shall contain the information specified in Exhibit E and shall be delivered to the CAF Advance Agent by telephone, immediately confirmed by telecopy.

                 "CAF Advance Request" means each request by the applicable Borrower for CAF Advance Lenders to submit bids to make CAF Advances, which request shall contain the information in respect of such requested CAF Advances specified in Exhibit D and shall be delivered to the CAF Advance Agent in writing, by telecopy, or by telephone, immediately confirmed by telecopy.

                 "Capitalization" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties entered into by such Person and its consolidated Subsidiaries, plus
         (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries.

                 "C/D Assessment Rate" means for any day as applied to any Base Rate Advance, the annual assessment rate determined by Chemical to be payable on such day to the Federal Deposit Insurance Corporation (the "FDIC") for the FDIC's (or any successor's) insuring time deposits at offices of Chemical in the United States.

                 "C/D Reserve Percentage" means for any day as applied to any Base Rate Advance, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the then current reserve requirement for the Administrative Agent in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                 "Chemical" means Chemical Bank.

                 "Closing Date" means the date on which the conditions precedent set forth in Section 3.1 have been satisfied (or compliance therewith shall have been waived by the Lenders).

                 "Commitment" means as to any Lender, the obligation of such Lender to make Revolving Credit Advances to the Borrowers hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (as such Schedule I is amended from time to time pursuant to Section 9.7(c)), as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                 "Commitment Expiration Date" shall have the meaning assigned to such term in Section 2.23(a).

                 "Commitment Percentage" means as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Advances then outstanding constitutes of the aggregate principal amount of the Advances then outstanding).

                 "Company" means (a) at all times prior to Holding becoming a Borrower, EPNGC, and (b) thereafter, Holding.

                 "Contingent Guaranty" shall have the meaning assigned to such term in the definition of the term "Guaranty" contained in this
         Section 1.1.

                 "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.13, 2.14 or 2.18.

                 "Debt" means, as to any Person, all Indebtedness of such Person other than (a) any Project Financing of such Person and (b) in the case of the Company or a Principal Subsidiary, any liabilities of the Company or such Principal Subsidiary, as the case may be, under any Alternate Program, or any document executed by the Company or such Principal Subsidiary, as the case may be, in connection therewith; provided, however, that for purposes of Article V hereof "Debt" shall not include up to an aggregate amount of $100,000,000 of (i) the amount of optional payments in lieu of asset repurchase or other payments to similar effect, including extension or renewal payments, on off balance sheet leases and (ii) the amount of the purchase price for optional acquisition of such asset (in either case, calculated at the lower amount payable in respect of such asset under clause (i) or
         (ii) above.

                 "Dollars" and "$" means dollars in lawful currency of the United States of America.

                 "Effective Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                 "Eligible Assignee" means, with respect to any particular assignment under Section 9.7, any bank or other financial institution approved in writing by the Company expressly with respect to such assignment and, except as to such an assignment by Chemical so long as Chemical is the Administrative Agent hereunder, the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided that neither the Administrative Agent's nor the Company's approval shall be unreasonably withheld.

                 "EPNGC" shall have the meaning assigned to such term in the preamble hereof.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

                 "ERISA Affiliate" means any Person who is a member of the Company's controlled group within the meaning of Section
         4001(a)(14)(A) of ERISA.

                 "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered by the principal office of each of the Reference Lenders in London, England, to prime banks in the London interbank market at 11:00 A.M. (London, England time) two Business Days before the first day of such Interest Period (if applicable or appropriate, in an amount comparable to the amount of such Borrowing) and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Lenders two Business Days before the first day of such Interest Period, subject, however, to the provisions of
         Section 2.13.

                 "Eurodollar Rate Advance" means an Advance which bears interest determined by reference to the Eurodollar Rate, as provided in Section 2.11(a)(ii).

                 "Eurodollar Rate Margin" means .220% per annum.

                 "Eurodollar Reserve Percentage" for any Lender for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                 "Events of Default" shall have the meaning assigned to such term in Section 7.1.

                 "Excluded Acquisition Debt" means (a) Debt, Guaranties or reimbursement obligations of any corporation acquired by the Company or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such corporation is not a Subsidiary of the Company) or (b) Debt, Guaranties or reimbursement obligations in respect of any asset acquired by the Company or its Subsidiaries and which Debt, Guaranties or reimbursement obligations exists immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such asset is not an asset of the Company or any of its Subsidiaries).

                 "Exposure" means (a) with respect to an Objecting Lender at any time, the aggregate outstanding principal amount of its Loans and
         (b) with respect to any other Lender at any time, the maximum amount of the Commitment of such Lender.

                 "Extension Request" means each request by the Borrowers made pursuant to Section 2.23 for the Lenders to extend the Stated Termination Date, which shall contain the information in respect of such extension specified in Exhibit N and shall be delivered to the Administrative Agent in writing.

                 "FERC" means the Federal Energy Regulatory Commission, or any agency or authority of the United States from time to time succeeding to its function.

                 "Fixed Rate CAF Advance" means any CAF Advance made pursuant to a Fixed Rate CAF Advance Request.

                 "Fixed Rate CAF Advance Request" means any CAF Advance Request requesting the CAF Advance Lenders to offer to make CAF Advances at a fixed rate (as opposed to a rate composed of the Applicable LIBO Rate plus (or minus) a margin).

                 "Guaranty", "Guaranteed" and "Guaranteeing" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than the Company or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of the Company, any of its consolidated Subsidiaries or any Restricted Affiliate, including, without limitation, obligations under any conditional sales agreement, equipment trust financing or equipment lease and any liability of any Restricted Affiliate in respect of obligations of EPNGC or its consolidated Subsidiaries and
         (c) any such act in connection with a Project Financing that either
         (i) guarantees performance of the completion of the project which is financed by such Project Financing, until such time, if any, that such guaranty becomes a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause
         (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "Contingent Guaranty"); provided, however, that for purposes of this definition the liability of the Company or any of its Subsidiaries with respect to any obligation as to which a third party or parties are jointly, or jointly and severally, liable as a guarantor or otherwise as contemplated hereby and have not defaulted on its or their portions thereof, shall be only its pro rata portion of such obligation.

                 "Holding" means any domestic parent holding company of EPNGC which directly or indirectly owns 100% of EPNGC's common stock; provided, however, that immediately after Holding becomes EPNGC's parent holding company, not less than 80% of the shareholders of common stock of Holding are the same shareholders of common stock of EPNGC immediately prior to Holding becoming EPNGC's parent holding company.

                 "Holding Guaranty" shall have the meaning assigned to such term in Section 5.1(g).

                 "Indebtedness" of any Person means, without duplication (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and (c) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

                 "Indemnified Party" means any or all of the Lenders, the Administrative Agent and the CAF Advance Agent.

                 "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period beginning on the date of such Advance or the date of the Conversion of any Advance into such an Advance and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, or, subject to availability to each Lender, nine or twelve months, in each case as the applicable Borrower may, upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period with respect to Eurodollar Rate Advances, select; provided, however, that:

                          (a) the duration of any Interest Period which commences before the second anniversary of the Termination Date and would otherwise end after the second anniversary of the Termination Date shall end on the second anniversary of the Termination Date;

                          (b) if the last day of such Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except if such extension would cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day;

                          (c) Interest Periods commencing on the same date for Advances comprising the same Borrowing shall be of the same duration; and

                          (d) with respect to Advances made by an Objecting Lender, no Interest Period with respect to such Advances shall end after the second anniversary of such Objecting Lender's Commitment Expiration Date.

                 "Joinder Agreement" means a Joinder Agreement, substantially in the form of Exhibit K hereto, duly executed and delivered by the Company and the Borrowing Subsidiary party thereto or Holding, as the case may be.

                 "Lenders" shall have the meaning assigned to such term in the preamble hereof.

                 "LIBO Rate CAF Advance" means any CAF Advance made pursuant to a LIBO Rate CAF Advance Request.

                 "LIBO Rate CAF Advance Request" means any CAF Advance Request requesting the CAF Advance Lenders to offer to make CAF Advances at an interest rate equal to the Applicable LIBO Rate plus (or minus) a margin.

                 "Lien" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Indebtedness or any Guaranty of any Person.

                 "Majority Lenders" means Lenders the Commitment Percentages of which aggregate at least 51%, provided, that at any time after the Commitment Expiration Date with respect to any Objecting Lender (but prior to the termination of all the Commitments), "Majority Lenders" shall mean Lenders whose Exposure aggregates at least 51% of the aggregate Exposure of all the Lenders.

                 "Margin Stock" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Material Adverse Effect" means a material adverse effect on the financial condition or operations of the Company and its consolidated Subsidiaries on a consolidated basis.

                 "Material Subsidiary" means any Subsidiary of Holding (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand-alone basis) owns in excess of 10% of the consolidated net property, plant and equipment of Holding and its consolidated Subsidiaries.

                 "Mojave" means Mojave Pipeline Company.

                 "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which the Company or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

                 "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                 "Net Worth" means with respect to the Company, as of any date of determination, the sum of the preferred stock and stockholders' equity of the Company as shown on the most recent consolidated balance sheet of the Company delivered pursuant to Section 5.3.

                 "Note" means any Revolving Credit Note or CAF Advance Note (collectively, the "Notes").

                 "Notice of Borrowing" has the meaning specified in Section 2.3(a).

                 "Obligations" means the collective reference to the unpaid principal of and interest on the Notes and all other financial liabilities of the Borrowers to the Administrative Agent, the CAF Advance Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Advances and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or the Notes, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the CAF Advance Agent or to the Lenders that are required to be paid by any Borrower pursuant to this Agreement).

                 "Objecting Lenders" shall have the meaning assigned to such term in Section 2.23(a).

                 "Other Taxes" shall have the meaning assigned to such term in
         Section 2.20(b).

                 "Party" shall have the meaning assigned to such term in
         Section 9.8.

                 "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                 "Permitted Claims" shall have the meaning assigned to such term in Section 9.9(a).

                 "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

                 "Plan" means a Single Employer Plan or a Multiple Employer
         Plan.

                 "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chemical as its prime rate in effect at its principal office in New York City. The Prime Rate is not intended to be the lowest rate of interest charged by Chemical in connection with extensions of credit to debtors.

                 "Principal Subsidiary" means, at any time, any Subsidiary of the Company (other than a Project Financing Subsidiary) having assets at such time greater than or equal to 5% of the consolidated assets of the Company and its consolidated Subsidiaries at such time.

                 "Process Agent" has the meaning specified in Section 9.9(a).

                 "Project Financing" means any Indebtedness incurred to finance a project, other than any portion of such Indebtedness permitting or providing for recourse against the Company or any of its Subsidiaries (or for purposes of Section 5.2(a) only, any Restricted Affiliate) other than (a) recourse to the stock or assets of the Project Financing Subsidiary, if any, incurring or Guaranteeing such Indebtedness, and (b) such recourse as exists under any Contingent Guaranty.

                 "Project Financing Subsidiary" means any Subsidiary of the Company (or for purposes of Section 5.2(a) only, any Restricted Affiliate) whose principal purpose is to incur Project Financing, or to become a partner in a partnership so created, and substantially all the assets of which Subsidiary or partnership are limited to those assets being financed (or to be financed) in whole or in part by a Project Financing.

                 "Receivables Purchase and Sale Agreement" means the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNGC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation and Citicorp North America, Inc., as agent, as such Agreement may be amended, supplemented, restated or otherwise modified from time to time which amendment, supplement, restatement or modification will not extend the purchase of receivables and other assets thereunder to receivables and assets other than present and future gas purchase contract take-or-pay buyout and buydown receivables, the collateral and other support therefor and the collections therefrom.

                 "Reference Lenders" means Chemical, Morgan Guaranty Trust Company of New York and Union Bank of Switzerland.

                 "Register" has the meaning specified in Section 9.7(c).

                 "Required Lenders" means Lenders (a) which are not Objecting Lenders with respect to any previous Extension Request and (b) which have Commitment Percentages aggregating at least 66-2/3% of the aggregate Commitment Percentages of such non-Objecting Lenders.

                 "Restricted Affiliate" means any Affiliate of EPNGC (other than a Subsidiary of EPNGC) designated by EPNGC as a "Restricted Affiliate" by written notice to the Administrative Agent; provided that such Affiliate shall not become a Restricted Affiliate until such time that (a) such Affiliate executes and delivers a guaranty (in form and substance reasonably satisfactory to the Administrative Agent) (each a "Restricted Affiliate Guaranty") in favor of the Administrative Agent, for the ratable benefit of the Lenders, guaranteeing the prompt and complete payment by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such Borrower and (b) the Administrative Agent receives legal opinions from the General Counsel or Associate General Counsel of Holding and from New York counsel to Holding reasonably acceptable to the Administrative Agent, which legal opinions shall be in form and substance satisfactory to the Administrative Agent; provided, further, that after such time as such Affiliate becomes a Restricted Affiliate, EPNGC may terminate the designation of such Affiliate as a Restricted Affiliate by written notice to the Administrative Agent at which time the aforementioned guaranty of such Affiliate shall also terminate.

                 "Restricted Affiliate Guaranty" shall have the meaning assigned to such term in the definition of Restricted Affiliate.

                 "Revolving Credit Advances" shall have the meaning assigned to such term in Section 2.1.

                 "Revolving Credit Note" shall have the meaning assigned to such term in Section 2.3 (collectively, the "Revolving Credit Notes").

                 "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or an ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                 "Stated Termination Date" means May 30, 1997 or such later date as shall be determined pursuant to the provisions of Section 2.23 with respect to non-Objecting Lenders.

                 "Subsidiary" means, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly beneficially owned or controlled by such Person or one or more of its Subsidiaries or such Person and one or more of the Subsidiaries of such Person.

                 "Taxes" shall have the meaning assigned to such term in
         Section 2.20(a).

                 "Termination Date" means the earlier of (a) the Stated Termination Date and (b) the date of termination in whole of the Commitments pursuant to Section 2.9 or 7.1.

                 "Termination Event" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsections .11, .12, .13, .14, .16, .18, .19 or .20 of PBGC
         Reg. Section 2615), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by the Company or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Company or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                 "Three-Month Secondary CD Rate" means, for any day, the secondary market rate (adjusted to the basis of a year of 365 or 366 days, as the case may be) for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it.

                 "Type" means (a) as to any Revolving Credit Advance, its nature as a Base Rate Advance or a Eurodollar Rate Advance and (b) as to any CAF Advance, its nature as a Fixed Rate CAF Advance or a LIBO Rate CAF Advance.

                 "Withdrawal Liability" shall have the meaning given such term under Part 1 of Subtitle E of Title IV of ERISA.

                 SECTION 1.2 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                 SECTION 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles either (a) consistent with those principles applied in the preparation of the financial statements referred to in Section 4.1(e) or (b) not materially inconsistent with such principles (so that no covenant contained in Section 5.1 or 5.2 would be calculated or construed in a materially different manner or with materially different results than if such covenant were calculated or construed in accordance with clause (a) of this
Section 1.3).

                 SECTION 1.4 References. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

                 SECTION 2.1 The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make revolving credit advances ("Revolving Credit Advances") to the Borrowers or any one or more of them from time to time on any Business Day during the period from the date hereof to and including the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided that the aggregate amount of the Advances outstanding shall not at any time exceed the aggregate amount of the Commitments. Each Borrowing shall be in an aggregate amount of $5,000,000 in the case of a Borrowing comprised of Base Rate Advances and $20,000,000 in the case of a Borrowing comprised of Eurodollar Rate Advances, or, in each case, an integral multiple of $1,000,000 in excess thereof (or, in the case of a Borrowing of Base Rate Advances, the aggregate unused Commitments, if less) and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, any Borrower may make more than one Borrowing on any Business Day and may borrow, repay pursuant to Section 2.10 or prepay pursuant to Section 2.15, and reborrow under this Section 2.1.

                 SECTION 2.2 Revolving Credit Notes. The Revolving Credit Advances to each Borrower made by each Lender shall be evidenced by a promissory note of such Borrower, substantially in the form of Exhibit A, with appropriate insertions as to maker, payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to the lesser of (a) the amount of the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Advances made to such Borrower by such Lender. Each Lender is hereby authorized to, and prior to any transfer thereof shall, record the date, Type and amount of each Revolving Credit Advance made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Rate Advances, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of such Borrower hereunder or any Revolving Credit Note. Each Revolving Credit Note shall (i) be dated (A) in the case of EPNGC, the Closing Date or (B) in each other case, the date the applicable Subsidiary Borrower or Holding, as the case may be, became a Borrower hereunder, (ii) be stated to mature on the second anniversary of the] Termination Date, provided, that the Revolving Credit Advances made by Objecting Lenders shall be repaid as provided in Section 2.23 and (iii) provide for the payment of interest in accordance with this Agreement.

                 SECTION 2.3 Making the Revolving Credit Advances. (a) Each Borrowing of Revolving Credit Advances shall be made on notice by the Company to the Administrative Agent (a "Notice of Borrowing") received by the Administrative Agent, (i) in the case of a proposed Borrowing comprised of Base Rate Advances, not later than 10:00 A.M. (New York City time) on the Business Day of such proposed Borrowing and (ii) in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, not later than 12:00 noon (New York City time) on the third Business Day prior to the date of such proposed Borrowing. Each Notice of Borrowing shall be by telecopy or telephone (and if by telephone, confirmed promptly by telecopier), in substantially the form of Exhibit B, specifying therein the requested (A) Borrower, (B) date of such Borrowing, (C) Type of Revolving Credit Advances comprising such Borrowing, (D) aggregate amount of such Borrowing, and (E) in the case of a Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for each such Advance. Each Lender shall, before 1:00 P.M. (New York City time) on the date of such Borrowing, make available to the Administrative Agent at its address at 270 Park Avenue, New York, New York, 10017, Reference: El Paso Natural Gas Company, or at such other address designated by notice from the Administrative Agent to the Lenders pursuant to Section 9.2, in same day funds, such Lender's ratable portion of such Borrowing. Immediately after the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the applicable Borrower at Chemical, 270 Park Avenue, New York, New York, 10017, Account No. 323291503, Reference: El Paso Natural Gas Company, or at such other account of the applicable Borrower maintained by the Administrative Agent (or any successor Administrative Agent) designated by the applicable Borrower and agreed to by the Administrative Agent (or such successor Administrative Agent), in same day funds.

                 (b) Each Notice of Borrowing shall be irrevocable and binding on the applicable Borrower. In the case of any Borrowing which the related Notice of Borrowing specified is to be comprised of Eurodollar Rate Advances, if such Advances are not made as a result of any failure to fulfill on or before the date specified for such Borrowing the applicable conditions set forth in Article III, the applicable Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of such failure, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing.

                 (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.3 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent, at the Effective Federal Funds Rate for such day. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance to the applicable Borrower as part of such Borrowing for purposes of this Agreement.

                 (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                 SECTION 2.4 CAF Advances. Subject to the terms and conditions of this Agreement, the Borrowers or any one or more of them may borrow CAF Advances from time to time during the CAF Advance Availability Period on any Business Day. The Company shall, in consultation with the CAF Advance Agent, designate Lenders from time to time as CAF Advance Lenders by written notice to the CAF Advance Agent. The CAF Advance Agent shall transmit each such notice of designation promptly to each designated CAF Advance Lender. CAF Advances shall be borrowed in amounts such that the aggregate amount of Advances outstanding at any time shall not exceed the aggregate amount of the Commitments at such time. Any CAF Advance Lender may make CAF Advances in amounts which, individually and together with the aggregate amount of other Advances of such CAF Advance Lender, exceed such CAF Advance Lender's Commitment, and such CAF Advance Lender's CAF Advances shall not be deemed to utilize such CAF Advance Lender's Commitment. Within the limits and on the conditions hereinafter set forth with respect to CAF Advances, the Borrowers from time to time may borrow, repay and reborrow CAF Advances.

                 SECTION 2.5 Procedure for CAF Advance Borrowings. (a) A Borrower, or the Company on behalf of a Borrower, shall request CAF Advances by delivering a CAF Advance Request to the CAF Advance Agent, not later than 12:00 Noon (New York City time) four Business Days prior to the date of the proposed Borrowing (in the case of a LIBO Rate CAF Advance Request), and not later than 10:00 A.M. (New York City time) one Business Day prior to the date of the proposed Borrowing (in the case of a Fixed Rate CAF Advance Request). Each CAF Advance Request may solicit bids for CAF Advances in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and having not more than three alternative maturity dates. The maturity date for each CAF Advance shall be not less than 14 days nor more than 180 days after the date of the Borrowing therefor (and in any event shall be not later than the Stated Termination Date); provided that each LIBO Rate CAF Advance shall mature one, two, three or six months after the date of the Borrowing therefor. The CAF Advance Agent shall notify each CAF Advance Lender promptly by telecopy of the contents of each CAF Advance Request received by the CAF Advance Agent.

                 (b) In the case of a LIBO Rate CAF Advance Request, upon receipt of notice from the CAF Advance Agent of the contents of such CAF Advance Request, each CAF Advance Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at the Applicable LIBO Rate plus (or minus) a margin determined by such CAF Advance Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the CAF Advance Agent, before 10:30 A.M. (New York City time) on the day that is three Business Days before the date of the proposed Borrowing, setting forth:

                 (i) the maximum amount of CAF Advances for each maturity date and the aggregate maximum amount of CAF Advances for all maturity dates which such CAF Advance Lender would be willing to make (which amounts may, subject to Section 2.4, exceed such CAF Advance Lender's Commitment); and

                 (ii) the margin above or below the Applicable LIBO Rate at which such CAF Advance Lender is willing to make each such CAF Advance.

The CAF Advance Agent shall advise the Company and the applicable
Borrower before 11:00 A.M. (New York City time) on the date which is three Business Days before the proposed date of the Borrowing of the contents of each such CAF Advance Offer received by it. If the CAF Advance Agent, in its capacity as a CAF Advance Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Company and the applicable Borrower of the contents of its CAF Advance Offer before 10:15 A.M. (New York City time) on the date which is three Business Days before the proposed date of the Borrowing.

                 (c) In the case of a Fixed Rate CAF Advance Request, upon receipt of notice from the CAF Advance Agent of the contents of such CAF Advance Request, each CAF Advance Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at a rate of interest determined by such CAF Advance Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the CAF Advance Agent before 9:30 A.M. (New York City time) on the proposed date of the Borrowing, setting forth:

                         (i) the maximum amount of CAF Advances for each maturity date, and the aggregate maximum amount for all maturity dates, which such CAF Advance Lender would be willing to make (which amounts may, subject to Section 2.4, exceed such CAF Advance Lender's Commitment); and

                         (ii) the rate of interest at which such CAF Advance Lender is willing to make each such CAF Advance.

The CAF Advance Agent shall advise the Company and the applicable Borrower before 10:00 A.M. (New York City time) on the proposed date of the Borrowing of the contents of each such CAF Advance Offer received by it. If the CAF Advance Agent, in its capacity as a CAF Advance Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Company and the applicable Borrower of the contents of its CAF Advance Offer before 9:15 A.M. (New York City time) on the proposed date of the Borrowing.

                 (d) Before 11:30 A.M. (New York City time) three Business Days before the proposed date of the Borrowing (in the case of CAF Advances requested by a LIBO Rate CAF Advance Request) and before 10:30 A.M. (New York City time) on the proposed date of the Borrowing (in the case of CAF Advances requested by a Fixed Rate CAF Advance Request), the Company, in its absolute discretion, shall:

                         (i) cancel such CAF Advance Request by giving the CAF Advance Agent telephone notice to that effect, or

                         (ii) by giving telephone notice to the CAF Advance Agent (immediately confirmed by delivery to the CAF Advance Agent of a CAF Advance Confirmation in writing or by telecopy) (A) subject to the provisions of Section 2.5(e), accept one or more of the offers made by any CAF Advance

        Lender or CAF Advance Lenders pursuant to Section 2.5(b) or Section 2.5(c), as the case may be, of the amount of CAF Advances for each relevant maturity date and (B) reject any remaining offers made by CAF Advance Lenders pursuant to Section 2.5(b) or Section 2.5(c), as the case may be.

                 (e) The Company's acceptance of CAF Advances in response to any CAF Advance Request shall be subject to the following limitations:

                         (i) the amount of CAF Advances accepted for each maturity date specified by any CAF Advance Lender in its CAF Advance Offer shall not exceed the maximum amount for such maturity date specified in such CAF Advance Offer;

                         (ii) the aggregate amount of CAF Advances accepted for all maturity dates specified by any CAF Advance Lender in its CAF Advance Offer shall not exceed the aggregate maximum amount specified in such CAF Advance Offer for all such maturity dates;

                         (iii) the Company may not accept offers for CAF Advances for any maturity date in an aggregate principal amount in excess of the maximum principal amount requested in the related CAF Advance Request; and

                         (iv) if the Company accepts any of such offers, it must accept offers based solely upon pricing for such relevant maturity date and upon no other criteria whatsoever and if two or more CAF Advance Lenders submit offers for any maturity date at identical pricing and the Company accepts any of such offers but does not wish to (or by reason of the limitations set forth in Section 2.4 or in Section 2.5(e)(iii), cannot) borrow the total amount offered by such CAF Advance Lenders with such identical pricing, the Company shall accept offers from all of such CAF Advance Lenders in amounts allocated among them pro rata according to the amounts offered by such CAF Advance Lenders (or as nearly pro rata as shall be practicable after giving effect to the requirement that CAF Advances made by a CAF Advance Lender on a date of the Borrowing for each relevant maturity date shall be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof; provided that if the number of CAF Advance Lenders that submit offers for any maturity date at identical pricing is such that, after the Company accepts such offers pro rata in accordance with the foregoing, the CAF Advance to be made by such CAF Advance Lenders would be less than $5,000,000 principal amount, the number of such CAF Advance Lenders shall be reduced by the CAF Advance Agent by lot until the CAF Advances to be made by such remaining CAF Advance Lenders would be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof).

                 (f) If the Company notifies the CAF Advance Agent that a CAF Advance Request is cancelled pursuant to Section 2.5(d)(i), the CAF Advance Agent shall give prompt telephone notice thereof to the CAF Advance Lenders.

                 (g) If the Company accepts pursuant to Section 2.5(d)(ii) one or more of the offers made by any CAF Advance Lender or CAF Advance Lenders, the CAF Advance Agent promptly shall notify each CAF Advance Lender which has made such a CAF Advance Offer of (i) the aggregate amount of such CAF Advances to be made on such Borrowing Date for each maturity date and (ii) the acceptance or rejection of any offers to make such CAF Advances made by such CAF Advance Lender. Before 1:00 P.M. (New York City time) on the date of the Borrowing specified in the applicable CAF Advance Request, each CAF Advance Lender whose CAF Advance Offer has been accepted shall make available to the Administrative Agent at its office set forth in Section 9.2 the amount of CAF Advances to be made by such CAF Advance Lender, in same day funds. The Administrative Agent will make such funds available to the applicable Borrower as soon as practicable on such date at the Administrative Agent's aforesaid address. As soon as practicable after each Borrowing Date, the CAF Advance Agent shall notify each Lender of the aggregate amount of CAF Advances advanced on such Borrowing Date and the respective maturity dates thereof.

                 (h) The failure of any CAF Advance Lender to make the CAF Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its CAF Advance on the date of such Borrowing, but no CAF Lender shall be responsible for the failure of any other CAF Advance Lender to make the CAF Advance to be made by such CAF Advance Lender on the date of any Borrowing.

                 SECTION 2.6 CAF Advance Payments. (a) The applicable Borrower shall repay to the Administrative Agent, for the account of each CAF Advance Lender which has made a CAF Advance to it, on the applicable CAF Advance Maturity Date the then unpaid principal amount of such CAF Advance. The Borrowers shall not have the right to prepay any principal amount of any CAF Advance.

                 (b) The applicable Borrower shall pay interest on the unpaid principal amount of each CAF Advance to it from the date of the Borrowing to the applicable CAF Advance Maturity Date at the rate of interest specified in the CAF Advance Offer accepted by the applicable Borrower in connection with such CAF Advance (calculated on the basis of a 360-day year for actual days elapsed), payable on each applicable CAF Advance Interest Payment Date.

                 (c) If all or a portion of the principal amount of any CAF Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall, without limiting any rights of any Lender under this Agreement, bear interest from the date on which such payment was due at a rate per annum which is 1% above the rate which would otherwise be applicable pursuant to the CAF Advance Note evidencing such CAF Advance until the stated maturity date of such CAF Advance, and for each day thereafter at a rate per annum which is 2% above the Base Rate, in each case until paid in full (as well after as before judgment). Interest accruing pursuant to this paragraph (c) shall be payable from time to time on demand.

                 SECTION 2.7 CAF Advance Notes. The CAF Advances made by each CAF Advance Lender to each Borrower shall be evidenced by a promissory note of such Borrower, substantially in the form of Exhibit C with appropriate insertions (a "CAF Advance Note"), payable to the order of such CAF Advance Lender and representing the obligation of such Borrower to pay the unpaid principal amount of all CAF Advances made to it by such CAF Advance Lender, with interest on the unpaid principal amount from time to time outstanding of each CAF Advance evidenced thereby as prescribed in Section 2.6(b). Each CAF Advance Lender is hereby authorized to, and prior to any transfer thereof shall, record the date and amount of each CAF Advance made to it by such CAF Advance Lender, the maturity date thereof, the date and amount of each payment of principal thereof and the interest rate with respect thereto on the schedule attached to and constituting part of its CAF Advance Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of such Borrower hereunder or under any CAF Advance Note. Each CAF Advance Note shall be dated (a) in the case of EPNGC, the Closing Date or (b) in each other case, the date the applicable Subsidiary Borrower or Holding, as the case may be, became a Borrower hereunder, and each CAF Advance evidenced thereby shall bear interest for the period from and including the Borrowing Date of such CAF Advance on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and such interest shall be payable as specified in, Section 2.6(b).

                 SECTION 2.8 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee (i) for the period from and including the date hereof to the Termination Date, computed at a rate per annum of .08% on the average daily amount of the Commitment of such Lender during the period for which payment is made and (ii) thereafter until all Revolving Credit Advances of such Lender are paid in full, computed at a rate per annum of .08% on the average daily amount of outstanding Revolving Credit Advances of such Lender. Such facility fees shall be payable quarterly in arrears on the last day of each March, June, September and December, on the Termination Date or such earlier date on which the Commitments shall terminate as provided herein, and on the second anniversary of the Termination Date or such earlier date on which the

Advances are repaid in full, commencing on the first of such dates to occur after the date hereof.

                 (b) The Company agrees to pay to Chase Securities Inc., the Administrative Agent and the CAF Advance Agent the fees set forth in the letter, dated May 7, 1996, from Chase Securities Inc. and Chemical to EPNGC.

                 SECTION 2.9 Reduction of the Commitments. The Company shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof.

                 SECTION 2.10 Repayment. The Borrowers shall repay to each Lender on the second anniversary of the Termination Date the aggregate principal amount of the Advances then owing to such Lender; provided that the Revolving Credit Advances made by Objecting Lenders shall be repaid as provided in Section 2.23(a).

                 SECTION 2.11 Interest on Revolving Credit Advances. (a) Ordinary Interest. The Borrowers shall pay interest on the unpaid principal amount of each Revolving Credit Advance owing to each Lender from the date of such Advance until such principal amount is due (whether at stated maturity, by acceleration or otherwise), at the following rates:

                 (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or due (whether at stated maturity, by acceleration or otherwise).

                 (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, at a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin in effect from time to time, payable on the last day of each such Interest Period and, if any such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

                 (b) Default Interest. The applicable Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance to it that is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times (i) from such due date to the last day of the then existing Interest Period in the case of each Eurodollar Rate Advance, to 1% per annum above the interest rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due, and (ii) from and after the last day of the then existing Interest Period, and at all times in the case of any Base Rate Advance, to 1% per annum above the Base Rate in effect from time to time.

                 SECTION 2.12 Additional Interest on Eurodollar Rate Advances. If any Lender shall determine in good faith that reserves under regulations of the Board of Governors of the Federal Reserve System are required to be maintained by it in respect of, or a portion of its costs of maintaining reserves under such regulations is properly attributable to, one or more of its Eurodollar Rate Advances, the applicable Borrower shall pay to such Lender additional interest on the unpaid principal amount of each such Eurodollar Rate Advance to it (other than any such additional interest accruing to a particular Lender in respect of periods prior to the 30th day preceding the date notice of such interest is given by such Lender as provided in this Section 2.12), payable on the same day or days on which interest is payable on such Advance, at an interest rate per annum equal at all times during each Interest Period for such Advance to the excess of (i) the rate obtained by dividing the Eurodollar Rate for such Interest Period by a percentage equal to 100% minus the Eurodollar Reserve Percentage, if any, for such Lender for such Interest Period over (ii) the Eurodollar Rate for such Interest Period. The amount of such additional interest (if any) shall be determined by each Lender, and such Lender shall furnish written notice of the amount of such additional interest to the Company and the Administrative Agent, which notice shall be conclusive and binding for all purposes, absent manifest error.

                 SECTION 2.13 Interest Rate Determination. (a) Each Reference Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining the Eurodollar Rate. If any one or more of the Reference Lenders shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Lenders.

                 (b) The Administrative Agent shall give prompt notice to the Company and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.11(a)(i) or (ii), and the applicable rate, if any, furnished by each Reference Lender for the purpose of determining the applicable interest rate under Section 2.11(a)(ii).

                 (c) If fewer than two Reference Lenders furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

                 (i) the Administrative Agent shall give the Company and each Lender prompt notice thereof by telephone (confirmed in writing) that the interest rate cannot be determined for such Eurodollar Rate Advances,

                 (ii) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                 (iii) the obligations of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

                 (d) If, with respect to any Eurodollar Rate Advances, the Majority Lenders determine and give notice to the Administrative Agent that, as a result of conditions in or generally affecting the London interbank eurodollar market, the rates of interest determined on the basis of the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Company and the Lenders, whereupon,

                 (i) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

                 (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

                 (e) If the applicable Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.1, the Administrative Agent will forthwith so notify the applicable Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                 (f) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Eurodollar Rate Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the applicable Borrower to Convert such Advances into Eurodollar Rate Advances shall terminate; provided, however, that if and so long as each such Eurodollar Rate Advance shall have the same Interest Period as Eurodollar Rate Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Eurodollar Rate Advances shall equal or exceed $20,000,000, the applicable Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into Eurodollar Rate Advances having the same Interest Period.

                 (g) If any Reference Lender shall for any reason no longer have a Commitment or any Revolving Credit Advances, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

                 SECTION 2.14 Voluntary Conversion of Advances. Any Borrower may on any Business Day, upon notice given to the Administrative Agent, not later than 10:00 A.M. (New York City time) on the Business Day of the proposed Conversion of Eurodollar Rate Advances to Base Rate Advances and not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion in the case of a Conversion of Base Rate Advances to Eurodollar Rate Advances, and subject to the provisions of Sections 2.13, 2.16 and 2.18, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate Advances into Base Rate Advances made on any day other than the last day of an Interest Period for such Eurodollar Rate Advances shall be subject to the provisions of Section 9.4(b); and provided, further, that no Revolving Credit Advance may be converted into a Eurodollar Rate Advance after the date that is one month prior to (a) in the case of a Revolving Credit Advance made by an Objecting Lender, the second anniversary of such Objecting Lender's Commitment Expiration Date, and (b) in the case of all Revolving Credit Advances, the second anniversary of the Termination Date. Each such notice of a Conversion shall, within the restrictions specified above, specify
(a) the date of such Conversion, (b) the Advances to be Converted, and (c) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Advance.

                 SECTION 2.15 Prepayments. Any Borrower may upon (a) in the case of Eurodollar Rate Advances, at least two Business Days' notice and (b) in the case of Base Rate Advances, telephonic notice not later than 12:00 noon (New York City time) on the date of prepayment, to the Administrative Agent which specifies the proposed date and aggregate principal amount of the prepayment and the Type of Advances to be prepaid, and if such notice is given such Borrower shall, prepay the outstanding principal amounts of the Advances comprising the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) in the event of any such prepayment of Eurodollar Rate Advances on any day other than the last day of an Interest Period for such Eurodollar Rate Advances, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to, and to the extent required by, Section 9.4(b); provided, further, however, that such Borrower will use its best efforts to give notice to the Administrative Agent of the proposed prepayment of Base Rate Advances on the Business Day prior to the date of such proposed prepayment.

                 SECTION 2.16 Increased Costs. (a) If, due to either (i) the introduction after the date of this Agreement of or any change after the date of this Agreement (including any change by way of imposition or increase of reserve requirements or assessments other than those referred to in the definition of "Eurodollar Reserve Percentage," "C/D Reserve Percentage" or "C/D Assessment Rate" contained in Section 1.1) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request issued or made after the date of this Agreement from or by any central bank or other governmental authority (whether or not having the force of law), in each case above other than those referred to in Section 2.17, there shall be any increase in the cost to any Lender of agreeing to make, fund or maintain, or of making, funding or maintaining, Eurodollar Rate Advances funded in the interbank Eurodollar market, then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to reimburse such Lender for all such increased costs (except those costs incurred more than 60 days prior to the date of such demand; for the purposes hereof any cost or expense allocable to a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Company of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.16(a) (except as otherwise expressly provided above in this Section 2.16(a)). A certificate as to the amount of such increased cost, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. After one or more Lenders have notified the Company of any increased costs pursuant to this
Section 2.16, the Company may specify by notice to the Administrative Agent and the affected Lenders that, after the date of such notice whenever the election of Eurodollar Rate Advances by the applicable Borrower for an Interest Period or portion thereof would give rise to such increased costs, such election shall not apply to the Revolving Credit Advances of such Lenders during such Interest Period or portion thereof, and, in lieu thereof, such Revolving Credit Advances shall during such Interest Period or portion thereof be Base Rate Advances. Each Lender agrees to use its best efforts (including, without limitation, a reasonable effort to change its lending office or to transfer its affected Advances to an affiliate of such Lender) to avoid, or minimize the amount of, any demand for payment from the Borrowers under this Section 2.16.

                 (b) In the event that any Lender shall change its lending office and such change results (at the time of such change) in increased costs to such Lender, the Borrowers shall not be liable to such Lender for such increased costs incurred by such Lender to the extent, but only to the extent, that such increased costs shall exceed the increased costs which such Lender would have incurred if the lending office of such Lender had not been so changed, but, subject to subsection (a) above and to Section 2.18, nothing herein shall require any Lender to change its lending office for any reason.

                 SECTION 2.17 Increased Capital. If either (a) the introduction of or any change in or in the interpretation of any law or regulation or (b) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, within ten days after demand, and delivery to the Company of the certificate referred to in the last sentence of this Section 2.17 by such Lender (with a copy of such demand to the Administrative Agent), the applicable Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder (except any such increase in capital incurred more than, or compensation attributable to the period before, 90 days prior to the date of such demand; for the purposes hereof any increase in capital allocable to, or compensation attributable to, a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Company of any event referred to in clause (a) or (b) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.17 (except as otherwise expressly provided above in this Section 2.17). A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Company by such Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

                 SECTION 2.18 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its lending office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain such Advances hereunder, such Lender may, by notice to the Company and the Administrative Agent, suspend the right of the Borrowers to elect Eurodollar Rate Advances from such Lender and, if necessary in the reasonable opinion of such Lender to comply with such law or regulation, Convert all such Eurodollar Rate Advances of such Lender to Base Rate Advances at the latest time permitted by the applicable law or regulation, and such suspension and, if applicable, such Conversion shall continue until such Lender notifies the Company and the Administrative Agent that the circumstances making it unlawful for such Lender to perform such obligations no longer exist (which such Lender shall promptly do when such circumstances no longer exist). So long as the obligation of any Lender to make Eurodollar Rate Advances has been suspended under this Section 2.18, all Notices of Borrowing specifying Advances of such Type shall be deemed, as to such Lender, to be requests for Base Rate Advances. Each Lender agrees to use its best efforts (including, without limitation, a reasonable effort to change its lending office or to transfer its affected Advances to an affiliate) to avoid any such illegality.

                 SECTION 2.19 Payments and Computations. (a) The Borrowers shall make each payment hereunder (including, without limitation, under Section 2.8, 2.10 or 2.11) and under the Notes, whether the amount so paid is owing to any or all of the Lenders or to the Administrative Agent, not later than 12:00 noon (New York City time) without setoff, counterclaim, or any other deduction whatsoever, on the day when due in Dollars to the Administrative Agent at its address at 270 Park Avenue, New York, New York 10017, Reference: El Paso Natural Gas Company, or at such other location designated by notice to the Company from the Administrative Agent and agreed to by the Company, in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.12, 2.16, 2.17, 2.18 or 2.20) according to the respective amounts of such principal, interest or facility fees then due and owing to the Lenders, and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 9.7(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                 (b) All computations of interest based on the Base Rate and of facility fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Effective Federal Funds Rate shall be made by the Administrative Agent, and all computations of interest pursuant to
Section 2.12 shall be made by each Lender with respect to its own Advances, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.12, 2.16, 2.17, 2.18 or 2.20, by each Lender with respect to its own Advances) of an interest rate or an increased cost or increased capital or of illegality hereunder shall be conclusive and binding for all purposes if made reasonably and in good faith.

                 (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                 (d) Unless the Administrative Agent shall have received notice from the Company or any other applicable Borrower prior to the date on which any payment is due to the Lenders hereunder that the applicable Borrower will not make such payment in full, the Administrative Agent may assume that the applicable Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at a rate equal to the Effective Federal Funds Rate for such day.

                 SECTION 2.20 Taxes. (a) Any and all payments by the Borrowers hereunder or under the Notes to each Indemnified Party shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, imposed by the jurisdiction under the laws of which such Indemnified Party is organized, domiciled, resident or doing business, or any political subdivision thereof or by any jurisdiction in which such Indemnified Party holds any interest in connection with this Agreement or any Note (including, without limitation, in the case of each Lender, the jurisdiction of such Lender's lending office) or any political subdivision thereof, other than by any jurisdiction with which the Indemnified Party's connection arises solely from having executed, delivered or performed obligations or received a payment under, or enforced, this Agreement or any Note (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Indemnified Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make or cause to be made such deductions and (iii) such Borrower shall pay or cause to be paid the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, provided that the Borrowers shall not be required to pay any additional amount (and shall be relieved of any liability with respect thereto) pursuant to this subsection (a) to any Indemnified Party that either (A) on the date such Lender became an Indemnified Party hereunder,
(y) was not entitled to submit a U.S. Internal Revenue Service form 1001 (relating to such Indemnified Party, and entitling it to a complete exemption from United States withholding taxes on all amounts to be received by such Indemnified Party pursuant to this Agreement) and a U.S. Internal Revenue Service form 4224 (relating to all amounts to be received by such Indemnified Party pursuant to this Agreement) and (z) was not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) or
(B) has failed to submit any form or certificate that it was required to file or provide pursuant to subsection (d) of this Section 2.20 and is entitled to file or give, as applicable, under applicable law, provided, further, that should an Indemnified Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Indemnified Party shall reasonably request to assist such Indemnified Party to recover such Taxes, and provided further that each Indemnified Party, with respect to itself, agrees to indemnify and hold harmless the Borrowers from any taxes, penalties, interest and other expenses, costs and losses incurred or payable by the Borrowers as a result of the failure of any of the Borrowers to comply with its obligations under clause
(ii) or (iii) above in reliance on any form or certificate provided to it by such Indemnified Party pursuant to this Section 2.20. If any Indemnified Party receives a net credit or refund in respect of such Taxes or amounts so paid by the Borrowers, it shall promptly notify the Company of such net credit or refund and shall promptly pay such net credit or refund to the applicable Borrower, provided that the applicable Borrower agrees to return such net credit or refund if the Indemnified Party to which such net credit or refund is applicable is required to repay it.

                 (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by such Borrower hereunder or under the Notes or from the execution, delivery or performance of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                 (c) Each Borrower will indemnify each Indemnified Party and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.20) paid by such Indemnified Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence (which shall in any event include the failure of such Indemnified Party to provide to the Borrowers any form or certificate that it was required to provide pursuant to subsection (d) below) or willful misconduct of such Indemnified Party, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor.

                 (d) On or prior to the date on which each Indemnified Party organized under the laws of a jurisdiction outside the United States becomes an Indemnified Party hereunder, such Indemnified Party shall provide the Company with U.S. Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the U.S. Internal Revenue Service, certifying that such Indemnified Party is fully exempt from United States withholding taxes with respect to all payments to be made to such Indemnified Party hereunder, or other documents satisfactory to the Company indicating that all payments to be made to such Indemnified Party hereunder are fully exempt from such taxes. Thereafter and from time to time (but only so long as such Indemnified Party remains lawfully able to do so), each such Indemnified Party shall submit to the Company such additional duly completed and signed copies of one or the other of such Forms (or such successor Forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) notified by any Borrower to such Indemnified Party and (ii) required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Indemnified Party pursuant to this Agreement or the Notes. Upon the request of any Borrower from time to time, each Indemnified Party that is a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) shall submit to the Company a certificate to the effect that it is such a United States person. If any Indemnified Party determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company any form or certificate that such Indemnified Party is obligated to submit pursuant to this subsection (d), or that such Indemnified Party is required to withdraw or cancel any such form or certificate previously submitted, such Indemnified Party shall promptly notify the Company of such fact.

                 (e) Any Indemnified Party claiming any additional amounts payable pursuant to this Section 2.20 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Indemnified Party, be otherwise disadvantageous to such Indemnified Party.

                 (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers and each Indemnified Party contained in this Section 2.20 shall survive the payment in full of principal and interest hereunder and under the Notes.

                 (g) Any other provision of this Agreement to the contrary notwithstanding, any amounts which are payable by any Borrower under this
Section 2.20 shall not be payable under Section 2.16.

                 SECTION 2.21 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.12, 2.16, 2.17, 2.18 or 2.20) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                 SECTION 2.22 Use of Proceeds. Proceeds of the Advances may be used for general corporate purposes of the Company and its Subsidiaries, including, without limitation, for acquisitions and for payment of commercial paper issued by the Company and to refinance the loans under EPNGC's Revolving Credit and Competitive Advance Facility Agreement, dated as of August 10, 1994.

                 SECTION 2.23 Extension of Stated Termination Date. (a) Not less than 60 days and not more than 90 days prior to the Stated Termination Date then in effect, provided that no Event of Default shall have occurred and be continuing, EPNGC may request an extension of such Stated Termination Date by submitting to the Administrative Agent an Extension Request containing the information in respect of such extension specified in Exhibit N, which the Administrative Agent shall promptly furnish to each Lender. Each Lender shall, not less than 30 days and not more than 60 days prior to the Stated Termination Date then in effect, notify such Borrower and the Administrative Agent of its election to extend or not extend the Stated Termination Date as requested in such Extension Request. Notwithstanding any provision of this Agreement to the contrary, any notice by any Lender of its willingness to extend the Stated Termination Date shall be revocable by such Lender in its sole and absolute discretion at any time prior to the date which is 30 days prior to the Stated Termination Date then in effect. If the Required Banks shall approve in writing the extension of the Stated Termination Date requested in such Extension Request, the Stated Termination Date shall automatically and without any further action by any Person be extended for the period specified in such Extension Request; provided that (i) each extension pursuant to this Section
2.23 shall be for a maximum of 364 days and (ii) the Commitment of any Lender which does not consent in writing to such extension not less than 30 days and not more than 60 days prior to the Stated Termination Date then in effect (an "Objecting Lender") shall, unless earlier terminated in accordance with this Agreement, expire on the Stated Termination Date in effect on the date of such Extension Request (such Stated Termination Date, if any, referred to as the "Commitment Expiration Date" with respect to such Objecting Lender). If, not less than 30 days and not more than 60 days prior to the Stated Termination Date then in effect, the Required Banks shall not approve in writing the extension of the Stated Termination Date requested in an Extension Request, the Stated Termination Date shall not be extended pursuant to such Extension Request. The Administrative Agent shall promptly notify (y) the Lenders and the Company of any extension of the Stated Termination Date pursuant to this Section 2.23 and (z) the Company and any other Lender of any Lender which becomes an Objecting Lender.

                 (b) Revolving Credit Advances owing to any Objecting Lender on the Commitment Expiration Date with respect to such Lender shall be repaid in full on or before the date which is two years after such Commitment Expiration Date.

                 (c) The Borrowers shall have the right, so long as no Event of Default has occurred and is then continuing, upon giving notice to the Administrative Agent and the Objecting Bank in accordance with Section 2.15, to prepay in full the Revolving Credit Advances of the Objecting Lenders, together with accrued interest thereon, any amounts payable pursuant to Sections 2.11, 2.12, 2.16, 2.17, 2.18, 2.20 and 9.4(b) and any accrued and unpaid facility fee or other amounts payable to it hereunder and/or, upon giving not less than three Business Days' notice to the Objecting Lenders and the Administrative Agent, to cancel the whole or part of the Commitments of the Objecting Lenders.


                                  ARTICLE III

                    CONDITIONS OF EFFECTIVENESS AND LENDING

                 SECTION 3.1 Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective when (i) it shall have been executed by EPNGC, the Administrative Agent and the CAF Advance Agent, (ii) the Administrative Agent and EPNGC either shall have been notified by each Lender that such Lender has executed it or shall have received a counterpart of this Agreement executed by such Lender, and (iii) the Administrative Agent shall, on or before June 30, 1996, have received the following, each (except in the case of the letter referred to in Section 3.1(f)) dated the Closing Date, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender:

                  (a) The Notes made by EPNGC, to the order of the Lenders, respectively.

                 (b) Certified copies of the resolutions of the Board of Directors of EPNGC approving the borrowings contemplated hereby and authorizing the execution of this Agreement and the Notes, and of all documents evidencing other necessary corporate action of EPNGC and governmental approvals to EPNGC, if any, with respect to this Agreement and the Notes.

                 (c) A certificate of the Secretary or an Assistant Secretary of EPNGC certifying the names and true signatures of the officers of EPNGC authorized to sign this Agreement and the other documents to be delivered by it hereunder.

                 (d) A favorable opinion of the General Counsel of EPNGC, or the Associate General Counsel of EPNGC, in substantially the form of Exhibit H hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                 (e) A favorable opinion of Jones, Day, Reavis & Pogue, New York counsel to EPNGC, in substantially the form of Exhibit I hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                 (f) A letter from the Process Agent, in substantially the form of Exhibit J hereto, agreeing to act as Process Agent for EPNGC and to forward forthwith all process received by it to EPNGC.

                 (g) Evidence satisfactory to the Administrative Agent that all advances, accrued interest and other fees and any other amounts owing to the lenders and the agents under the Revolving Credit and Competitive Advance Facility Agreement, dated as of August 10, 1994, among EPNGC, the several financial institutions from time to time parties thereto, and Chemical, as Administrative Agent and CAF Advance Agent, shall have been paid in full, and the commitments to make advances thereunder shall have been cancelled.

Anything in this Agreement to the contrary notwithstanding, if all of the conditions to effectiveness of this Agreement specified in this Section 3.1 shall not have been fulfilled on or before June 30, 1996, this Agreement, and all of the obligations of EPNGC, the Lenders, the Administrative Agent and the CAF Advance Agent hereunder, shall be terminated on and as of 5:00 P.M. (New York City time) on June 30, 1996; provided, however, that as soon as the Administrative Agent determines that all of the conditions to effectiveness of this Agreement specified in this Section 3.1 shall have been fulfilled on or before June 30, 1996, the Administrative Agent shall furnish written notice to EPNGC and the Lenders to the effect that it has so determined, and such notice by the Administrative Agent shall constitute conclusive evidence that this Agreement shall have become effective for all purposes.

                 SECTION 3.2 Conditions Precedent to Initial Advances to Any Borrowing Subsidiary or Holding. The agreement of each Lender to make the initial Advances to be made by it to any Borrowing Subsidiary or Holding is subject to the Administrative

Agent receiving the following, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender (provided that no Subsidiary of Holding which is not a Subsidiary of EPNGC may become a Borrower hereunder unless Holding is a Borrower hereunder):

                 (a) A Joinder Agreement executed and delivered by such Borrowing Subsidiary or Holding, as the case may be, conforming to the requirements hereof.

                 (b) The Notes, dated the date such Borrowing Subsidiary or Holding, as the case may be, executes and delivers its Joinder Agreement, made by such Borrowing Subsidiary or Holding, as the case may be, to the order of the Lenders, respectively.

                 (c) A certificate of the Secretary or an Assistant Secretary of such Borrowing Subsidiary or Holding, as the case may be, certifying the names and true signature of the officers of such Borrowing Subsidiary or Holding, as the case may be, authorized to sign the Joinder Agreement and the other documents to be delivered by it hereunder.

                 (d) A favorable opinion of the General Counsel or Associate General Counsel of the Company, given upon the express instructions of the Company, in substantially the form of Exhibit L hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request, with such assumptions, qualifications and exceptions as the Administrative Agent may approve.

                 (e) A favorable opinion of Jones, Day, Reavis & Pogue or other New York counsel to the Company reasonably satisfactory to the Administrative Agent, in substantially the form of Exhibit M hereto, and as to such other matters as any Lender through the Administrative Agent may reasonably request, with such assumptions, qualifications and exceptions as the Administrative Agent may approve.

                 (f) A letter from the Process Agent, in substantially the form of Exhibit J hereto, agreeing to act as Process Agent for such Borrowing Subsidiary or Holding, as the case may be, and to forward forthwith all process received by it to such Borrowing Subsidiary or Holding, as the case may be.

                 SECTION 3.3 Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance (including the initial Advance) on the occasion of any Borrowing shall be subject to the conditions precedent that on the date of such Borrowing this Agreement shall have become effective pursuant to Section 3.1 and, before and immediately after giving effect to such Borrowing and to the application of the proceeds therefrom, the following statements shall be true and correct, and the giving by the applicable Borrower or the Company on such

Borrower's behalf of the applicable Notice of Borrowing and the acceptance by the applicable Borrower of the proceeds of such Borrowing shall constitute its representation and warranty that on and as of the date of such Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom, the following statements are true and correct:

                 (i)     Each representation and warranty contained in Section
        4.1 is correct in all material respects as though made on and as of such date; and

                 (ii) No event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 4.1 Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

                 (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Principal Subsidiary and each Restricted Affiliate is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation. The Company, each Principal Subsidiary and each Restricted Affiliate possess all corporate powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                 (b) The execution, delivery and performance by (i) each Borrower of this Agreement, each Joinder Agreement, if any, to which it is a party and its Notes (as applicable) and (ii) each Restricted Affiliate of its Restricted Affiliate Guaranty are within such Borrower's or Restricted Affiliate's, as the case may be, corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (A) such Borrower's or Restricted Affiliate's, as the case may be, charter or by-laws or (B) law or any contractual restriction binding on or affecting such Borrower or Restricted Affiliate, as the case may be.

                 (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by (i) such Borrower of this Agreement, each Joinder Agreement, if any, to which it is a party or its Notes (as applicable) or (ii) any Restricted Affiliate of its Restricted Affiliate Guaranty, except filings necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with ongoing obligations of such Borrower under
        Section 5.1(a) and (b).

                 (d) This Agreement constitutes, its Notes and each Joinder Agreement, if any, to which it is a party (as applicable) when delivered hereunder shall constitute and its Restricted Affiliate Guaranty when delivered hereunder shall constitute, the legal, valid and binding obligations of each Borrower or Restricted Affiliate, as the case may be, enforceable against such Borrower or Restricted Affiliate, as the case may be, in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                 (e) The consolidated balance sheet of EPNGC and its consolidated Subsidiaries as at December 31, 1995, and the related consolidated statements of income and cash flows of EPNGC and its consolidated Subsidiaries for the fiscal year then ended, reported on by Coopers & Lybrand LLP, independent public accountants, copies of which have been furnished to the Administrative Agent and the Lenders prior to the date hereof, fairly present the consolidated financial condition of EPNGC and its consolidated Subsidiaries as at such date and the consolidated results of the operations of EPNGC and its consolidated Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1995, there has been no material adverse change in such condition or operations. The unaudited consolidated balance sheet of EPNGC and its consolidated Subsidiaries as of March 31, 1996, and the related consolidated statements of income and cash flows of EPNGC and its consolidated Subsidiaries for the three months then ended, certified by the chief financial officer of EPNGC, copies of which have been furnished to the Administrative Agent and the Lenders prior to the date hereof, fairly present the consolidated results of operations of EPNGC and its consolidated Subsidiaries for the three months then ended, all in accordance with generally accepted accounting principles consistently applied (except as approved by the chief financial officer of EPNGC and as disclosed therein) and subject to normal year-end audit adjustments.

                 (f) There is no action, suit or proceeding pending, or to the knowledge of any Borrower threatened, against or involving the Company, any Principal Subsidiary or any Restricted Affiliate in any court, or before any arbitrator of any kind, or before or by any governmental body, which in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforcement of this Agreement or the Notes.

                 (g) The Company, each Principal Subsidiary and each Restricted Affiliate have duly filed all tax returns required to be filed, and have duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to pay which would have a Material Adverse Effect, unless and to the extent only that the same are being contested in good faith and by appropriate proceedings by the Company, the appropriate Subsidiary or the appropriate Restricted Affiliate.

                 (h) The Company, each Principal Subsidiary and each Restricted Affiliate have good title to their respective properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of the Company, such Subsidiary or such Restricted Affiliate as presently conducted or which are permitted by Section 5.2(a), and except that no representation or warranty is being made with respect to Margin Stock.

                 (i) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under Section 7.1(g).

                 (j) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of the Company.

                 (k) The statement of assets and liabilities of each Plan and the statements of changes in fund balance and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, copies of which report have been furnished to the Administrative Agent, fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                 (l) Neither the Company nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal

        Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of the Company.

                 (m) Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, insolvent or to be terminated within the meaning of Title IV of ERISA the effect of which reorganization, insolvency or termination would be the occurrence of an Event of Default under
        Section 7.1(i).

                 (n) The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to extend credit to others (other than to any Subsidiary of the Company) for the purpose of purchasing or carrying Margin Stock.

                 (o) No Borrower is an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (p) No Borrower is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

All representations and warranties made by the Borrowers herein or made in any certificate delivered pursuant hereto shall survive the making of the Advances and the execution and delivery to the Lenders of this Agreement and the Notes.


                                   ARTICLE V

                           COVENANTS OF THE BORROWERS

                 SECTION 5.1 Affirmative Covenants. So long as any of the Notes or other amount payable by any Borrower hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                 (a) Preservation of Corporate Existence, Etc. Preserve and maintain, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to preserve and maintain, its corporate existence, rights (charter and statutory) and material franchises, except as otherwise permitted by Section 5.2(d) or 5.2(e).

                 (b) Compliance with Laws, Etc. Comply, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all environmental laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

                 (c) Visitation Rights. At any reasonable time and from time to time, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company, any of its Subsidiaries and any Restricted Affiliate, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries and any Restricted Affiliate with any of their officers and with their independent certified public accountants.

                 (d) Books and Records. Keep, and, in the case of the Company, cause each of its Subsidiaries and each Restricted Affiliate to keep, proper books of record and account, in which full and correct entries shall be made of all its respective financial transactions and the assets and business of the Company, each of its Subsidiaries and each Restricted Affiliate, as applicable, in accordance with generally accepted accounting principles either (i) consistently applied or (ii) applied in a changed manner provided such change shall have been disclosed to the Administrative Agent and shall have been consented to by the accountants which (as required by Section 5.3(b)) report on the financial statements of the Company and its consolidated Subsidiaries for the fiscal year in which such change shall have occurred.

                 (e) Maintenance of Properties, Etc. Maintain and preserve, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to maintain and preserve, all of its properties which are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                 (f) Maintenance of Insurance. Maintain, and, in the case of the Company, cause each Principal Subsidiary and each Restricted Affiliate to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company, such Subsidiary or such Restricted Affiliate operates.

                 (g) Holding Guaranty. Once Holding is formed, cause (i) Holding to execute and deliver a guaranty (in form and substance reasonably satisfactory to the Administrative Agent) (the "Holding Guaranty") in favor of the Administrative Agent, for the ratable benefit of the Lenders, guaranteeing the prompt and complete payment by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such Borrower and (ii) the delivery to the Administrative Agent of legal opinions from the General Counsel or the Associate General Counsel of Holding and from New York counsel to Holding reasonably acceptable to the Administrative Agent, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

                 SECTION 5.2 Negative Covenants. So long as any of the Notes or other amount payable by the Borrowers hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will not, unless the Majority Lenders shall otherwise consent in writing:

                 (a) Liens, Etc. (i) Create, assume or suffer to exist, or, in the case of the Company, permit any Principal Subsidiary to create, assume or suffer to exist, any Liens upon or with respect to any of the capital stock of any Principal Subsidiary, whether now owned or hereafter acquired, or (ii) create or assume, or, in the case of the Company, permit any Principal Subsidiary or any Restricted Affiliate to create or assume, any Liens upon or with respect to any other assets material to the consolidated operations of the Company and its consolidated Subsidiaries taken as a whole securing the payment of Indebtedness and Guaranties in an aggregate amount (determined without duplication of amount (so that the amount of a Guarantee will be excluded to the extent the Indebtedness Guaranteed thereby is included in computing such aggregate amount)) exceeding $100,000,000; provided, however, that this subsection (a) shall not apply to:

                         (A) Liens on the stock or assets of any Project Financing Subsidiary or any Restricted Affiliate (or any partnership interest in or assets of any partnership of which the Project Financing Subsidiary is a partner) securing the payment of a Project Financing and related obligations;

                         (B) Liens on assets acquired by the Company, any of its Subsidiaries or any Restricted Affiliate after February 11, 1992 to the extent that such Liens existed at the time of such acquisition and were not placed thereon by or with the consent of the Company in contemplation of such acquisition;

                         (C) Liens created by any Alternate Program or any document executed by any Borrower or any Restricted Affiliate in connection therewith;

                         (D)      Liens on Margin Stock; and

                         (E) Liens for taxes, assessments or governmental charges or levies not yet overdue.

                 (b)     Consolidated Debt and Guarantees to Capitalization.
        (i) Permit the ratio of (A) the sum of (1) the aggregate amount of consolidated Debt of EPNGC and its consolidated Subsidiaries and all Restricted Affiliates and their consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) plus (2) the aggregate amount of consolidated Guaranties of EPNGC and its consolidated Subsidiaries and all Restricted Affiliates and their consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) to (B) Capitalization of EPNGC and all Restricted Affiliates (without duplication and determined as to all of the foregoing entities on a consolidated basis) to exceed .7 to 1; and (ii) from and after the date that Holding becomes a Borrower hereunder, permit the ratio of (A) the sum of (1) the aggregate amount of consolidated Debt of Holding and its consolidated Subsidiaries plus (2) the aggregate amount of consolidated Guaranties of Holding and its consolidated Subsidiaries to (B) Capitalization of Holding to exceed .7 to 1.

                 (c) Debt, Etc. In the case of the Company, permit any of its consolidated Subsidiaries to create or suffer to exist any Debt, any Guaranty or any reimbursement obligation with respect to any letter of credit (other than any Project Financing), if, immediately after giving effect to such Debt, Guaranty or reimbursement obligation and the receipt and application of any proceeds thereof or value received in connection therewith, the aggregate amount (determined without duplication of amount) of Debt, Guaranties and letter of credit reimbursement obligations of the Company's consolidated Subsidiaries (other than any Project Financing) determined on a consolidated basis would exceed $75,000,000; provided, however, that the following Debt, Guaranties or reimbursement obligations shall be excluded from the application of, and calculation set forth in, this paragraph (c): (A) Debt, Guaranties or reimbursement obligations incurred by (x) Mojave or
        (y) so long as it is a Borrower, EPNGC, (B) Debt, Guaranties or reimbursement obligations arising under this Agreement, (C) Debt, Guaranties or reimbursement obligations incurred by El Paso Field Services

        Company up to an amount not to exceed at any time outstanding the tangible net worth of El Paso Field Services Company, provided that such Debt may be guaranteed by the Company, (D) Excluded Acquisition Debt and (E) successive extensions, refinancings or replacements of Debt, Guaranties or reimbursement obligations referred to in clauses
        (A) and (D) above and in an amount not in excess of the amounts so extended, refinanced or replaced.

                 (d) Sale, Etc. of Assets. Sell, lease or otherwise transfer, or, in the case of the Company, permit any Principal Subsidiary to sell, lease or otherwise transfer, (in either case, whether in one transaction or in a series of transactions) assets constituting a material portion of the consolidated assets of the Company and its Principal Subsidiaries taken as a whole, provided that provisions of this subsection (d) shall not apply to:

                                  (i)       any sale of the San Juan Basin
                 Gathering System and related facilities in accordance with the procedures set forth in the Master Separation Agreement dated as of January 15, 1992 between EPNGC, Meridian Oil Holding Inc., a Delaware corporation, and Burlington;

                                 (ii) any sale of receivables and related rights pursuant to any Alternate Program;

                                (iii)       any Project Financing Subsidiary
                 and the assets thereof;

                                 (iv) sales, leases or other transfers of assets or capital stock of any Subsidiary of the Company other than any Principal Subsidiary;

                                  (v)       any sale of Margin Stock;

                                 (vi) any sale of up to 20% of the equity of El Paso Field Services Company in an initial public offering of such corporation's equity securities;

                                (vii) any sale, lease or other transfer to the Company or any Principal Subsidiary, or to any corporation which after giving effect to such transfer will become and be either (A) a Principal Subsidiary in which the Company's direct or indirect equity interest will be at least as great as its direct or indirect equity interest in the transferor immediately prior thereto or (B) a directly or indirectly wholly-owned Principal Subsidiary;

                               (viii) any transfer permitted by Section 5.2(e); and

                                  (ix)      any transfer to Holding or any of
                 its Subsidiaries of any stock or assets other than FERC regulated assets (or stock or any other equity interest in an entity owning FERC regulated assets) used in the mainline gas transmission business; provided that (A) no Default or Event of Default shall have occurred and be continuing before and after giving effect to such transfer and (B) no Borrower may be so transferred unless Holding is also a Borrower.

                 (e) Mergers, Etc. Merge or consolidate with any person, or permit any of its Principal Subsidiaries to merge or consolidate with any Person, except that (i) any Principal Subsidiary may merge or consolidate with (or liquidate into) any other Subsidiary (other than a Project Financing Subsidiary, unless the successor corporation is not treated as a Project Financing Subsidiary under this Agreement) or may merge or consolidate with (or liquidate into) the Company, provided that (A) if such Principal Subsidiary merges or consolidates with (or liquidates into) the Company, the Company shall be the continuing or surviving corporation and (B) if any such Principal Subsidiary merges or consolidates with (or liquidates into) any other Subsidiary of the Company, one of such Subsidiaries is the surviving corporation and, if either such Subsidiary is not wholly-owned by the Company, such merger or consolidation is on an arm's length basis, and (ii) the Company or any Principal Subsidiary may merge or consolidate with any other corporation (that is, in addition to the Company or any Principal Subsidiary of the Company), provided that (A) if the Company merges or consolidates with any such other corporation, the Company is the surviving corporation, (B) if any Principal Subsidiary merges or consolidates with any such other corporation, the surviving corporation is a wholly-owned Principal Subsidiary of the Company, and (C) if either the Company or any Principal Subsidiary merges or consolidates with any such other corporation, after giving effect to such merger or consolidation no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing.

                 SECTION 5.3 Reporting Requirements. So long as any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will furnish to each Lender in such reasonable quantities as shall from time to time be requested by such Lender:

                 (a) as soon as publicly available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each of EPNGC and, following its formation, Holding, a consolidated balance sheet of each of EPNGC and, following its formation, Holding and its respective consolidated subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of each of EPNGC and, following its formation, Holding and its respective consolidated subsidiaries each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments) as being fairly stated in all material respects by the chief financial officer, controller or treasurer of the Company and accompanied by a certificate of such officer stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Company is in compliance with the requirements set forth in subsections (b) and (c) of Section 5.2, and
        (iii) a listing of all Principal Subsidiaries and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                 (b) as soon as publicly available and in any event within 120 days after the end of each fiscal year of each of EPNGC and, following its formation, Holding, a copy of the annual report for such year for each of EPNGC and, following its formation, Holding and its respective consolidated Subsidiaries containing financial statements for such year reported by nationally recognized independent public accountants acceptable to the Lenders, accompanied by (i) a report signed by said accountants stating that such financial statements have been prepared in accordance with generally accepted accounting principles and (ii) a letter from such accountants stating that in making the investigations necessary for such report they obtained no knowledge, except as specifically stated therein, of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default;

                 (c) within 120 days after the close of each of the Company's fiscal years, a certificate of the chief financial officer, controller or treasurer of the Company stating (i) whether or not he has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Company is in compliance with the requirements set forth in subsections (b) and (c) of Section
        5.2 and (iii) a listing of all Principal Subsidiaries and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                 (d) promptly after the sending or filing thereof, copies of all publicly available reports which the Company, any Principal Subsidiary or any Restricted Affiliate sends to any of its security holders and copies of all publicly available reports and registration statements which the Company, any Principal Subsidiary or any Restricted Affiliate files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders;

                 (e) within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by the Company to or with the FERC with respect to each fiscal year of the Company;

                 (f) promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving the Company, any Principal Subsidiary or any Restricted Affiliate, except any litigation or proceeding which in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Company and its consolidated Subsidiaries taken as a whole;

                 (g) within three Business Days after an executive officer of the Company obtains knowledge of the occurrence of any Event of Default which is continuing or of any event not theretofore remedied which with notice or lapse of time, or both, would constitute an Event of Default, notice of such occurrence together with a detailed statement by a responsible officer of the Company of the steps being taken by the Company or the appropriate Subsidiary to cure the effect of such event;

                 (h) as soon as practicable and in any event (i) within 30 days after the Company or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 days after the Company or any ERISA Affiliate knows or has reason to know that any other Termination Event has occurred, a statement of the chief financial officer or treasurer of the Company describing such Termination Event and the action, if any, which the Company or such ERISA Affiliate proposes to take with respect thereto;

                 (i) promptly and in any event within two Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of each notice received by the Company or any ERISA

        Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                 (j) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan;

                 (k) promptly and in any event within five Business Days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (i) the imposition of Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization or insolvent within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (iv) the amount of liability incurred, or expected to be incurred, by the Company or any ERISA Affiliate in connection with any event described in clause (i), (ii) or (iii) above; and

                 (l) as soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of the Company or any Subsidiary of the Company as any Lender through the Administrative Agent may from time to time reasonably request.

                 Each balance sheet and other financial statement furnished pursuant to subsections (a) and (b) of this Section 5.3 shall contain comparative financial information which conforms to the presentation required in Form 10-Q and 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended.

                 SECTION 5.4 Restrictions on Material Subsidiaries. Upon Holding becoming a Borrower hereunder, Holding will not, and will not permit any Material Subsidiary, to enter into any agreement or understanding pursuant to which (a) any claim Holding may have against any Material Subsidiary would be subordinate in any manner to the payment of any other obligation of such Material Subsidiary or (b) by its terms limits or restricts the ability of such Material Subsidiary to make funds available to Holding (whether by dividend or other distribution, by replacement of any inter-company advance or otherwise) if, in any such case referred to in this clause (b), there is, at the time any such agreement is entered into, a reasonable likelihood that all such agreements and understandings, considered together, would materially and adversely affect the ability of Holding to meet its obligations as they become due.

                                   ARTICLE VI

                                   GUARANTEES

                 SECTION 6.1  Guarantees.  (a)  Subject to the provisions of
Section 6.1(b), each Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by each other Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such other Borrower.

                 (b) Anything in this Article VI to the contrary notwithstanding, the maximum liability of each Borrower (other than a Borrower which is guaranteeing the Obligations of its Subsidiaries) under this Article VI shall in no event exceed the amount which can be guaranteed by such Borrowing Subsidiary under applicable federal and state laws relating to the insolvency of debtors.

                 (c) Each Borrower agrees that the Obligations owing by any other Borrower may at any time and from time to time exceed the amount of the liability of such other Borrower under this Article VI without impairing the guarantee of such Borrower under this Article VI or affecting the rights and remedies of the Administrative Agent or any Lender under this Article VI.

                 (d) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrowers under this
Article VI which shall, notwithstanding any such payment or payments, continue until the Obligations are paid in full and the Commitments are terminated.

                 (e) Each Borrower agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this Article VI, it will notify the Administrative Agent in writing that such payment is made under this Article VI for such purpose.

                 SECTION 6.2 No Subrogation. Notwithstanding any payment or payments made by any Borrower under this Article VI or any set-off or application of funds of such Borrower by the Administrative Agent or any Lender, such Borrower shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any other Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall such Borrower seek or be entitled to seek any contribution or reimbursement from any other Borrower in respect of payments made by such Borrower hereunder, until all amounts owing to the Administrative Agent and the Lenders by the other Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Borrower on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Borrower in trust for the Administrative Agent and the Lenders, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to the Administrative Agent in the exact form received by such Borrower (duly indorsed by such Borrower to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                 SECTION 6.3 Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Borrower shall remain obligated under this Article VI notwithstanding that, without any reservation of rights against such Borrower, and without notice to or further assent by such Borrower, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and this Agreement, any Notes and any other documents executed and delivered in connection herewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Borrower, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the applicable Borrowing Subsidiaries or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the other Borrowers or any such other guarantor or any release of the other Borrowers or such other guarantor shall not relieve such Borrower of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against such Borrower for the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                 SECTION 6.4 Guarantee Absolute and Unconditional. Each Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between any Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the other Borrowers with respect to the Obligations. The guarantee contained in this Article VI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any Note, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Borrowers under this Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Borrower, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from other Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any other Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Borrower of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Borrower. The guarantees contained in this Article VI shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Borrower and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Borrowers under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

                 SECTION 6.5 Reinstatement. The provisions of this Article VI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.


                                  ARTICLE VII

                               EVENTS OF DEFAULT

                 SECTION 7.1 Event of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                 (a) Any Borrower shall fail to pay any installment of principal of any of its Notes when due, or any interest on any of its Notes or any other amount payable by it hereunder within five Business Days after the same shall be due; or

                 (b) Any representation or warranty made or deemed made by any Borrower herein or by any Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                 (c) Any Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Borrower by the Administrative Agent or by any Lender with a copy to the Administrative Agent; or

                 (d) The Company, any Principal Subsidiary or any Restricted Affiliate shall fail to pay any Debt or Guaranty (excluding Debt incurred pursuant hereto) of the Company, such Subsidiary or such Restricted Affiliate (as the case may be) in an aggregate principal amount of $25,000,000 or more, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt or (ii) the occurrence of any other event the effect of which would otherwise accelerate or to permit the acceleration of the maturity of such Debt; provided that, notwithstanding any provision contained in this subsection (d) to the contrary, to the extent that pursuant to the terms of any agreement or instrument relating to any Debt or Guaranty referred to in this subsection (d) (or in the case of any such Guaranty, relating to any obligations Guaranteed thereby), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds of such sale, pledge or disposal, would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt or obligations extended pursuant thereto, or payment pursuant to any Guaranty, and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration or nonpayment under such Guaranty, or the provisions thereof relating thereto, this Agreement or any Advance hereunder would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration, or nonpayment under any Guaranty, shall not constitute a default or Event of Default under this subsection (d); or

                 (e)(i) The Company, any Principal Subsidiary or any Restricted Affiliate shall (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by the Company, any such Subsidiary or any such Restricted Affiliate seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against the Company, any such Subsidiary or any such Restricted Affiliate and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) the Company, any such Subsidiary or any such Restricted Affiliate shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                 (f) Any judgment or order of any court for the payment of money in excess of $25,000,000 shall be rendered against the Company, any Principal Subsidiary or any Restricted Affiliate and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or of enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                 (g) (i) Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Company by the Administrative Agent, such Termination Event shall still exist; or (ii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of the Company or any ERISA Affiliate that would exceed 10% of the Net Worth of the Company.

                 (h) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of EPNGC or Holding in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) other than Burlington,

        EPNGC or Holding, a Subsidiary of EPNGC or Holding or any employee benefit plan maintained for employees of EPNGC or Holding and/or any of their respective Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of EPNGC or Holding entitled to vote in elections for directors of EPNGC or Holding and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of EPNGC or Holding following the completion of such tender offer more than half of the directors of EPNGC or Holding consists of individuals who (1) were not directors before the completion of such tender offer and (2) were not appointed, elected or nominated by the Board of Directors in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                 (i) Any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of the Company or any Principal Subsidiary or Restricted Affiliate as the result of any change of control of the Company; or

                 (j)     Any of (i) the guarantees contained in Article VI,
        (ii) the Restricted Affiliate Guarantees or (iii) the Holding Guaranty shall cease, for any reason, to be in full force and effect or any Borrower, any Restricted Affiliate or Holding shall so assert;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, (i) declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that if an Event of Default under subsection (e) of this Section 7.1 (except under clause (i)(A) thereof) shall occur, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all interest thereon and all other amounts payable under this Agreement shall automatically become and be forthwith due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

                                  ARTICLE VIII

               THE ADMINISTRATIVE AGENT AND THE CAF ADVANCE AGENT

                 SECTION 8.1 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent and the CAF Advance Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the CAF Advance Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of this Agreement or collection of the Notes), the Administrative Agent and the CAF Advance Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent and the CAF Advance Agent shall not be required to take any action which exposes the Administrative Agent or the CAF Advance Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent and the CAF Advance Agent agree to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

                 SECTION 8.2 Administrative Agent's and CAF Advance Agent's Reliance, Etc. None of the Administrative Agent, the CAF Advance Agent or any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent and the CAF Advance Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 9.7; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;
(iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrowers or to inspect the property (including the books and records) of the Borrowers; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                 SECTION 8.3 Chemical and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, Chemical shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or the CAF Advance Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Chemical in its individual capacity. Chemical and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any of its Subsidiaries, all as if Chemical were not the Administrative Agent or the CAF Advance Agent and without any duty to account therefor to the other Lenders.

                 SECTION 8.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the CAF Advance Agent or any other Lender and based on the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the CAF Advance Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                 SECTION 8.5 Indemnification. The Lenders agree to indemnify the Administrative Agent and the CAF Advance Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons which are not Lenders, ratably according to the respective amounts of their aggregate Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the CAF Advance Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent or the CAF Advance Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the

CAF Advance Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and the CAF Advance Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent or the CAF Advance Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent or the CAF Advance Agent is not reimbursed for such expenses by the Borrowers.

                 SECTION 8.6 Successor Administrative Agent and CAF Advance Agent. The Administrative Agent and the CAF Advance Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent or the CAF Advance Agent. If no successor Administrative Agent or CAF Advance Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or the CAF Advance Agent giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent or CAF Advance Agent, then such retiring Administrative Agent or CAF Advance Agent may, on behalf of the Lenders, appoint a successor Administrative Agent or CAF Advance Agent, which shall be a Lender and a commercial bank organized, or authorized to conduct a banking business, under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent or CAF Advance Agent hereunder by a successor Administrative Agent or CAF Advance Agent, such successor Administrative Agent or CAF Advance Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or CAF Advance Agent, and the retiring Administrative Agent or CAF Advance Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's or CAF Advance Agent's resignation or removal hereunder as Administrative Agent or CAF Advance Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or CAF Advance Agent under this Agreement.

                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.1 Amendments, Etc. An amendment or waiver of any provision of this Agreement or the Notes, or a consent to any departure by any Borrower therefrom, shall be effective against the Lenders and all holders of the Notes if, but only if, it shall be in writing and signed by the Majority Lenders, and then such a waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by all the Lenders, be effective to: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any facility fees hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any facility fees hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement, (f) amend this Section 9.1 or (g) amend, waive or consent to any departure of any provision in Article VI; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent and the CAF Advance Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent or the CAF Advance Agent under this Agreement or any Note.

                 SECTION 9.2  Notices, Etc.  Except as otherwise provided in
Section 2.3(a), 2.5(d) or 2.15(b), all notices and other communications provided for hereunder shall be in writing (including telecopier and other readable communication) and mailed by certified mail, return receipt requested, telecopied or otherwise transmitted or delivered, if to any Borrower, c/o the Company at 1 Paul Kayser Center, 100 North Stanton Street, El Paso, Texas 79901, Attention: Executive Vice President and Chief Financial Officer,
Telecopier: (915) 541-5008; if to any Lender, at its address set forth under its name on Schedule I; if to the Administrative Agent, at 270 Park Avenue, New York, New York 10017, Attention: John Gehebe, Telecopier: (212) 270-4892; and if to the CAF Advance Agent, at 140 East 45th Street, New York, New York 10017, Attention: Terri Reilly, Telecopier: (212) 622-0003, Telephone: (212) 622-8779; or, as to each party and each Borrowing Subsidiary, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, if so mailed, telecopied or otherwise transmitted, be effective when received, if mailed, or when the appropriate answerback or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively. A notice received by the

Administrative Agent, the CAF Advance Agent or a Lender by telephone pursuant to Section 2.3(a), 2.5(d) or 2.15(b) shall be effective if the Administrative Agent or Lender believes in good faith that it was given by an authorized representative of the applicable Borrower and acts pursuant thereto, notwithstanding the absence of written confirmation or any contradictory provision thereof.

                 SECTION 9.3 No Waiver; Remedies. No failure on the part of any Lender, the Administrative Agent or the CAF Advance Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 SECTION 9.4 Costs and Expenses; Indemnity. (a) Each Borrower agrees to pay on demand (to the extent not reimbursed by any other Borrower) (i) all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, the Notes and the other documents to be delivered hereunder and the fulfillment or attempted fulfillment of conditions precedent hereunder,
(ii) all reasonable costs and expenses incurred by the Administrative Agent and its Affiliates in initially syndicating all or any portion of the Commitments hereunder, including, without limitation, the related reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent or its Affiliates, travel expenses, duplication and printing costs and courier and postage fees, and excluding any syndication fees paid to other parties joining the syndicate and (iii) all out-of-pocket costs and expenses, if any, incurred by the Administrative Agent, the CAF Advance Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings in bankruptcy or insolvency proceedings, or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel.

                 (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or CAF Advance is made by any Borrower to or for the account of a Lender on any day other than the last day of the Interest Period for such Advance, as a result of a prepayment pursuant to Section 2.15 or a Conversion pursuant to Section 2.13(f) or Section 2.14 or due to acceleration of the maturity of the Notes pursuant to Section 7.1 or due to any other reason attributable to such Borrower, such Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                 (c) Each Borrower agrees to indemnify and hold harmless the Administrative Agent, the CAF Advance Agent and each Lender (to the extent not reimbursed by any other Borrower) from and against any and all claims, damages, liabilities and expenses (including, without limitation, fees and disbursements of counsel) which may be incurred by or asserted against the Administrative Agent, the CAF Advance Agent or such Lender in connection with or arising out of any investigation, litigation, or proceeding (whether or not the Administrative Agent, the CAF Advance Agent or such Lender is party thereto) related to any acquisition or proposed acquisition by the Company, or by any Subsidiary of the Company, of all or any portion of the stock or substantially all the assets of any Person or any use or proposed use of the Advances by any Borrower (excluding any claims, damages, liabilities or expenses incurred by reason of the gross negligence or willful misconduct of the party to be indemnified or its employees or agents, or by reason of any use or disclosure of information relating to any such acquisition or use or proposed use of the proceeds by the party to be indemnified or its employees or agents).

                 SECTION 9.5 Right of Set-Off. Upon the declaration of the Notes as due and payable pursuant to the provisions of Section 7.1, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the applicable Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and the Notes of such Borrower held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                 SECTION 9.6 Binding Effect. This Agreement shall become effective in accordance with the provisions of Section 3.1, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the CAF Advance Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

                 SECTION 9.7 Assignments and Participations. (a) Each Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $15,000,000 (or, if less, the entire Commitment of the assigning Lender) and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Notes subject to such assignment and a processing and recordation fee of $2,500, and shall send to the Company an executed counterpart of such Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                 (b) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of each Borrower or the performance or observance by each Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, the CAF Advance Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent and the CAF Advance Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the CAF Advance Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                 (c) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent, the CAF Advance Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the acceptance of any Assignment and Acceptance for recordation in the Register,
Schedule I hereto shall be deemed to be amended to reflect the revised Commitments of the Lenders parties to such Assignment and Acceptance as well as administrative information with respect to any new Lender as such information is recorded in the Register.

                 (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and as assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company; within five Business Days after its receipt of such notice and its receipt of an executed counterpart of such Assignment and Acceptance, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated (A) in the case of Notes made by EPNGC, the Closing Date and (B) in the case of Notes made by any other Borrower, the date such other Borrower executes and delivers its Joinder Agreement, and shall otherwise be in substantially the form of Exhibits A and C.

                 (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, and the Advances owing to it and the Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the CAF Advance Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) such Lender shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers which (A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's Notes or any facility fees payable under this Agreement, or (B) increase the amount of such Lender's Commitment in a manner which would have the effect of increasing the amount of a participant's participation, or (C) reduce the interest rate payable under this Agreement and such Lender's Notes, or (D) consent to the assignment or the transfer by any Borrower of any of its rights and obligations under the Agreement, and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

                 (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing for the benefit of the Borrowers to preserve the confidentiality of any confidential information relating to the Borrowers received by it from such Lender in a manner consistent with Section 9.8.

                 (g) Anything in this Agreement to the contrary notwithstanding, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it) and the Notes issued to it hereunder in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any successor regulation) and the applicable operating circular of such Federal Reserve Bank.

                 SECTION 9.8 Confidentiality. Each Lender, the Administrative Agent and the CAF Advance Agent (each, a "Party") agrees that it will use its best efforts not to disclose, without the prior consent of the Company (other than to its, or its Affiliate's, employees, auditors, accountants, counsel or other representatives, whether existing at the date of this Agreement or any subsequent time), any information with respect to the Borrowers which is furnished pursuant to this Agreement, provided that any Party may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such party or to the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors,
(iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or regulatory proceeding, (iv) in order to comply with any law, order, regulation or ruling applicable to such party, or
(v) to any prospective assignee or participant in connection with any contemplated assignment of any rights or obligations hereunder, or any sale of any participation therein, by such Party pursuant to Section 9.7, if such prospective assignee or participant, as the case may be, executes an agreement with the Company containing provisions substantially similar to those contained in this Section 9.8; provided, however, that the Company acknowledges that the Administrative Agent has disclosed and may continue to disclose such information as the Administrative Agent in its sole discretion determines is appropriate to the Lenders from time to time.

                 SECTION 9.9 Consent to Jurisdiction. (a) Each Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by the Administrative Agent, the CAF Advance Agent, any Lender or the holder of any Note in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement or the Notes (such claims and causes of action, collectively, being "Permitted Claims"), and each Borrower hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Each Borrower hereby irrevocably appoints CT Corporation System (the

"Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent, any Lender or the holder of any Note in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Company's address specified pursuant to Section 9.2, and each Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                 (b) Nothing in this Section 9.9 (i) shall affect the right of any Lender, the holder of any Note or the Administrative Agent or the CAF Advance Agent to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Lender, the holder of any Note or the Administrative Agent or the CAF Advance Agent to bring any action or proceeding against any Borrower or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                 SECTION 9.10 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 9.11 Rate of Interest. It is the intention of the parties hereto that each Lender shall each conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it, then, in that event, notwithstanding anything to the contrary in this Agreement or in the Notes to the order of such Lender, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender hereunder, or under such Notes or otherwise, shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by such Lender on the principal amount of the sums owed to such Lender (or, if all amounts owing to such Lender shall have been paid in full, refunded by such Lender to the applicable Borrower); or (b) in the event that a prepayment of any Advances owed to any Lender is required, then such consideration that constitutes interest under law applicable to such Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for shall be cancelled automatically by such Lender as of the date of such prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of such prepayment obligation (or, if the principal amount of such prepayment obligation shall have been paid in full, refunded by such Lender to the applicable Borrower). To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Lender for the purpose of determining the maximum amount of interest allowed by applicable law, such Lender hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to such Lender's right subsequently to change such method in accordance with applicable law. In no event, however, shall Article 5069, Chapter 15, of the Texas Revised Civil Statutes apply to this Agreement or the Notes or the transactions contemplated hereby.

                 SECTION 9.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery to the Administrative Agent of a counterpart executed by a Lender shall constitute delivery of such counterpart to all of the Lenders. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          EL PASO NATURAL GAS COMPANY


                                          By  /s/ H. Brent Austin
                                             -----------------------------
                                          Title: Executive Vice President


                                          CHEMICAL BANK, as Administrative
                                                  Agent, CAF Advance Agent and
                                                  Lender


                                          By  /s/ Peter Ling
                                             -----------------------------
                                          Title: Vice President




                                         THE BANK OF NEW YORK


                                         By  /s/ Raymond J. Palmer
                                             -----------------------------
                                         Title: Vice President


                                         CITIBANK, N.A.


                                         By  /s/ Areezo Jafari
                                             -----------------------------
                                         Title: Assistant Vice President


                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By  /s/ Pascal Poupelle
                                             -----------------------------
                                         Title: Senior Vice President


                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH


                                         By  /s/ A. Yoshino
                                             -----------------------------
                                         Title: Executive Vice President

                                         KREDIETBANK N.V.,
                                         GRAND CAYMAN BRANCH


                                         By  /s/ Robert Snauffer
                                             -----------------------------
                                         Title: Vice President


                                         By  /s/ Raymond F. Murray
                                             -----------------------------
                                         Title: Vice President


                                         MELLON BANK, N.A.


                                         By  /s/ E. Marc Cuenod, Jr.
                                             -----------------------------
                                         Title: First Vice President


                                         MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                         By  /s/ John Kowalczuk
                                             -----------------------------
                                         Title: Vice President


                                         NATIONSBANK OF TEXAS, N.A.


                                         By  /s/ Dale T. Wilson
                                             -----------------------------
                                         Title: Vice President


                                         ROYAL BANK OF CANADA


                                         By  /s/ J.D. Frost
                                             -----------------------------
                                         Title: Senior Manager


                                         SOCIETE GENERALE


                                         By  /s/ Richard A. Gould
                                             -----------------------------
                                         Title: Vice President


                                         THE SUMITOMO BANK, LIMITED


                                         By  /s/ Harumitsu Seki
                                             -----------------------------
                                         Title: General Manager

                                         TORONTO DOMINION (TEXAS), INC.


                                         By  /s/ Linda A. Lavin
                                             -----------------------------
                                         Title: Director


                                         UNION BANK OF SWITZERLAND


                                         By  /s/ Evans Swann
                                             -----------------------------
                                         Title: Managing Director


                                         By  /s/  Kelly Boots
                                             -----------------------------
                                         Title: Assistant Treasurer

                                                                     SCHEDULE I


                          COMMITMENTS, ADDRESSES, ETC.





Name and Address of Lender                           Amount of Commitment
- --------------------------                           --------------------

CHEMICAL BANK                                                 $10,000,000
270 Park Avenue
New York, NY  10017
Attention:  John Gehebe
Telecopier: 212-270-4892

THE BANK OF NEW YORK                                           $8,600,000
One Wall Street, 19th Floor
New York, NY  10288
Attention:   Raymond Palmer
Telecopier:  212-835-7923

CITIBANK, N.A.                                                 $8,600,000
One Court Square - 7th Floor
Long Island City, NY  11102
Attention:   Leena Caligiure
Telecopier:  718-248-4844

CREDIT LYONNAIS                                                $8,600,000
  NEW YORK BRANCH
1000 Louisiana, Suite 5360
Houston, TX  77002
Attention:   Bernadette Archie
Telecopier:  713-751-0307


THE INDUSTRIAL BANK OF JAPAN,                                  $4,000,000
  LIMITED, NEW YORK BRANCH
245 Park Avenue, 23rd Floor
New York, NY  10167
Attention:   Atsushi Kawai
                 Agnes Aberin
Telecopier:  212-557-3581/949-0134

with a copy to:
Three Allen Center
Suite 4850
333 Clay Street
Houston, TX  77002
Attention:   Lynn Williford
Telecopier:  713-651-9209

Name and Address of Lender                           Amount of Commitment
- --------------------------                           --------------------

KREDIETBANK N.V.,                                              $4,000,000
  GRAND CAYMAN BRANCH
c/o Kredietbank N.V.,
New York Branch
125 West 55th Street
New York, NY  100109
Attention:   Lynda Resuma
             Mayra Ramirez
Telecopier:  212-956-5580

MELLON BANK, N.A.                                              $6,600,000
Three Mellon Bank Center
Room 2302
Pittsburgh, PA  15258
Attention:   Andrew Plonsky
Telecopier:  412-234-5049

with a copy to:
1100 Louisiana, Suite 3600
Houston, TX  77002
Attention:   Janet O'N Jenkins
Telecopier:  713-650-3409

MORGAN GUARANTY TRUST COMPANY                                  $8,600,000
  OF NEW YORK
60 Wall Street
New York, NY  10260-0060
Attention:   Vernon M. Ford, Jr.
Telecopier:  212-648-5023

NATIONSBANK OF TEXAS, N.A.                                     $8,600,000
303 West Wall Street
P.O. Box 1599
Midland, TX  79702-1599
Attention:   Dale T. Wilson
Telecopier:  915-685-2009

ROYAL BANK OF CANADA                                           $6,600,000
600 Wilshire Boulevard, Suite 800
Los Angeles, CA  90017
Attention:   J.D. Frost
Telecopier:  213-955-5350

Name and Address of Lender                           Amount of Commitment
- --------------------------                           --------------------

SOCIETE GENERALE                                               $4,000,000
2001 Ross Avenue, Suite 4800
Dallas, TX  75201
Attention:   Tequlla English
Telecopier:  214-754-0171

with a copy to:
1111 Bagby, Suite 2020
Houston, TX  77002
Attention:  Richard A. Gould
Telecopier:  713-650-0824

THE SUMITOMO BANK, LIMITED                                     $6,600,000
700 Louisiana Street, Suite 1750
Houston, TX  77002
Attention:   William R. McKown
Telecopier:  713-759-0020

TORONTO DOMINION (TEXAS), INC.                                 $6,600,000
909 Fannin Street, 17th Floor
Houston, TX  77010
Attention:   Lisa Allison
Telecopier:  713-951-9921

UNION BANK OF SWITZERLAND                                      $8,600,000
1100 Louisana, Suite 4500
Houston, TX  77005
Attention:   Evans Swann
Telecopier:  713-655-6555

with a copy to:
299 Park Avenue
New York, NY  10171-0026
Attention:   James Broadus
Telecopier:  212-821-3259